Exhibit 99.2


Acadia Realty Trust

             QUARTERLY SUPPLEMENTAL DISCLOSURE
                     December 31, 2007

                Table of Contents
-------------------------------------------------
                                                    Page                                                         Page
                                                 ----------                                                   ----------

              Section I - Overview                              Section III - Opportunity Fund Information


Important Notes                                           2  Overview - Fund I                                        27

Company Information                                       3  Overview - Fund II                                       28

Portfolio Snapshot                                        4  Overview - Fund III                                      29

       Section II - Financial Information                    Overview - RCP Venture                                   30

Market Capitalization                                     5  Fund I Properties - Detail                               31

Shareholder Information                                   6  Top Fund I Tenants                                       32

Operating Statements - Pro-rata Consolidation             7  Fund I - Current Valuation                               33

Operating Statements - Joint Ventures                    10  Fund II Properties - Detail                              34

Operating Statements - Current v. Prior Year             15  Fund II - New York Urban/Infill Projects                 35

Net Operating Income - Same Property Performance         17
                                                                    Section IV - Portfolio Information
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")           18
                                                             Portfolio by Region                                      36
Capital Expenditures                                     19
                                                             Portfolio by State                                       37
Consolidated Balance Sheets                              20
                                                             Portfolio - Detail                                       38
Pro-rata Consolidated Balance Sheet                      21
                                                             Storage Post Property Locations                          41
Selected Operating Ratios                                22
                                                             New and Renewal Rent Spreads                             42
Debt Analysis - Summary                                  23
                                                             Top 10 Tenants - Consolidated                            43
Debt Analysis - Detail                                   24
                                                             Anchor Tenant Detail                                     44
Debt Maturity Schedule                                   26
                                                             Anchor Lease Expirations - Next 3 Years                  48

                                                             Portfolio Lease Expirations                              49

                                                             Portfolio Demographics                                   52






Visit www.acadiarealty.com for additional investor and porfolio information

QUARTERLY SUPPLEMENTAL DISCLOSURE
      December 31, 2007

            Important Notes
            ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. *T

QUARTERLY SUPPLEMENTAL DISCLOSURE
       December 31, 2007

      Company Information
      ------------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters        1311 Mamaroneck Avenue           Investor Relations    Debra Miley
                              Suite 260                                              Director - Marketing & Communications
                              White Plains, NY 10605                                 (914) 288-8148
                                                                                     dmiley@acadiarealty.com

New York Stock Exchange       Symbol AKR                       Web Site              www.acadiarealty.com

Analyst Coverage              Banc of America Securities                 J.P. Morgan Securities, Inc.
                              Christine McElroy - (212) 847-5658         Michael W. Mueller, CFA (212) 622-6689
                              christine.m.mcelroy@bofasecurities.com     michael.w.mueller@jpmorgan.com

                                                                         Joseph Dazio, CFA - (212) 622-6416
                                                                         joseph.c.dazio@jpmorgan.com

                              Bank of Montreal                           RBC Capital Markets
                              Paul Adornato, CFA - (212) 885-4170        Rich Moore, CFA - (216) 378-7625
                              paul.adornato@bmo.com                      rich.moore@rbccm.com

                              Citigroup - Smith Barney                   Keefe, Bruyette & Woods, Inc.
                              Michael Bilerman - (212) 816-1383          Sheila K. McGrath - (212) 887-7793
                              michael.bilerman@citi.com                  smcgrath@kbw.com

                              Ambika Goel - (212) 816-6981
                              ambika.goel@citi.com

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

           Total Market Capitalization
           ---------------------------
           (including pro-rata share of joint venture debt)

                                                                                       Percent of
                                                       Percent of                     Total Market
              (amounts in thousands)                  Total Equity                   Capitalization
                                                  --------------------------------------------------

Equity Capitalization
---------------------
Total Common Shares Outstanding                                  98.0%        $32,184
Common Operating Partnership ("OP") Units                         2.0%            642
                                                                      ---------------
Combined Common Shares and OP Units                                            32,826

Share Price at December 31, 2007                                                25.61
                                                                      ---------------

Equity Capitalization - Common Shares and OP Units                            840,674

Preferred OP Units - at cost (1)                                  0.0%            188
                                                  -----------------------------------

           Total Equity Capitalization                          100.0%        840,862          65.7%
                                                  ==================================================

Debt Capitalization
-------------------
Consolidated debt                                                             516,982
Adjustment to reflect pro-rata share of debt                                 (77,636)
                                                                      ---------------

            Total Debt Capitalization                                         439,346          34.3%
                                                                      ------------------------------

           Total Market Capitalization                                     $1,280,208         100.0%
                                                                      ==============================




      Weighted Average Outstanding Common Shares and O.P. Units
      ---------------------------------------------------------

                                                         Common
                                                         Shares          OP Units         Total
                                                         -------         --------         -----

====================================================================================================
Basic
Quarter ended December 31 , 2007                            32,972,503        663,808     33,636,311
Year ended December 31, 2007                                32,907,338        662,923     33,570,261
Fully Diluted (3)
Quarter ended December 31, 2007                             33,327,965        663,808     33,991,773
Year ended December 31, 2007                                33,309,129        662,625     33,971,754
====================================================================================================

Basic
Quarter ended December 31, 2006                             32,514,803        642,272     33,157,075
Year ended December 31, 2006                                32,501,602        647,223     33,148,825
Fully Diluted (3)
Quarter ended December 31, 2006                             33,186,718        642,272     33,828,990
Year ended December 31, 2006                                33,152,996        647,223     33,800,219

(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of 25,067 and 66,763 Preferred OP Units is dilutive for EPS and is included in the fully diluted amounts above for the quarter and year ending December 31, 2007, respectively. The assumed conversion of 337,079 Preferred OP Units was dilutive for EPS and was included in the fully diluted amounts for the quarter and year ended December 31, 2006.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

                                        Shareholder Information
                                        -------------------------
                                         (amounts in thousands)


            10 Largest Institutional Shareholders (1)            Percent of Out-
                                                      Common     standing Common
Shareholder                                         Shares Held      Shares
-----------                                       ------------------------------

Wellington Management                                       3,441          10.7%
ING Investment Management (Europe) B.V.                     2,700           8.4%
Third Avenue Management                                     2,633           8.2%
Morgan Stanley                                              2,375           7.4%
BAMCO Inc. NY                                               2,360           7.3%
Barclay's Global Investors UK Holdings                      1,877           5.8%
Vanguard Group                                              1,876           5.8%
Heitman Real Estate Securities                              1,819           5.7%
Barclay's Global Investors NA/CA                            1,806           5.6%
Yale University                                             1,786           5.5%
                                                  ------------------------------

Total of 10 Largest Institutional Shareholders             22,673          70.4%
                                                  ==============================

Total of all Institutional Shareholders                    31,637          98.3%
                                                  ==============================

                      Operating Partnership
                        Unit Information
                      ---------------------

                                                      Percent
                                                   of Total OP
                                                       Units
                                                  ---------------
Managment O.P. Unit Holders                    338          52.6%
Other O.P. Unit Holders                        304          47.4%
                                        -------------------------
Total O.P. Units                               642         100.0%
                                        =========================

(1) Based on most recent Schedule 13F filing

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Income Statements - Pro- rata Consolidation (1)
-----------------------------------------------
Current Quarter and Year-to-Date
--------------------------------
        (in thousands)

                                                                    Year-to-Date

                                                                        Year
                                                                 ended December 31,
                                                                       2007
                            ------------------------------------------------------------------------------------------------------
                                 Core Retail
                                                                             Opportunity
                                                                                Funds                     Residential
                                          Joint               Opportunity   Discontinued                  Discontinued
                            Wholly Owned Ventures Total Core     Funds        Operations    Residential   Operations (4)  Total
                            ------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents               $    48,179 $   6,399 $  54,578 $       10,937 $        1,812 $        3,370 $        3,688 $  74,385
Percentage rents                    622       117       739              3              -              -              -       742
Expense reimbursements -
 CAM                              5,379       801     6,180            354            212              -              -     6,746
Expense reimbursements -
 Taxes                            7,251       958     8,209            150            247              -              -     8,606
Other property income               634        27       661             16             10            168            431     1,286
                            ------------------------------------------------------------------------------------------------------
                                 62,065     8,302    70,367         11,460          2,281          3,538          4,119    91,765
                            ------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          8,292     1,125     9,417            692            286              -              -    10,395
Other property operating          2,180       320     2,500            479            (27)         1,743          2,640     7,335
Real estate taxes                 8,139     1,110     9,249            415            269            210            163    10,306
                            ------------------------------------------------------------------------------------------------------
                                 18,611     2,555    21,166          1,586            528          1,953          2,803    28,036
                            ------------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                  43,454     5,747    49,201          9,874          1,753          1,585          1,316    63,729


OTHER INCOME (EXPENSE)
General and administrative      (24,653)        -   (24,653)          (286)             -              -              -   (24,939)
Equity in earnings of
 unconsolidated properties            -         -         -          9,421              -              -              -     9,421
Interest income                   9,774        43     9,817            463              -              9              9    10,298
Fee income (2)                   17,264         -    17,264              -              -              -              -    17,264
Promote income                        -         -         -              -              -              -              -         -
Promote expense                       -         -         -              -              -              -              -         -
Property management
 expense                           (126)        -      (126)            91           (103)           (56)          (102)     (296)
Straight-line rent income         1,282       190     1,472          1,099             58              -              -     2,629
Straight-line rents
 written off                        (23)       (7)      (30)             -              -              -              -       (30)
FAS 141 rent                       (756)      137      (619)           (51)             -              -              -      (670)
Provision for income taxes       (2,590)        -    (2,590)           (37)             -              -              -    (2,627)
Swap termination income             165         -       165              -              -              -              -       165
                            ------------------------------------------------------------------------------------------------------

EBIDTA                           43,791     6,110    49,901         20,574          1,708          1,538          1,223    74,944

Depreciation and
 amortization                   (16,755)   (1,345)  (18,100)        (6,781)          (263)          (614)          (659)  (26,417)
FAS 141 amortization               (528)        -      (528)           (73)             -              -              -      (601)
Interest expense                (16,919)   (3,910)  (20,829)        (2,332)          (785)             1           (893)  (24,838)
Loan defeasance                    (426)        -      (426)             -              -              -              -      (426)
FAS 141 interest                     67         -        67              -             45              -              -       112
Gain (loss) on sale of
 properties                           -         -         -              -          7,515              -         (2,244)    5,271
                            ------------------------------------------------------------------------------------------------------

Income before minority
 interest                         9,230       855    10,085         11,388          8,220            925         (2,573)   28,045

Minority interest - OP             (247)      (12)     (259)          (230)          (161)           (19)            51      (618)
Minority interest                   225         -       225           (382)             -              -              -      (157)
                            ------------------------------------------------------------------------------------------------------

NET INCOME                  $     9,208 $     843 $  10,051 $       10,776 $        8,059 $          906 $       (2,522)$  27,270
                            ======================================================================================================


                                                                        Current Quarter

                                                                           3 months
                                                                      ended December 31,
                                                                             2007
                             -----------------------------------------------------------------------------------------------------
                                  Core Retail
                                                                            Opportunity
                                                                                Funds                     Residential
                               Wholly     Joint              Opportunity    Discontinued                  Discontinued
                                Owned    Ventures Total Core     Funds      Operations (4)  Residential   Operations (4)  Total
                             -----------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                $   12,680 $   1,648 $  14,328 $        2,771 $          259 $          891 $          894 $  19,143
Percentage rents                    220        12       232              -              -              -              -       232
Expense reimbursements -
 CAM                              1,574       250     1,824            116             35              -              -     1,975
Expense reimbursements -
 Taxes                            1,858       260     2,118             75             36              -              -     2,229
Other property income               349        17       366            (22)            (9)            49             91       475
                             -----------------------------------------------------------------------------------------------------
                                 16,681     2,187    18,868          2,940            321            940            985    24,054
                             -----------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          2,394       371     2,765            217             43              -              -     3,025
Other property operating            858       127       985            115             14            482            634     2,230
Real estate taxes                 2,115       285     2,400            142             48             54             46     2,690
                             -----------------------------------------------------------------------------------------------------
                                  5,367       783     6,150            474            105            536            680     7,945
                             -----------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                  11,314     1,404    12,718          2,466            216            404            305    16,109


OTHER INCOME (EXPENSE)
General and administrative       (7,440)        -    (7,440)           (65)             -              -              -    (7,505)
Equity in earnings of
 unconsolidated properties            -         -         -            499              -              -              -       499
Interest income                   2,502         -     2,502             98              -              3              -     2,603
Fee income (2)                    5,414         -     5,414              -              -              -              -     5,414
Promote income                        -         -         -              -              -              -              -         -
Promote expense                       -         -         -              -              -              -              -         -
Property management
 expense                            (32)        -       (32)            (2)            (4)           (13)           (24)      (75)
Straight-line rent income           318        91       409            346              6              -              -       761
Straight-line rents
 written off                         (3)       (7)      (10)             -              -              -              -       (10)
FAS 141 rent                       (249)       34      (215)           (14)             -              -              -      (229)
Provision for income taxes          (13)        -       (13)           (20)             -              -              -       (33)
Swap termination income               -         -         -              -              -              -              -         -
                             -----------------------------------------------------------------------------------------------------

EBIDTA                           11,811     1,522    13,333          3,308            218            394            281    17,534

Depreciation and
 amortization                    (5,180)     (373)   (5,553)        (1,744)             -           (155)             -    (7,452)
FAS 141 amortization               (144)        -      (144)           (16)             -              -              -      (160)
Interest expense                 (4,299)     (996)   (5,295)          (719)          (109)             -              -    (6,123)
Loan defeasance                       -         -         -              -              -              -              -         -
FAS 141 interest                     20         -        20              -              -              -              -        20
Gain (loss) on sale of
 properties                           -         -         -              -          7,515              -         (2,003)    5,512
                             -----------------------------------------------------------------------------------------------------

Income before minority
 interest                         2,208       153     2,361            829          7,624            239         (1,722)    9,331

Minority interest - OP              (58)        1       (57)           (19)          (150)            (5)            34      (197)
Minority interest                   (12)        -       (12)           (95)             -              -              -      (107)
                             -----------------------------------------------------------------------------------------------------

NET INCOME                   $    2,138 $     154 $   2,292 $          715 $        7,474 $          234 $       (1,688)$   9,027
                             =====================================================================================================


(1)  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the
     Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and
     Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2 )Detail as follows:                                                   YTD       4th       3rd       2nd       1st
                                                                                  Quarter   Quarter   Quarter   Quarter
                                                                      --------------------------------------------------
Asset management fee Fund II                                              $3,600      $900      $900      $900      $900
Asset management fee Fund
 III                                                                       3,750     1,500     1,500       750         -
Leasing/Construction/Legal fees - Fund I                                     189        47       105        15        22
Property management/Construction/Legal fees - Fund II                      5,573     2,245     1,395       835     1,098
Property management/Construction/Legal fees - Fund III                        92        62        30         -         -
Klaff Portfolio Fees                                                       2,057       344       338       560       815
Other third party Property management/Construction/Leasing/Legal fees      2,003       316     1,253       234       200
                                                                      --------------------------------------------------
                                                                          17,264     5,414     5,521     3,294     3,035
 Priority distributions -
  Fund I                                                                     961       220       257       244       240
                                                                      --------------------------------------------------
 Total Management fees and priority distributions                        $18,225    $5,634    $5,778    $3,538    $3,275
                                                                      ----------========================================

(3)  Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping
     Center aggregated $260 for the quarter and $947 for the year ended December 31, 2007.

(4)  Discontinued Operations reflects two Opportunity Fund properties, Amherst Marketplace and Sheffield Crossing, and one residential property, all of which were sold in the 4th quarter.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Income Statements - Pro- rata Consolidation (1)
-----------------------------------------------
Current Quarter and Year-to-Date
--------------------------------
        (in thousands)

                                                                       Previous Quarter

                                                                          3 months
                                                                     ended September 30,
                                                                            2007
                           -------------------------------------------------------------------------------------------------------
                                 Core Retail
                                                                             Opportunity
                                                                                Funds                     Residential
                                          Joint              Opportunity    Discontinued                  Discontinued
                           Wholly Owned  Ventures Total Core     Funds     Operations (4)   Residential   Operations (4)  Total
                           -------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents              $     12,143 $   1,615 $  13,758 $        2,736 $          527 $          843 $          829 $  18,693
Percentage rents                    122        65       187              -              -              -              -       187
Expense reimbursements -
 CAM                              1,305       190     1,495            102             67              -              -     1,664
Expense reimbursements -
 Taxes                            1,977       248     2,225             74            103              -              -     2,402
Other property income               153        (4)      149             22              -             36            143       350
                           -------------------------------------------------------------------------------------------------------
                                 15,700     2,114    17,814          2,934            697            879            972    23,296
                           -------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          1,870       249     2,119            145             73              -              -     2,337
Other property operating            547        74       621            129            (53)           486            847     2,030
Real estate taxes                 2,212       285     2,497            160             78             50             46     2,831
                           -------------------------------------------------------------------------------------------------------
                                  4,629       608     5,237            434             98            536            893     7,198
                           -------------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                  11,071     1,506    12,577          2,500            599            343             79    16,098


OTHER INCOME (EXPENSE)
General and administrative       (5,741)        -    (5,741)           (80)             -              -              -    (5,821)
Equity in earnings of
 unconsolidated properties            -         -         -          3,421              -              -              -     3,421
Interest income                   2,372        14     2,386            145              -              2              3     2,536
Fee income (2)                    5,521         -     5,521              -              -              -              -     5,521
Promote income                        -         -         -              -              -              -              -         -
Promote expense                       -         -         -              -              -              -              -         -
Property management
 expense                            (31)        -       (31)            42            (44)           (14)           (23)      (70)
Straight-line rent income           263        39       302            249              9              -              -       560
Straight-line rents
 written off                        126         -       126              -              -              -              -       126
FAS 141 rent                       (249)       34      (215)            13              -              -              -      (202)
Provision for income taxes         (316)        -      (316)            (2)             -              -              -      (318)
Swap termination income               -         -         -              -              -              -              -         -
                           -------------------------------------------------------------------------------------------------------

EBIDTA                           13,016     1,593    14,609          6,288            564            331             59    21,851

Depreciation and
 amortization                    (3,912)     (342)   (4,254)        (1,649)           (87)          (152)          (217)   (6,359)
FAS 141 amortization               (144)        -      (144)           (21)             -              -              -      (165)
Interest expense                 (4,254)     (996)   (5,250)          (574)          (223)             -           (300)   (6,347)
Loan defeasance                       -         -         -              -              -              -              -         -
FAS 141 interest                     20         -        20              -             15              -              -        35
Gain (loss) on sale of
 properties                           -         -         -              -              -              -           (241)     (241)
                           -------------------------------------------------------------------------------------------------------

Income before minority
 interest                         4,726       255     4,981          4,044            269            179           (699)    8,774

Minority interest - OP             (107)       (5)     (112)           (81)            (5)            (4)            14      (188)
Minority interest                     4         -         4           (100)             -              -              -       (96)
                           -------------------------------------------------------------------------------------------------------

NET INCOME                 $      4,623 $     250 $   4,873 $        3,863 $          264 $          175 $         (685)$   8,490
                           =======================================================================================================

                                                                        Previous Quarter

                                                                            3 months
                                                                         ended June 30,
                                                                              2007
                            --------------------------------------------------------------------------------------------------------
                                 Core Retail
                                                                             Opportunity
                                                                                Funds                       Residential
                                          Joint              Opportunity     Discontinued                   Discontinued
                            Wholly Owned Ventures Total Core     Funds      Operations (4)   Residential   Operations (4)   Total
                            --------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents               $    11,962 $   1,578 $  13,540 $        2,695 $          518  $          819 $          994  $  18,566
Percentage rents                    142         8       150              3              -               -              -        153
Expense reimbursements -
 CAM                                943       128     1,071             75             51               -              -      1,197
Expense reimbursements -
 Taxes                            1,642       265     1,907             80             48               -              -      2,035
Other property income                53        10        63             11             19              29            116        238
                            --------------------------------------------------------------------------------------------------------
                                 14,742     1,989    16,731          2,864            636             848          1,110     22,189
                            --------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          1,605       219     1,824            162            132               -              -      2,118
Other property operating            187        73       260            114              8             429            624      1,435
Real estate taxes                 1,993       274     2,267            119             78              49             46      2,559
                            --------------------------------------------------------------------------------------------------------
                                  3,785       566     4,351            395            218             478            670      6,112
                            --------------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                  10,957     1,423    12,380          2,469            418             370            440     16,077


OTHER INCOME (EXPENSE)
General and administrative       (6,033)        -    (6,033)           (57)             -               -              -     (6,090)
Equity in earnings of
 unconsolidated properties            -         -         -            774              -               -              -        774
Interest income                   2,094        14     2,108            126              -               2              3      2,239
Fee income (2)                    3,294         -     3,294              -              -               -              -      3,294
Promote income                        -         -         -              -              -               -              -          -
Promote expense                       -         -         -              -              -               -              -          -
Property management
 expense                            (32)        -       (32)            27            (29)            (14)           (27)       (75)
Straight-line rent income           309        28       337            251             17               -              -        605
Straight-line rents
 written off                        (61)        -       (61)             -              -               -              -        (61)
FAS 141 rent                       (237)       35      (202)           (19)             -               -              -       (221)
Provision for income taxes         (383)        -      (383)            (2)             -               -              -       (385)
Swap termination income               -         -         -              -              -               -              -          -
                            --------------------------------------------------------------------------------------------------------

EBIDTA                            9,908     1,500    11,408          3,569            406             358            416     16,157

Depreciation and
 amortization                    (3,888)     (312)   (4,200)        (1,712)           (88)           (150)          (219)    (6,369)
FAS 141 amortization               (316)        -      (316)           (16)             -               -              -       (332)
Interest expense                 (4,238)     (986)   (5,224)          (524)          (226)              1           (298)    (6,271)
Loan defeasance                       -         -         -              -              -               -              -          -
FAS 141 interest                      7         -         7              -             15               -              -         22
Gain (loss) on sale of
 properties                           -         -         -              -              -               -              -          -
                            --------------------------------------------------------------------------------------------------------

Income before minority
 interest                         1,473       202     1,675          1,317            107             209           (101)     3,207

Minority interest - OP              (51)       (4)      (55)           (26)            (2)             (4)             2        (85)
Minority interest                     1         -         1            (89)             -               -              -        (88)
                            --------------------------------------------------------------------------------------------------------

NET INCOME                  $     1,423 $     198 $   1,621 $        1,202 $          105  $          205 $          (99) $   3,034
                            ========================================================================================================

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Income Statements - Pro- rata Consolidation (1)
-----------------------------------------------
Current Quarter and Year-to-Date
--------------------------------
        (in thousands)

                                                                        Previous Quarter

                                                                            3 months
                                                                          ended March 31,
                                                                              2007
                             -------------------------------------------------------------------------------------------------------
                                  Core Retail
                                                                             Opportunity
                                                                                Funds                      Residential
                               Wholly     Joint              Opportunity     Discontinued                  Discontinued
                                Owned    Ventures Total Core     Funds      Operations (4)   Residential   Operations (4)   Total
                             -------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                $   11,394 $   1,558 $  12,952 $        2,735 $          508  $          817 $           971 $  17,983
Percentage rents                    138        32       170              -              -               -               -       170
Expense reimbursements -
 CAM                              1,557       233     1,790             61             59               -               -     1,910
Expense reimbursements -
 Taxes                            1,774       185     1,959            (79)            60               -               -     1,940
Other property income                79         4        83              5              -              54              81       223
                             -------------------------------------------------------------------------------------------------------
                                 14,942     2,012    16,954          2,722            627             871           1,052    22,226
                             -------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM          2,423       286     2,709            168             38               -               -     2,915
Other property operating            588        46       634            121              4             346             535     1,640
Real estate taxes                 1,819       266     2,085             (6)            65              57              25     2,226
                             -------------------------------------------------------------------------------------------------------
                                  4,830       598     5,428            283            107             403             560     6,781
                             -------------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                  10,112     1,414    11,526          2,439            520             468             492    15,445


OTHER INCOME (EXPENSE)
General and administrative       (5,439)        -    (5,439)           (84)             -               -               -    (5,523)
Equity in earnings of
 unconsolidated properties            -         -         -          4,727              -               -               -     4,727
Interest income                   2,806        15     2,821             94              -               2               3     2,920
Fee income (2)                    3,035         -     3,035              -              -               -               -     3,035
Promote income                        -         -         -              -              -               -               -         -
Promote expense                       -                   -              -              -               -               -         -
Property management
 expense                            (31)        -       (31)            24            (26)            (15)            (28)      (76)
Straight-line rent income           392        32       424            253             26               -               -       703
Straight-line rents
 written off                        (85)        -       (85)             -              -               -               -       (85)
FAS 141 rent                        (21)       34        13            (31)             -               -               -       (18)
Provision for income taxes       (1,878)        -    (1,878)           (13)             -               -               -    (1,891)
Swap termination income             165         -       165              -              -               -               -       165
                             -------------------------------------------------------------------------------------------------------

EBIDTA                            9,056     1,495    10,551          7,409            520             455             467    19,402

Depreciation and
 amortization                    (3,775)     (318)   (4,093)        (1,676)           (88)           (157)           (223)   (6,237)
FAS 141 amortization                 76         -        76            (20)             -               -               -        56
Interest expense                 (4,128)     (932)   (5,060)          (515)          (227)              -            (295)   (6,097)
Loan defeasance                    (426)        -      (426)             -              -               -               -      (426)
FAS 141 interest                     20         -        20              -             15               -               -        35
Gain (loss) on sale of
 properties                           -         -         -              -              -               -               -         -
                             -------------------------------------------------------------------------------------------------------

Income before minority
 interest                           823       245     1,068          5,198            220             298             (51)    6,733

Minority interest - OP              (31)       (4)      (35)          (104)            (4)             (6)              1      (148)
Minority interest                   232         -       232            (98)             -               -               -       134
                             -------------------------------------------------------------------------------------------------------

NET INCOME                   $    1,024 $     241 $   1,265 $        4,996 $          216  $          292 $           (50)$   6,719
                             =======================================================================================================

                                                                               Year-to-Date
                                                                                   Year
                                                                            ended December 31,
                                                                                   2007
                                        ------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                        ------------------------------------------------------------------------------------------
                                                                               AKR 20%                                 AKR 20%
                                                                             Promote and        AKR                  Promote and
                                                                               22.22%                                  22.22%
                                                      Fund I                  Pro-rata      Brandywine                Pro-rata
                                                   Discontinued    Total     rata share       Promote                rata share
                                          Fund I    Operations     Fund I      (37.78)%      62.22% (4)  Mervyns I    (37.78)%
                                        ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   9,060 $        1,812 $  10,872 $        4,107 $        6,764 $       - $            -
Percentage rents                                3              -         3              1              2         -              -
Expense reimbursements - CAM                  258            212       470            178            292         -              -
Expense reimbursements - Taxes                137            247       384            145            239         -              -
Other property income                          13             10        23             10             13         -              -
                                        ------------------------------------------------------------------------------------------
                                            9,471          2,281    11,752          4,441          7,310         -              -
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      401            286       687            261            426         -              -
Other property operating                      178            (27)      151             57             94         -              -
Real estate taxes                             186            269       455            172            283         -              -
                                        ------------------------------------------------------------------------------------------
                                              765            528     1,293            490            803         -              -
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       8,706          1,753    10,459          3,951          6,507         -              -


OTHER INCOME (EXPENSE)
General and administrative                   (179)             -      (179)           (68)          (111)       (8)            (3)
Equity in earnings of unconsolidated
 properties                                 2,686              -     2,686          1,000          1,671       474            179
Interest income                               342              -       342            129            213        11              4
Asset and property management income            -              -         -              -              -         -              -
Promote income                                  -              -         -              -              -         -              -
Promote expense                            (3,282)             -    (3,282)             -              -       (92)             -
Asset and property management expense (2)      91           (103)      (12)            (5)            (7)        -              -
Straight-line rent income                     997             58     1,055            398            657         -              -
Straight-line rents written off                 -              -         -              -              -         -              -
FAS 141 Rent                                  (16)             -       (16)            (8)            (8)        -              -
Provision for income taxes                    (27)             -       (27)           (11)           (16)      (15)            (6)
Swap termination income                         -              -         -              -              -         -              -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                      9,318          1,708    11,026          5,386          8,906       370            174

Depreciation and amortization (3)          (6,218)          (263)   (6,481)        (2,450)        (4,031)        -              -
FAS 141 Amortization                           (4)             -        (4)             -             (4)        -              -
Interest expense                           (1,472)          (785)   (2,257)          (838)        (1,404)        -              -
Loan defeasance                                 -              -         -              -              -         -              -
FAS 141 Interest                                -             45        45             18             27         -              -
Gain (loss) on sale of properties               -          7,515     7,515          2,839          4,676         -              -
                                        ------------------------------------------------------------------------------------------

Income before minority interest             1,624          8,220     9,844          4,955          8,170       370            174

Minority interest - OP                        161           (161)        -            (98)          (164)        -             (2)
Minority interest                            (463)             -      (463)          (175)          (288)        -              -
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $   1,322 $        8,059 $   9,381 $        4,682 $        7,718 $     370 $          172
                                        ==========================================================================================


                                       -------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                       -------------------------------------------------------------------------------------------
                                                     AKR Pro-                 AKR Pro-                    AKR Pro-      Total
                                                    rata share               rata share                  rata share   AKR Pro-
                                         Fund II      20.00%     Mervyns II    20.00%        Fund III     19.9005%   rata share
                                       -------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   9,309 $        1,863 $       - $            - $           77 $      15 $       12,749
Percentage rents                                -              -         -              -              -         -              3
Expense reimbursements - CAM                  476             95         -              -              3         1            566
Expense reimbursements - Taxes                 66             13         -              -              1         -            397
Other property income                          12              3         -              -              -         -             26
                                       -------------------------------------------------------------------------------------------
                                            9,863          1,974         -              -             81        16         13,741
                                       -------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                    1,451            290         -              -              3         1            978
Other property operating                    1,506            301         -              -              3         -            452
Real estate taxes                           1,141            228         -              -              3         1            684
                                       -------------------------------------------------------------------------------------------
                                            4,098            819         -              -              9         2          2,114
                                       -------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       5,765          1,155         -              -             72        14         11,627


OTHER INCOME (EXPENSE)
General and administrative                   (307)           (62)      (10)            (2)          (198)      (40)          (286)
Equity in earnings of unconsolidated
 properties                                  (203)           (41)   33,034          6,606              -         -          9,415
Interest income                               496             99        26              6             63        12            463
Asset and property management income            -              -         -              -              -         -              -
Promote income                                  -              -         -              -              -         -              -
Promote expense                                 -              -         -              -              -         -              -
Asset and property management expense(2)   (4,840)             -         -              -         (4,691)        -            (12)
Straight-line rent income                     502            101         -              -              7         1          1,157
Straight-line rents written off                 -              -         -              -              -         -              -
FAS 141 Rent                                 (192)           (38)        -              -             15         3            (51)
Provision for income taxes                      -              -       (20)            (4)             -         -            (37)
Swap termination income                         -              -         -              -              -         -              -
                                       -------------------------------------------------------------------------------------------

EBIDTA                                      1,221          1,214    33,030          6,606         (4,732)      (10)        22,276

Depreciation and amortization (3)          (2,790)          (558)        -              -            (27)       (5)        (7,044)
FAS 141 Amortization                         (336)           (68)        -              -             (3)       (1)           (73)
Interest expense                           (4,153)          (830)     (107)           (21)          (123)      (24)        (3,117)
Loan defeasance                                 -              -         -              -              -         -              -
FAS 141 Interest                                -              -         -              -              -         -             45
Gain (loss) on sale of properties               -              -         -              -              -         -          7,515
                                       -------------------------------------------------------------------------------------------

Income before minority interest            (6,058)          (242)   32,923          6,585         (4,885)      (40)        19,602

Minority interest - OP                          -              5         -           (132)             -         -           (391)
Minority interest                             407             81         -              -              -         -           (382)
                                       -------------------------------------------------------------------------------------------

NET INCOME                              $  (5,651)$         (156)$  32,923 $        6,453 $       (4,885)$     (40)$       18,829
                                       ===========================================================================================


                                                  ----------------------------------------------------------------------
                                                                       Joint Ventures - Core Retail
                                                  ----------------------------------------------------------------------
                                                                    AKR Pro-                    AKR Pro-      Total
                                                                   rata share                  rata share   AKR Pro-
                                                    Brandywine       22.22%       Crossroads     49.00%    rata Total
                                                  ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                     $       15,390 $       3,420 $         6,077 $   2,978 $        6,399
Percentage rents                                             486           108              19         9            117
Expense reimbursements - CAM                               1,921           427             763       374            801
Expense reimbursements - Taxes                               866           192           1,564       766            958
Other property income                                         86            19              17         8             27
                                                  ----------------------------------------------------------------------
                                                          18,749         4,166           8,440     4,135          8,302
                                                  ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                   2,896           643             984       482          1,125
Other property operating                                     779           173             300       147            320
Real estate taxes                                          1,038           231           1,795       879          1,110
                                                  ----------------------------------------------------------------------
                                                           4,713         1,047           3,079     1,508          2,555
                                                  ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)                     14,036         3,119           5,361     2,627          5,747


OTHER INCOME (EXPENSE)
General and administrative                                     -             -               -         -              -
Equity in earnings of unconsolidated properties                -             -               -         -              -
Interest income                                               64            15              57        28             43
Asset and property management income                           -             -               -         -              -
Promote income                                                 -             -               -         -              -
Promote expense                                                -             -               -         -              -
Asset and property management expense(2)                    (906)            -               -         -              -
Straight-line rent income                                    817           181              20         9            190
Straight-line rents written off                                -             -             (14)       (7)            (7)
FAS 141 Rent                                                 620           137               -         -            137
Provision for income taxes                                     -             -               -         -              -
Swap termination income                                        -             -               -         -              -
                                                  ----------------------------------------------------------------------

EBIDTA                                                    14,631         3,452           5,424     2,657          6,110

Depreciation and amortization (3)                         (3,269)         (726)           (477)     (625)        (1,351)
FAS 141 Amortization                                           -             -               -         -              -
Interest expense                                         (10,102)       (2,203)         (3,484)   (1,707)        (3,910)
Loan defeasance                                                -             -               -         -              -
FAS 141 Interest                                               -             -               -         -              -
Gain (loss) on sale of properties                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

Income before minority interest                            1,260           523           1,463       325            849

Minority interest - OP                                         -             -               -        (6)            (6)
Minority interest                                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

NET INCOME                                        $        1,260 $         523 $         1,463 $     319 $          843
                                                  ======================================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $2,780 on an annual basis ($7,363 x
     37.78% x 100%) and $695 for the fourth quarter.

                                                                             Current Quarter
                                                                                3 months
                                                                           ended December 31,
                                                                                   2007
                                     ---------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                     ---------------------------------------------------------------------------------------------
                                                                               AKR 20%                                 AKR 20%
                                                                             Promote and        AKR                  Promote and
                                                                               22.22%                                  22.22%
                                                      Fund I                  Pro-rata      Brandywine                Pro-rata
                                                   Discontinued    Total        share         Promote                rata share
                                         Fund I     Operations     Fund I     (37.78)%      62.22% (4)   Mervyns I    (37.78)%
                                     ---------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,248 $          259 $   2,507 $         947  $        1,559 $       - $           -
Percentage rents                                -              -         -             -               -         -             -
Expense reimbursements - CAM                   85             35       120            45              75         -             -
Expense reimbursements - Taxes                 63             36        99            37              62
Other property income                           6             (9)       (3)           (1)             (2)        -             -
                                       -------------------------------------------------------------------------------------------
                                            2,402            321     2,723         1,028           1,694         -             -
                                       -------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      128             43       171            65             106         -             -
Other property operating                       33             14        47            18              29
Real estate taxes                              93             48       141            53              88         -             -
                                       -------------------------------------------------------------------------------------------
                                              254            105       359           136             223         -             -
                                       -------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       2,148            216     2,364           892           1,471         -             -


OTHER INCOME (EXPENSE)
General and administrative                    (26)                     (26)          (10)            (16)       (8)           (3)
Equity in earnings of unconsolidated
 properties                                   204                      204            77             127      (595)         (225)
Interest income                                56                       56            21              35         3             1
Asset and property management income            -                        -             -               -         -             -
Promote income                                  -                        -             -               -         -             -
Promote expense                            (2,055)                  (2,055)            -               -       122             -
Asset and property management
 expense (2)                                   (2)            (4)       (6)           (2)             (4)        -             -
Straight-line rent income                     256              6       262            99             163         -             -
Straight-line rents written off                 -                        -             -               -         -             -
FAS 141 Rent                                   (4)                      (4)           (2)             (2)        -             -
Provision for income taxes                    (13)                     (13)           (5)             (8)      (11)           (4)
Swap termination income                         -              -         -             -               -         -             -
                                       -------------------------------------------------------------------------------------------

EBIDTA                                        564            218       782         1,070           1,766      (489)         (231)

Depreciation and amortization (3)          (1,557)             -    (1,557)         (588)           (969)        -             -
FAS 141 Amortization                           (1)             -        (1)            -              (1)        -             -
Interest expense                             (442)          (109)     (551)         (208)           (343)        -             -
Loan defeasance                                 -              -         -             -               -         -             -
FAS 141 Interest                                -              -         -             -               -         -             -
Gain (loss) on sale of properties               -          7,515     7,515         2,839           4,676         -             -
                                       -------------------------------------------------------------------------------------------

Income before minority interest            (1,436)         7,624     6,188         3,113           5,129      (489)         (231)

Minority interest - OP                        150           (150)        -           (62)           (103)        -             5
Minority interest                            (114)             -      (114)          (43)            (71)        -             -
                                       -------------------------------------------------------------------------------------------

NET INCOME                              $  (1,400)$        7,474 $   6,074 $       3,008  $        4,955 $    (489)$        (226)
                                       ===========================================================================================


                                       -------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                       -------------------------------------------------------------------------------------------
                                                     AKR Pro-                 AKR Pro-                    AKR Pro-      Total
                                                    rata share               rata share                  rata share   AKR Pro-
                                         Fund II      20.00%     Mervyns II    20.00%        Fund III     19.9005%   rata share
                                       -------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,543 $          509 $       - $            - $           77 $      15 $        3,030
Percentage rents                                -              -         -              -              -         -              -
Expense reimbursements - CAM                  149             30         -              -              3         1            151
Expense reimbursements - Taxes                 58             12         -              -              1         -            111
Other property income                        (142)           (28)        -              -              -         -            (31)
                                       -------------------------------------------------------------------------------------------
                                            2,608            523         -              -             81        16          3,261
                                       -------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      440             88         -              -              3         1            260
Other property operating                      412             82         -              -              2         -            129
Real estate taxes                             239             48         -              -              3         1            190
                                       -------------------------------------------------------------------------------------------
                                            1,091            218         -              -              8         2            579
                                       -------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       1,517            305         -              -             73        14          2,682


OTHER INCOME (EXPENSE)
General and administrative                    (88)           (18)       (9)            (2)           (79)      (16)           (65)
Equity in earnings of unconsolidated
 properties                                     -              -     2,600            520              -         -            499
Interest income                               135             27        10              2             62        12             98
Asset and property management income            -              -         -              -              -         -              -
Promote income                                  -              -         -              -              -         -              -
Promote expense                                 -              -         -              -              -         -              -
Asset and property management expense(2)   (1,205)             -         -              -         (1,878)        -             (6)
Straight-line rent income                     443             89         -              -              7         1            352
Straight-line rents written off                 -              -         -              -              -         -              -
FAS 141 Rent                                  (65)           (13)        -              -             15         3            (14)
Provision for income taxes                      -              -       (14)            (3)             -         -            (20)
Swap termination income                         -              -         -              -              -         -              -
                                       -------------------------------------------------------------------------------------------

EBIDTA                                        737            390     2,587            517         (1,800)       14          3,526

Depreciation and amortization (3)            (911)          (182)        -              -            (27)       (5)        (1,744)
FAS 141 Amortization                          (69)           (14)        -              -             (3)       (1)           (16)
Interest expense                           (1,162)          (232)     (107)           (21)          (123)      (24)          (828)
Loan defeasance                                 -              -         -              -              -         -              -
FAS 141 Interest                                -              -         -              -              -         -              -
Gain (loss) on sale of properties               -              -         -              -              -         -          7,515
                                       -------------------------------------------------------------------------------------------

Income before minority interest            (1,405)           (38)    2,480            496         (1,953)      (16)         8,453

Minority interest - OP                          -              1         -            (10)             -         -           (169)
Minority interest                              95             19         -              -              -         -            (95)
                                       -------------------------------------------------------------------------------------------

NET INCOME                              $  (1,310)$          (18)$   2,480 $          486 $       (1,953)$     (16)$        8,189
                                       ===========================================================================================


                                                  ----------------------------------------------------------------------
                                                                       Joint Ventures - Core Retail
                                                  ----------------------------------------------------------------------
                                                                    AKR Pro-                    AKR Pro-      Total
                                                                   rata share                  rata share   AKR Pro-
                                                    Brandywine       22.22%       Crossroads     49.00%     rata Total
                                                  ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                              4,053 $         901 $         1,525 $     747 $        1,648
Percentage rents                                              52            12               -         -             12
Expense reimbursements - CAM                                 414            92             323       158            250
Expense reimbursements - Taxes                               267            59             410       201            260
Other property income                                         63            14               6         3             17
                                                  ----------------------------------------------------------------------
                                                           4,849         1,078           2,264     1,109          2,187
                                                  ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                     683           152             446       219            371
Other property operating                                      82            18             223       109            127
Real estate taxes                                            277            62             455       223            285
                                                  ----------------------------------------------------------------------
                                                           1,042           232           1,124       551            783
                                                  ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)                      3,807           846           1,140       558          1,404


OTHER INCOME (EXPENSE)
General and administrative                                     -             -               -         -              -
Equity in earnings of unconsolidated properties                -             -               -         -              -
Interest income                                              (29)           (6)             12         6              -
Asset and property management income                           -             -               -         -              -
Promote income                                                 -             -               -         -              -
Promote expense                                                -             -                         -              -
Asset and property management expense (2)                   (250)            -               -         -              -
Straight-line rent income                                    424            94              (6)       (3)            91
Straight-line rents written off                                -             -             (14)       (7)            (7)
FAS 141 Rent                                                 154            34               -         -             34
Provision for income taxes                                     -             -               -         -              -
Swap termination income                                        -             -               -         -              -
                                                  ----------------------------------------------------------------------

EBIDTA                                                     4,106           968           1,132       554          1,522

Depreciation and amortization (3)                           (893)         (198)           (157)     (175)          (373)
FAS 141 Amortization                                           -             -               -         -              -
Interest expense                                          (2,546)         (566)           (878)     (430)          (996)
Loan defeasance                                                -             -               -         -              -
FAS 141 Interest                                               -             -               -         -              -
Gain (loss) on sale of properties                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

Income before minority interest                              667           204              97       (51)           153

Minority interest - OP                                         -             -               -         1              1
Minority interest                                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

NET INCOME                                        $          667 $         204 $            97 $     (50)$          154
                                                  ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company was entitled to $7.2 million of Promote from future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on a quarterly basis ($7,363 x
     37.78% x 25%).

                                                                             Previous Quarter
                                                                                 3 months
                                                                           ended September 30,
                                                                                   2007
                                        ------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                        ------------------------------------------------------------------------------------------
                                                                               AKR 20%                                 AKR 20%
                                                                             Promote and        AKR                  Promote and
                                                      Fund I                   22.22%                                  22.22%
                                                                              Pro-rata      Brandywine                Pro-rata
                                                   Discontinued    Total        share         Promote                rata share
                                          Fund I    Operations     Fund I     (37.78)%      62.22% (4)   Mervyns I    (37.78)%
                                      --------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,282 $          527 $   2,809 $       1,061  $    1,748     $       - $           -
Percentage rents                                -                        -             -           -             -             -
Expense reimbursements - CAM                   46             67       113            43          70             -             -
Expense reimbursements - Taxes                 68            103       171            65         106
Other property income                           2              -         2             1           1             -             -
                                        ------------------------------------------------------------------------------------------
                                            2,398            697     3,095         1,170       1,925             -             -
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                       85             73       158            60          98             -             -
Other property operating                       47            (53)       (6)           (2)         (4)
Real estate taxes                              97             78       175            66         109             -             -
                                        ------------------------------------------------------------------------------------------
                                              229             98       327           124         203             -             -
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       2,169            599     2,768         1,046       1,722             -             -


OTHER INCOME (EXPENSE)
General and administrative                    (33)                     (33)          (12)        (21)            -             -
Equity in earnings of unconsolidated
 properties                                 2,597                    2,597           981       1,616           (86)          (32)
Interest income                               103                      103            39          64             2             1
Asset and property management income            -                        -             -           -             -             -
Promote income                                  -                        -             -           -             -             -
Promote expense                            (1,227)                  (1,227)            -           -            17             -
Asset and property management expense(2)       42            (44)       (2)           (1)         (1)            -             -
Straight-line rent income                     245              9       254            96         158             -             -
Straight-line rents written off                 -                        -             -           -             -             -
FAS 141 Rent                                   (4)                      (4)           (2)         (2)            -             -
Provision for income taxes                     (2)                      (2)           (1)         (1)            -             -
Swap termination income                         -              -         -             -           -             -             -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                      3,890            564     4,454         2,146       3,535           (67)          (31)

Depreciation and amortization (3)          (1,524)           (87)   (1,611)         (610)     (1,001)            -             -
FAS 141 Amortization                           (1)                      (1)            -          (1)            -             -
Interest expense                             (338)          (223)     (561)         (212)       (349)            -             -
Loan defeasance                                 -                        -             -           -             -             -
FAS 141 Interest                                -             15        15             6           9             -             -
Gain (loss) on sale of properties               -              -         -             -           -             -             -
                                        ------------------------------------------------------------------------------------------

Income before minority interest             2,027            269     2,296         1,330       2,193           (67)          (31)

Minority interest - OP                          5             (5)        -           (26)        (44)            -             1
Minority interest                            (123)             -      (123)          (46)        (77)            -             -
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $   1,909 $          264 $   2,173 $       1,258  $    2,072     $     (67)$         (30)
                                        ==========================================================================================


                                        ------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                        ------------------------------------------------------------------------------------------
                                                     AKR Pro-                 AKR Pro-                    AKR Pro-      Total
                                                    rata share               rata share                  rata share   AKR Pro-
                                         Fund II      20.00%     Mervyns II    20.00%        Fund III     19.9005%   rata share
                                        ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,269 $          454 $       - $            - $            - $       - $        3,263
Percentage rents                                -              -         -              -              -         -              -
Expense reimbursements - CAM                  281             56         -              -              -         -            169
Expense reimbursements - Taxes                 32              6         -              -                                     177
Other property income                          99             20         -              -              -         -             22
                                        ------------------------------------------------------------------------------------------
                                            2,681            536         -              -              -         -          3,631
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      301             60         -              -              -         -            218
Other property operating                      410             82         -              -              1         -             76
Real estate taxes                             317             63         -              -              -         -            238
                                        ------------------------------------------------------------------------------------------
                                            1,028            205         -              -              1         -            532
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       1,653            331         -              -             (1)        -          3,099


OTHER INCOME (EXPENSE)
General and administrative                   (114)           (23)       (1)             -           (119)      (24)           (80)
Equity in earnings of unconsolidated
 properties                                     -              -     4,279            856              -         -          3,421
Interest income                               200             40         3              1              1         -            145
Asset and property management income            -              -         -              -              -         -              -
Promote income                                  -              -         -              -              -         -              -
Promote expense                                 -              -         -              -              -         -              -
Asset and property management expense(
 2)                                        (1,231)             -         -              -         (1,875)        -             (2)
Straight-line rent income                      21              4         -              -              -         -            258
Straight-line rents written off                 -              -         -              -              -         -              -
FAS 141 Rent                                   84             17         -              -              -         -             13
Provision for income taxes                      -              -         -              -              -         -             (2)
Swap termination income                         -              -         -              -              -         -              -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                        613            369     4,281            857         (1,994)      (24)         6,852

Depreciation and amortization (3)            (625)          (125)        -              -              -         -         (1,736)
FAS 141 Amortization                          (98)           (20)        -              -              -         -            (21)
Interest expense                           (1,180)          (236)        -              -              -         -           (797)
Loan defeasance                                 -              -         -              -              -         -              -
FAS 141 Interest                                -              -         -              -              -         -             15
Gain (loss) on sale of properties               -              -         -              -              -         -              -
                                        ------------------------------------------------------------------------------------------

Income before minority interest            (1,290)           (12)    4,281            857         (1,994)      (24)         4,313

Minority interest - OP                          -              -         -            (17)             -         -            (86)
Minority interest                             117             23         -              -              -         -           (100)
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $  (1,173)$           11 $   4,281 $          840 $       (1,994)$     (24)$        4,127
                                        ==========================================================================================


                                                 -----------------------------------------------------------------------
                                                                      Joint Ventures - Core Retail
                                                 -----------------------------------------------------------------------
                                                                    AKR Pro-                    AKR Pro-      Total
                                                                   rata share                  rata share   AKR Pro-
                                                    Brandywine       22.22%       Crossroads     49.00%     rata Total
                                                 -----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                              3,922 $         871 $         1,519 $     744 $        1,615
Percentage rents                                             257            57              16         8             65
Expense reimbursements - CAM                                 464           103             177        87            190
Expense reimbursements - Taxes                               224            50             404       198            248
Other property income                                          -             -              (9)       (4)            (4)
                                                 -----------------------------------------------------------------------
                                                           4,867         1,081           2,107     1,033          2,114
                                                 -----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                     707           157             188        92            249
Other property operating                                     266            59              30        15             74
Real estate taxes                                            277            62             455       223            285
                                                 -----------------------------------------------------------------------
                                                           1,250           278             673       330            608
                                                 -----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)                      3,617           803           1,434       703          1,506


OTHER INCOME (EXPENSE)
General and administrative                                     -             -               -         -              -
Equity in earnings of unconsolidated properties                -             -               -         -              -
Interest income                                               37             8              12         6             14
Asset and property management income                           -             -               -         -              -
Promote income                                                 -             -               -         -              -
Promote expense                                                -             -                         -              -
Asset and property management expense (2)                   (209)            -               -         -              -
Straight-line rent income                                    137            30              19         9             39
Straight-line rents written off                                -             -               -         -              -
FAS 141 Rent                                                 155            34               -         -             34
Provision for income taxes                                     -             -               -         -              -
Swap termination income                                        -             -               -         -              -
                                                 -----------------------------------------------------------------------

EBIDTA                                                     3,737           875           1,465       718          1,593

Depreciation and amortization (3)                           (878)         (195)           (104)     (149)          (344)
FAS 141 Amortization                                           -             -               -         -              -
Interest expense                                          (2,546)         (566)           (878)     (430)          (996)
Loan defeasance                                                -             -               -         -              -
FAS 141 Interest                                               -             -               -         -              -
Gain (loss) on sale of properties                              -             -               -         -              -
                                                 -----------------------------------------------------------------------

Income before minority interest                              313           114             483       139            253

Minority interest - OP                                         -             -               -        (3)            (3)
Minority interest                                              -             -               -         -              -
                                                 -----------------------------------------------------------------------

NET INCOME                                        $          313 $         114 $           483 $     136 $          250
                                                 =======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on a quarterly basis ($7,363 x
     37.78% x 25%).

                                                                             Previous Quarter
                                                                                 3 months
                                                                              ended June 30,
                                                                                   2007
                                        ------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                        ------------------------------------------------------------------------------------------
                                                                               AKR 20%                                 AKR 20%
                                                                             Promote and        AKR                  Promote and
                                                                               22.22%                                  22.22%
                                                      Fund I                  Pro-rata      Brandywine                Pro-rata
                                                   Discontinued    Total        share         Promote                rata share
                                          Fund I    Operations     Fund I     (37.78)%      62.22% (4)   Mervyns I    (37.78)%
                                      --------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,248 $          518 $   2,766 $       1,045  $        1,721 $       - $            -
Percentage rents                                3                        3             1               2         -              -
Expense reimbursements - CAM                   65             51       116            44              72         -              -
Expense reimbursements - Taxes                 73             48       121            46              75         -              -
Other property income                           1             19        20             8              12         -              -
                                        ------------------------------------------------------------------------------------------
                                            2,390            636     3,026         1,144           1,882         -              -
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                       92            132       224            85             139         -              -
Other property operating                       35              8        43            16              27         -              -
Real estate taxes                              61             78       139            53              86         -              -
                                        ------------------------------------------------------------------------------------------
                                              188            218       406           154             252         -              -
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       2,202            418     2,620           990           1,630         -              -


OTHER INCOME (EXPENSE)
General and administrative                    (47)                     (47)          (18)            (29)        -              -
Equity in earnings of unconsolidated
 properties                                  (135)                    (135)          (51)            (84)    1,155            436
Interest income                               101                      101            38              63         2              1
Asset and property management income            -                        -             -               -         -              -
Promote income                                  -                        -             -               -         -              -
Promote expense                                 -                        -             -               -      (231)             -
Asset and property management expense(2)       27            (29)       (2)           (1)             (1)        -              -
Straight-line rent income                     246             17       263            99             164         -              -
Straight-line rents written off                 -                        -             -               -         -              -
FAS 141 Rent                                   (4)                      (4)           (2)             (2)        -              -
Provision for income taxes                      1                        1             -               1        (4)            (2)
Swap termination income                         -              -         -             -               -         -              -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                      2,391            406     2,797         1,055           1,742       922            435

Depreciation and amortization (3)          (1,587)           (88)   (1,675)         (633)         (1,042)        -              -
FAS 141 Amortization                           (1)                      (1)            -              (1)        -              -
Interest expense                             (335)          (226)     (561)         (212)           (349)        -              -
Loan defeasance                                 -                        -             -               -         -              -
FAS 141 Interest                                -             15        15             6               9         -              -
Gain (loss) on sale of properties               -              -         -             -               -         -              -
                                        ------------------------------------------------------------------------------------------

Income before minority interest               468            107       575           216             359       922            435

Minority interest - OP                          2             (2)        -            (4)             (7)        -             (9)
Minority interest                            (113)             -      (113)          (43)            (70)        -              -
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $     357 $          105 $     462 $         169  $          282 $     922 $          426
                                        ==========================================================================================


                                       -------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                       -------------------------------------------------------------------------------------------
                                                     AKR Pro-                 AKR Pro-                    AKR Pro-      Total
                                                    rata share               rata share                  rata share   AKR Pro-
                                         Fund II      20.00%     Mervyns II    20.00%        Fund III     19.9005%   rata share
                                       -------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,233 $          447 $       - $            - $            - $       - $        3,213
Percentage rents                                -              -         -              -              -         -              3
Expense reimbursements - CAM                   50             10         -              -              -         -            126
Expense reimbursements - Taxes                 37              7         -              -              -         -            128
Other property income                          48             10         -              -              -         -             30
                                       -------------------------------------------------------------------------------------------
                                            2,368            474         -              -              -         -          3,500
                                       -------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      350             70         -              -              -         -            294
Other property operating                      394             79         -              -              -         -            122
Real estate taxes                             288             58         -              -              -         -            197
                                       -------------------------------------------------------------------------------------------
                                            1,032            207         -              -              -         -            613
                                       -------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       1,336            267         -              -              -         -          2,887


OTHER INCOME (EXPENSE)
General and administrative                    (52)           (10)        -              -              -         -            (57)
Equity in earnings of unconsolidated
 properties                                  (104)           (21)    2,465            492              -         -            772
Interest income                               114             23         4              1              -         -            126
Asset and property management income            -              -         -              -              -         -              -
Promote income                                  -              -         -              -              -         -              -
Promote expense                                 -              -         -              -              -         -              -
Asset and property management expense(
 2)                                        (1,200)             -         -              -           (938)        -             (2)
Straight-line rent income                      25              5         -              -              -         -            268
Straight-line rents written off                 -              -         -              -              -         -              -
FAS 141 Rent                                  (77)           (15)        -              -              -         -            (19)
Provision for income taxes                      -              -        (5)            (1)             -         -             (2)
Swap termination income                         -              -         -              -              -         -              -
                                       -------------------------------------------------------------------------------------------

EBIDTA                                         42            249     2,464            492           (938)        -          3,973

Depreciation and amortization (3)            (625)          (125)        -              -              -         -         (1,800)
FAS 141 Amortization                          (76)           (15)        -              -              -         -            (16)
Interest expense                             (946)          (189)        -              -              -         -           (750)
Loan defeasance                                 -              -         -              -              -         -              -
FAS 141 Interest                                -              -         -              -              -         -             15
Gain (loss) on sale of properties               -              -         -              -              -         -              -
                                       -------------------------------------------------------------------------------------------

Income before minority interest            (1,605)           (80)    2,464            492           (938)        -          1,422

Minority interest - OP                          -              2         -            (10)             -         -            (28)
Minority interest                             120             24         -              -              -         -            (89)
                                       -------------------------------------------------------------------------------------------

NET INCOME                              $  (1,485)$          (54)$   2,464 $          482 $         (938)$       - $        1,305
                                       ===========================================================================================


                                                  ----------------------------------------------------------------------
                                                                       Joint Ventures - Core Retail
                                                  ----------------------------------------------------------------------
                                                                    AKR Pro-                    AKR Pro-      Total
                                                                   rata share                  rata share   AKR Pro-
                                                   Brandywine JV     22.22%       Crossroads     49.00%     rata Total
                                                  ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                              3,725 $         828 $         1,528 $     750 $        1,578
Percentage rents                                              31             7               3         1              8
Expense reimbursements - CAM                                 473           105              46        23            128
Expense reimbursements - Taxes                               240            53             433       212            265
Other property income                                         10             2              17         8             10
                                                  ----------------------------------------------------------------------
                                                           4,479           995           2,027       994          1,989
                                                  ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                     674           149             143        70            219
Other property operating                                     246            55              37        18             73
Real estate taxes                                            240            53             452       221            274
                                                  -------------------------------------------------------
                                                           1,160           257             632       309            566
                                                  ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)                      3,319           738           1,395       685          1,423


OTHER INCOME (EXPENSE)
General and administrative                                     -             -               -         -              -
Equity in earnings of unconsolidated properties                -             -               -         -              -
Interest income                                               26             6              16         8             14
Asset and property management income                           -             -               -         -              -
Promote income                                                 -             -               -         -              -
Promote expense                                                -             -                         -              -
Asset and property management expense (2)                   (227)            -               -         -              -
Straight-line rent income                                    127            28               -         -             28
Straight-line rents written off                                -             -               -         -              -
FAS 141 Rent                                                 156            35               -         -             35
Provision for income taxes                                     -             -               -         -              -
Swap termination income                                        -             -               -         -              -
                                                  ----------------------------------------------------------------------

EBIDTA                                                     3,401           807           1,411       693          1,500

Depreciation and amortization (3)                           (735)         (163)           (109)     (151)          (314)
FAS 141 Amortization                                           -             -               -         -              -
Interest expense                                          (2,519)         (560)           (869)     (426)          (986)
Loan defeasance                                                -             -               -         -              -
FAS 141 Interest                                               -             -               -         -              -
Gain (loss) on sale of properties                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

Income before minority interest                              147            84             433       116            200

Minority interest - OP                                         -             -               -        (2)            (2)
Minority interest                                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

NET INCOME                                        $          147 $          84 $           433 $     114 $          198
                                                  ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on a quarterly basis ($7,363 x
     37.78% x 25%).

                                                                             Previous Quarter
                                                                                 3 months
                                                                             ended March 31,
                                                                                   2007

                                      --------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                      --------------------------------------------------------------------------------------------
                                                                               AKR 20%                                 AKR 20%
                                                                             Promote and        AKR                  Promote and
                                                                               22.22%                                  22.22%
                                                      Fund I                  Pro-rata      Brandywine                Pro-rata
                                                   Discontinued    Total        share         Promote                rata share
                                          Fund I    Operations     Fund I     (37.78)%      62.22% (4)   Mervyns I    (37.78)%
                                      --------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,282 $          508 $   2,790 $       1,054  $    1,736     $        -$           -
Percentage rents                                -                        -             -           -              -            -
Expense reimbursements - CAM                   62             59       121            46          75              -            -
Expense reimbursements - Taxes                (67)            60        (7)           (3)         (4)             -            -
Other property income                           4              -         4             2           2              -            -
                                        ------------------------------------------------------------------------------------------
                                            2,281            627     2,908         1,099       1,809              -            -
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                       96             38       134            51          83              -            -
Other property operating                       63              4        67            25          42              -            -
Real estate taxes                             (65)            65         -             -           -              -            -
                                        -----------------------------------                              -------------------------
                                               94            107       201            76         125              -            -
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       2,187            520     2,707         1,023       1,684              -            -


OTHER INCOME (EXPENSE)
General and administrative                    (73)                     (73)          (28)        (45)             -            -
Equity in earnings of unconsolidated
 properties                                    20                       20            (7)         12              -            -
Interest income                                82                       82            31          51              4            1
Asset and property management income            -                        -             -           -              -            -
Promote income                                  -                        -             -           -              -            -
Promote expense                                 -                        -             -           -              -            -
Asset and property management expense(2)       24            (26)       (2)           (1)         (1)             -            -
Straight-line rent income                     250             26       276           104         172              -            -
Straight-line rents written off                 -                        -             -           -              -            -
FAS 141 Rent                                   (4)                      (4)           (2)         (2)             -            -
Provision for income taxes                    (13)                     (13)           (5)         (8)             -            -
Swap termination income                         -              -         -             -           -              -            -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                      2,473            520     2,993         1,115       1,863              4            1

Depreciation and amortization (3)          (1,550)           (88)   (1,638)         (619)     (1,019)             -            -
FAS 141 Amortization                           (1)                      (1)            -          (1)             -            -
Interest expense                             (357)          (227)     (584)         (206)       (363)             -            -
Loan defeasance                                 -                        -             -           -              -            -
FAS 141 Interest                                -             15        15             6           9              -            -
Gain (loss) on sale of properties               -              -         -             -           -              -            -
                                        ------------------------------------------------------------------------------------------

Income before minority interest               565            220       785           296         489              4            1

Minority interest - OP                          4             (4)        -            (6)        (10)             -            1
Minority interest                            (113)             -      (113)          (43)        (70)             -            -
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $     456 $          216 $     672 $         247  $      409     $        4$           2
                                        ==========================================================================================


                                        ------------------------------------------------------------------------------------------
                                                                            Opportunity Funds
                                        ------------------------------------------------------------------------------------------
                                                     AKR Pro-                 AKR Pro-                    AKR Pro-      Total
                                                    rata share               rata share                  rata share   AKR Pro-
                                         Fund II      20.00%     Mervyns II    20.00%        Fund III     19.9005%   rata share
                                        ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                           $   2,264 $          453 $       - $            - $             -$       - $        3,243
Percentage rents                                -              -         -              -               -        -              -
Expense reimbursements - CAM                   (4)            (1)        -              -               -        -            120
Expense reimbursements - Taxes                (61)           (12)        -                              -        -            (19)
Other property income                           7              1         -              -               -        -              5
                                        ------------------------------------------------------------------------------------------
                                            2,206            441         -              -               -        -          3,349
                                        ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                      360             72         -              -               -        -            206
Other property operating                      290             58         -              -                                     125
Real estate taxes                             297             59         -              -               -        -             59
                                        ------------------------------------------------------------------------------------------
                                              947            189         -              -               -        -            390
                                        ------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)       1,259            252         -              -               -        -          2,959


OTHER INCOME (EXPENSE)
General and administrative                    (53)           (11)        -              -               -        -            (84)
Equity in earnings of unconsolidated
 properties                                   (99)           (20)   23,690          4,738               -        -          4,723
Interest income                                47              9         9              2               -        -             94
Asset and property management income            -              -         -              -               -        -              -
Promote income                                  -              -         -              -               -        -              -
Promote expense                                 -              -         -              -               -        -              -
Asset and property management expense(
 2)                                        (1,204)             -         -              -               -        -             (2)
Straight-line rent income                      13              3         -              -               -        -            279
Straight-line rents written off                 -              -         -              -               -        -              -
FAS 141 Rent                                 (134)           (27)        -              -               -        -            (31)
Provision for income taxes                      -              -        (1)             -               -        -            (13)
Swap termination income                         -              -         -              -               -        -              -
                                        ------------------------------------------------------------------------------------------

EBIDTA                                       (171)           206    23,698          4,740               -        -          7,925

Depreciation and amortization (3)            (629)          (126)        -              -               -        -         (1,764)
FAS 141 Amortization                          (93)           (19)        -              -               -        -            (20)
Interest expense                             (865)          (173)        -              -               -        -           (742)
Loan defeasance                                 -              -         -              -               -        -              -
FAS 141 Interest                                -              -         -              -               -        -             15
Gain (loss) on sale of properties               -              -         -              -               -        -              -
                                        ------------------------------------------------------------------------------------------

Income before minority interest            (1,758)          (112)   23,698          4,740               -        -          5,414

Minority interest - OP                          -              2         -            (95)              -        -           (108)
Minority interest                              75             15         -              -               -        -            (98)
                                        ------------------------------------------------------------------------------------------

NET INCOME                              $  (1,683)$          (95)$  23,698 $        4,645 $             -$       - $        5,208
                                        ==========================================================================================


                                                  ----------------------------------------------------------------------
                                                                       Joint Ventures - Core Retail
                                                  ----------------------------------------------------------------------
                                                                    AKR Pro-                    AKR Pro-      Total
                                                                   rata share                  rata share   AKR Pro-
                                                   Brandywine JV     22.22%       Crossroads     49.00%    rata Total
                                                  ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                              3,690 $         820 $         1,505 $     737 $        1,558
Percentage rents                                             146            32               -         -             32
Expense reimbursements - CAM                                 570           127             217       106            233
Expense reimbursements - Taxes                               135            30             317       155            185
Other property income                                         13             3               3         1              4
                                                  ----------------------------------------------------------------------
                                                           4,554         1,012           2,042       999          2,012
                                                  ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                                     832           185             207       101            286
Other property operating                                     185            41              10         5             46
Real estate taxes                                            244            54             433       212            266
                                                  ----------------------------------------------------------------------
                                                           1,261           280             650       318            598
                                                  ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (5)                      3,293           732           1,392       681          1,414

                                                  `
OTHER INCOME (EXPENSE)
General and administrative                                     -             -               -         -              -
Equity in earnings of unconsolidated properties                -             -               -         -              -
Interest income                                               30             7              17         8             15
Asset and property management income                           -             -               -         -              -
Promote income                                                 -             -               -         -              -
Promote expense                                                -             -               -         -              -
Asset and property management expense (2)                   (220)            -               -         -              -
Straight-line rent income                                    129            29               7         3             32
Straight-line rents written off                                -             -               -         -              -
FAS 141 Rent                                                 155            34               -         -             34
Provision for income taxes                                     -             -               -         -              -
Swap termination income                                        -             -               -         -              -
                                                  ----------------------------------------------------------------------

EBIDTA                                                     3,387           802           1,416       692          1,495

Depreciation and amortization (3)                           (763)         (170)           (107)     (150)          (320)
FAS 141 Amortization                                           -             -               -         -              -
Interest expense                                          (2,491)         (511)           (859)     (421)          (932)
Loan defeasance                                                -             -               -         -              -
FAS 141 Interest                                               -             -               -         -              -
Gain (loss) on sale of properties                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

Income before minority interest                              133           121             450       121            243

Minority interest - OP                                         -             -               -        (2)            (2)
Minority interest                                              -             -               -         -              -
                                                  ----------------------------------------------------------------------

NET INCOME                                        $          133 $         121 $           450 $     119 $          241
                                                  ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on quarterly basis ($7,363 x
     37.78% x 25%).

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Income Statements - Current v. Prior Year (1)
---------------------------------------------
      (in thousands)

                                                                         Current Quarter

                                                                            3 months
                                                                       ended December 31,
                                                                               2007
                               ---------------------------------------------------------------------------------------------------
                                                  Core                       Opportunity
                                                 Retail                         Funds                      Residential
                                    Core      Discontinued    Opportunity   Discontinued                  Discontinued
                                   Retail      Operations        Funds       Operations     Residential    Operations     Total
                               ---------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                  $      14,328 $             -$        2,771 $          259 $          891 $          894 $  19,143
Percentage rents                         232               -             -              -              -              -       232
Expense reimbursements - CAM           1,824               -           116             35              -              -     1,975
Expense reimbursements - Taxes         2,118               -            75             36              -              -     2,229
Other property income                    366               -           (22)            (9)            49             91       475
                               ---------------------------------------------------------------------------------------------------
                                      18,868               -         2,940            321            940            985    24,054
                               ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               2,765               -           217             43              -              -     3,025
Other property operating                 985               -           115             14            482            634     2,230
Real estate taxes                      2,400               -           142             48             54             46     2,690
                               ---------------------------------------------------------------------------------------------------
                                       6,150               -           474            105            536            680     7,945
                               ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                           12,718               -         2,466            216            404            305    16,109


OTHER INCOME (EXPENSE)
General and administrative            (7,440)              -           (65)             -              -              -    (7,505)
Equity in earnings of Fund I
 unconsolidated properties                 -               -           499              -              -              -       499
Interest income                        2,502               -            98              -              3              -     2,603
Fee income                             5,414               -             -              -              -              -     5,414
Promote income                             -               -             -              -              -              -         -
Promote expense                            -               -             -              -              -              -         -
Property management expense              (32)              -            (2)            (4)           (13)           (24)      (75)
Straight-line rent income                409               -           346              6              -              -       761
Straight-line rents written
 off                                     (10)              -             -              -              -              -       (10)
FAS 141 Rent                            (215)              -           (14)             -              -              -      (229)
Abandoned project costs                                    -
Provision for income taxes               (13)              -           (20)             -              -              -       (33)
Other income (expense)                     -               -             -              -              -              -         -
                               ---------------------------------------------------------------------------------------------------

EBIDTA                                13,333               -         3,308            218            394            281    17,534

Depreciation and amortization         (5,553)              -        (1,744)             -           (155)             -    (7,452)
FAS 141 Amortization                    (144)              -           (16)             -              -              -      (160)
Interest expense                      (5,295)              -          (719)          (109)             -              -    (6,123)
Loan defeasance                            -               -             -              -              -              -         -
FAS 141 Interest                          20               -             -              -              -              -        20
Gain (loss) on sale of
 properties                                -               -             -          7,515              -         (2,003)    5,512
                               ---------------------------------------------------------------------------------------------------

Income before minority
 interest                              2,361               -           829          7,624            239         (1,722)    9,331

Minority interest - OP                   (57)              -           (19)          (150)            (5)            34      (197)
Minority interest                        (12)              -           (95)             -              -              -      (107)
                               ---------------------------------------------------------------------------------------------------

NET INCOME                     $       2,292 $             -$          715 $        7,474 $          234 $       (1,688)$   9,027
                               ===================================================================================================


                                                                       Prior Year Quarter

                                                                            3 months
                                                                       ended December 31,
                                                                              2006
                               ---------------------------------------------------------------------------------------------------
                                                  Core                       Opportunity
                                                 Retail                         Funds                      Residential
                                    Core      Discontinued    Opportunity   Discontinued                  Discontinued
                                   Retail      Operations        Funds       Operations     Residential    Operations     Total
                               ---------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                  $      12,732 $        1,055 $        2,761 $          509 $          814 $          957 $  18,828
Percentage rents                         217              4              4              -              -              -       225
Expense reimbursements - CAM           1,824            175             43             55              -              -     2,097
Expense reimbursements - Taxes         1,933            338            184             72              -              -     2,527
Other property income                    359             71              3              -             31             33       497
                               ---------------------------------------------------------------------------------------------------
                                      17,065          1,643          2,995            636            845            990    24,174
                               ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               2,154            184            140             53              -              -     2,531
Other property operating               1,018            524             58             44            578            510     2,732
Real estate taxes                      2,348            322            244             76             49             52     3,091
                               ---------------------------------------------------------------------------------------------------
                                       5,520          1,030            442            173            627            562     8,354
                               ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                           11,545            613          2,553            463            218            428    15,820


OTHER INCOME (EXPENSE)
General and administrative            (4,024)                          (72)                            -              -    (4,096)
Equity in earnings of Fund I
 unconsolidated properties                 -                          (175)                            -              -      (175)
Interest income                        2,177             16            152                             3              3     2,351
Fee income                             2,769                             -                             -              -     2,769
Promote income                            97                             -                             -              -        97
Promote expense                            -                             -                             -              -         -
Property management expense               22            (52)            25            (27)           (13)           (22)      (67)
Straight-line rent income                525             (7)            82             26              -              -       626
Straight-line rents written
 off                                    (113)                            -              -              -              -      (113)
FAS 141 Rent                            (245)                          (31)             -              -              -      (276)
Abandoned project costs                                               (136)             -                                    (136)
Provision for income taxes               548                             4              -              -              -       552
Other income (expense)                   507              -              -              -              -              -       507
                               ---------------------------------------------------------------------------------------------------

EBIDTA                                13,808            570          2,402            462            208            409    17,859

Depreciation and amortization         (4,512)           820         (1,747)           (94)          (157)          (220)   (5,910)
FAS 141 Amortization                    (117)                          (38)             -              -              -      (155)
Interest expense                      (5,053)          (149)          (645)          (230)           (54)          (303)   (6,434)
Loan defeasance                            -                             -              -              -              -         -
FAS 141 Interest                          23                             -             15              -              -        38
Gain (loss) on sale of
 properties                                -         20,974             (1)             -              -              -    20,973
                               ---------------------------------------------------------------------------------------------------

Income before minority
 interest                              4,149         22,215            (29)           153             (3)          (114)   26,371

Minority interest - OP                   (85)          (430)            (3)            (3)             -              2      (519)
Minority interest                        (67)             -            (95)             -              -              -      (162)
                               ---------------------------------------------------------------------------------------------------

NET INCOME                     $       3,997 $       21,785 $         (127)$          150 $           (3)$         (112)$  25,690
                               ===================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                                                                      Current Year-to-Date

                                                                              Year
                                                                       ended December 31,
                                                                              2007
                               ---------------------------------------------------------------------------------------------------
                                                  Core                       Opportunity
                                                 Retail                         Funds                      Residential
                                    Core      Discontinued    Opportunity   Discontinued                  Discontinued
                                   Retail      Operations        Funds       Operations     Residential    Operations     Total
                               ---------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                  $      54,578 $             -$       10,937 $        1,812 $        3,370 $        3,688 $  74,385
Percentage rents                         739               -             3              -              -              -       742
Expense reimbursements -
 CAM                                   6,180               -           354            212              -              -     6,746
Expense reimbursements -
 Taxes                                 8,209               -           150            247              -              -     8,606
Other property income                    661               -            16             10            168            431     1,286
                               ---------------------------------------------------------------------------------------------------
                                      70,367               -        11,460          2,281          3,538          4,119    91,765
                               ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               9,417               -           692            286              -              -    10,395
Other property operating               2,500               -           479            (27)         1,743          2,640     7,335
Real estate taxes                      9,249               -           415            269            210            163    10,306
                               ---------------------------------------------------------------------------------------------------
                                      21,166               -         1,586            528          1,953          2,803    28,036
                               ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                           49,201               -         9,874          1,753          1,585          1,316    63,729


OTHER INCOME (EXPENSE)
General and administrative           (24,653)              -          (286)             -              -              -   (24,939)
Equity in earnings of Fund
 I unconsolidated
 properties                                -               -         9,421              -              -              -     9,421
Interest income                        9,817               -           463              -              9              9    10,298
Fee income                            17,264               -             -              -              -              -    17,264
Promote income                             -               -             -              -              -              -         -
Promote expense                            -               -             -              -              -              -         -
Property management expense             (126)              -            91           (103)           (56)          (102)     (296)
Straight-line rent income              1,472               -         1,099             58              -              -     2,629
Straight-line rents written
 off                                     (30)              -             -              -              -              -       (30)
FAS 141 Rent                            (619)              -           (51)             -              -              -      (670)
Abandoned project costs                                    -                                                                    -
Provision for income taxes            (2,590)              -           (37)             -              -              -    (2,627)
Other income (expense)                   165               -             -              -              -              -       165
                               ---------------------------------------------------------------------------------------------------

EBIDTA                                49,901               -        20,574          1,708          1,538          1,223    74,944

Depreciation and
 amortization                        (18,100)              -        (6,781)          (263)          (614)          (659)  (26,417)
FAS 141 Amortization                    (528)              -           (73)             -              -              -      (601)
Interest expense                     (20,829)              -        (2,332)          (785)             1           (893)  (24,838)
Loan defeasance                         (426)              -             -              -              -              -      (426)
FAS 141 Interest                          67               -             -             45              -              -       112
Gain (loss) on sale of
 properties                                -               -             -          7,515              -         (2,244)    5,271
                               ---------------------------------------------------------------------------------------------------

Income before minority
 interest                             10,085               -        11,388          8,220            925         (2,573)   28,045

Minority interest - OP                  (259)              -          (230)          (161)           (19)            51      (618)
Minority interest                        225               -          (382)             -              -              -      (157)
                               ---------------------------------------------------------------------------------------------------

NET INCOME                     $      10,051 $             -$       10,776 $        8,059 $          906 $       (2,522)$  27,270
                               ===================================================================================================


                                                                       Prior Year-to-Date

                                                                              Year
                                                                       ended December 31,
                                                                               2006
                               ---------------------------------------------------------------------------------------------------
                                                  Core                       Opportunity
                                                 Retail                         Funds                      Residential
                                    Core      Discontinued    Opportunity   Discontinued                  Discontinued
                                   Retail      Operations        Funds       Operations     Residential    Operations     Total
                               ---------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                  $      48,778 $        5,812 $       10,614 $        1,981 $        3,373 $        3,926 $  74,484
Percentage rents                         723             58            118              -              -              -       899
Expense reimbursements - CAM           6,586            740            160            188              -              -     7,674
Expense reimbursements - Taxes         8,203          1,683            485            322              -              -    10,693
Other property income                    563            119             11            132            185            206     1,216
                               ---------------------------------------------------------------------------------------------------
                                      64,853          8,412         11,388          2,623          3,558          4,132    94,966
                               ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               7,847            968            434            276              -              -     9,525
Other property operating               2,460          1,343            288             74          1,681          2,266     8,112
Real estate taxes                      8,703          1,857            887            330            193            221    12,191
                               ---------------------------------------------------------------------------------------------------
                                      19,010          4,168          1,609            680          1,874          2,487    29,828
                               ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                           45,843          4,244          9,779          1,943          1,684          1,645    65,138


OTHER INCOME (EXPENSE)
General and administrative           (19,401)             -           (298)             -              -              -   (19,699)
Equity in earnings of Fund I
 unconsolidated properties                 -              -             37              -              -              -        37
Interest income                        7,815             16            496              -              9             10     8,346
Fee income                            11,594              -             (5)             -              -              -    11,589
Promote income                           355              -              -              -              -              -       355
Promote expense                            -              -              -              -              -              -         -
Property management expense              120           (239)           100           (101)           (50)           (97)     (267)
Straight-line rent income                953             39            356            127              -              -     1,475
Straight-line rents written
 off                                    (113)             -              -              -              -              -      (113)
FAS 141 Rent                            (276)             -           (166)             -              -              -      (442)
Abandoned project costs                                   -           (136)             -              -              -      (136)
Provision for income taxes               437              -            (47)             -              -              -       390
Other income (expense)                   672              -              -              -              -              -       672
                               ---------------------------------------------------------------------------------------------------

EBIDTA                                47,999          4,060         10,116          1,969          1,643          1,558    67,345

Depreciation and amortization        (15,347)          (540)        (6,563)          (400)          (633)          (877)  (24,360)
FAS 141 Amortization                    (670)                         (162)             -              -              -      (832)
Interest expense                     (17,841)          (817)        (2,486)          (926)          (243)        (1,207)  (23,520)
Loan defeasance                         (326)             -              -              -              -              -      (326)
FAS 141 Interest                         782              -              1             59              -              -       842
Gain (loss) on sale of
 properties                                -         20,974            314              -              -              -    21,288
                               ---------------------------------------------------------------------------------------------------

Income before minority
 interest                             14,597         23,677          1,220            702            767           (526)   40,437

Minority interest - OP                  (297)          (466)           (27)           (14)           (15)            10      (809)
Minority interest                       (251)             8           (372)             -              -              -      (615)
                               ---------------------------------------------------------------------------------------------------

NET INCOME                     $      14,049 $       23,219 $          821 $          688 $          752 $         (516)$  39,013
                               ---------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
             (in thousands)

                                                                      Property NOI -                                Property NOI -
                                                                       Continuing                                    Continuing
                                                                        Operations                                    Operations
                                                         Historical     Favorable     Current Year- Historical Year-  Favorable
                               Notes:  Current Quarter     Quarter     (unfavorable)     to-Date         to-Date     (unfavorable)
                              ----------------------------------------------------------------------------------------------------


                                        3 months ended 3 months ended                  Year ended      Year ended
Reconciliation of total NOI to
            same property NOI:           December 31,   December 31,                  December 31,    December 31,
                                             2007           2006                          2007            2006
                                       -------------------------------               -------------------------------

NOI - Core Retail properties            $       12,718 $       11,545                $       49,201 $        45,843
NOI - Opportunity Fund
 properties                                      2,466          2,553                         9,874           9,779
NOI - Residential properties                       404            218                         1,585           1,684
NOI - Discontinued Operations                      521          1,504                         3,069           7,832
Adjustment to reflect 2006
 increase in Fund I ownership
 percentage (2)                                 (1,237)        (1,280)                       (5,135)         (4,474)
                                       -------------------------------               -------------------------------

          Total NOI                             14,872         14,540                        58,594          60,664

NOI - Properties Acquired                         (796)           (87)                       (3,491)           (416)
NOI - Property sold or held
 for sale                                         (521)        (1,504)                       (3,069)         (7,832)
NOI - non recurring
 transactions                                     (124)           (77)                          (15)           (612)
                                       -------------------------------               -------------------------------

                                        $       13,431 $       12,872           4.3% $       52,019 $        51,804           0.4%
                                       ============================================= =============================================

Same property NOI by portfolio
                component and
            revenues/expenses:

                                           Core Retail Properties                        Core Retail Properties

                               Revenues $       17,382 $       16,923           2.7% $       65,332 $        64,265           1.7%
                               Expenses          5,473          5,460          -0.2%         19,610          18,846          -4.1%
                                       --------------------------------------------- ---------------------------------------------
                                                11,909         11,463           3.9%         45,722          45,419           0.7%
                                       --------------------------------------------- ---------------------------------------------

                                         Opportunity Fund Properties                   Opportunity Fund Properties

                               Revenues          1,387          1,420          -2.3%          5,636           5,721          -1.5%
                               Expenses            270            229         -17.9%            924           1,020           9.4%
                                       --------------------------------------------- ---------------------------------------------
                                                 1,117          1,191          -6.2%          4,712           4,701           0.2%
                                       --------------------------------------------- ---------------------------------------------

Total Core Retail and
 Opportunity Funds NOI                          13,026         12,654           2.9%         50,434          50,120           0.6%
                                       -------------------------------               -------------------------------

                                          Residential Property (1                       Residential Property (1
                                                  property)                                     property)

                               Revenues            940            844          11.4%          3,538           3,558          -0.6%
                               Expenses            535            626          14.5%          1,953           1,874          -4.2%
                                       --------------------------------------------- ---------------------------------------------
                                                   405            218          85.8%          1,585           1,684          -5.9%
                                       --------------------------------------------- ---------------------------------------------

                                        $       13,431 $       12,872           4.3% $       52,019 $        51,804           0.4%
                                       ============================================= =============================================

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38%
     [20% + (80% x 22%)]. The Company is entitled to $7.2 million Promote on future Fund I earnings and currently receives 100% of Fund I income until it has been repaid. Once repaid, the Company's share will return to 38%.
     2007 and 2006 NOI from Fund I has been adjusted from 100% down to 38% for comparability.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Funds from Operations ("FFO")(1)
--------------------------------

Funds from Operations
("FFO")(1)                                              2007                                                      2006
---------------------------------      ------------------------------------------------------------    ---------------------------
                                           Current      Current     Current    Previous   Previous       Historic      Historic
                                         Year-to-Date   Quarter     Quarter    Quarter    Quarter      Year-to-Date    Quarter

                                          Year ended    3 months   3 months   3 months   3 months      Period ended 3 months ended
                                                          ended      ended       ended      ended
 Funds from operations ("FFO"):  Notes  December 31,   December   September   June 30,   March 31,     December 31, December 31,
                                             2007       31, 2007    30, 2007     2007       2007           2006          2006
---------------------------------      --------------- ---------- ----------- ---------- ----------    ------------ --------------

Net Income                             $     27,270    $   9,027     $ 8,490  $   3,034  $   6,719     $    39,013  $      25,690
Add back:
Depreciation of real estate and
 amortization of leasing costs:
  (net of minority interest
   share)
  Wholly owned and consolidated
   subsidiaries                              19,669        5,844       3,870      5,158      4,797          20,206          4,950
  Unconsolidated subsidiaries                 1,736          399         349        513        475           1,806            559
Income attributable to OP units     (2)         614          198         188         84        144             803            516
Loss (gain) on sale of
 properties                                  (5,271)      (5,513)        242          -          -         (21,875)       (21,437)
Extraordinary item (net of
 minority interests' share and
 income taxes)                               (3,677)           -        (794)         -     (2,883)              -              -
Distributions on Preferred OP
 Units                                           29           11           5          5          8             255             67
                                       --------------- ---------- ----------- ---------- ----------    ------------ --------------
             FFO                             40,370        9,966      12,350      8,794      9,260          40,208         10,345
 Extraordinary item (net of
  minority interests' share and
  income taxes)                     (4)       3,677            -         794          -      2,883               -              -
                                       --------------- ---------- ----------- ---------- ----------    ------------ --------------
             FFO - adjusted for
              extraordinary item    (4)$     44,047    $   9,966     $13,144  $   8,794  $  12,143     $    40,208  $      10,345
                                       =============== ========== =========== ========== ==========    ============ ==============

Adjusted Funds from operations
            ("AFFO"):
---------------------------------
Diluted FFO                            $     44,047    $   9,966     $13,144  $   8,794  $  12,143     $    40,208  $      10,345
Straight line rent, net                      (1,107)         761        (560)      (605)      (703)         (1,475)        (1,948)
Non real estate depreciation                    738          215         186        173        164             468            117
Amortization of finance costs                 1,655          405         428        358        464             895            270
Amortization of cost of
 management contracts                         1,905        1,355         171        206        173           1,518            783
Tenant improvements                          (2,010)      (1,424)        (25)       (98)      (463)         (1,817)          (601)
Leasing commissions                            (963)        (599)       (173)      (119)       (72)           (894)          (287)
Capital expenditures                         (3,426)        (247)     (1,757)      (441)      (981)         (3,190)          (365)
                                       --------------- ---------- ----------- ---------- ----------    ------------ --------------

               AFFO                    $     40,839    $  10,432     $11,414  $   8,268  $  10,725     $    35,713  $       8,314
                                       =============== ========== =========== ========== ==========    ============ ==============

Funds Available for Distribution
             ("FAD")
---------------------------------
AFFO                                   $     40,839    $  10,432     $11,414  $   8,268  $  10,725     $    35,713  $       8,314
Scheduled prinicpal repayments               (2,637)        (467)       (627)      (711)      (832)         (4,066)        (1,071)
                                       --------------- ---------- ----------- ---------- ----------    ------------ --------------

               FAD                     $     38,202    $   9,965     $10,787  $   7,557  $   9,893     $    31,647  $       7,243
                                       =============== ========== =========== ========== ==========    ============ ==============

 Total weighted average shares
          and OP Units:
Basic                                        33,570       33,636      33,629     33,599     33,414          33,149         33,157
                                       =============== ========== =========== ========== ==========    ============ ==============
Diluted                                      33,972       33,992      33,979     33,894     34,113          33,800         33,829
                                       =============== ========== =========== ========== ==========    ============ ==============

         FFO per share:
FFO per share - Basic               (3)$       1.31    $    0.30     $  0.39  $    0.26  $    0.36     $      1.21  $        0.31
                                       =============== ========== =========== ========== ==========    ============ ==============
FFO per share - Diluted             (3)$       1.30    $    0.29     $  0.39  $    0.26  $    0.36     $      1.19  $        0.31
                                       =============== ========== =========== ========== ==========    ============ ==============

 AFFO per share - Basic             (3)$       1.22    $    0.31     $  0.34  $    0.25  $    0.32     $      1.07  $        0.25
                                       =============== ========== =========== ========== ==========    ============ ==============
 AFFO per share - Diluted           (3)$       1.20    $    0.31     $  0.34  $    0.24  $    0.31     $      1.06  $        0.25
                                       =============== ========== =========== ========== ==========    ============ ==============

 FAD per share - Basic              (3)$       1.14    $    0.30     $  0.32  $    0.22  $    0.30     $      0.95  $        0.22
                                       =============== ========== =========== ========== ==========    ============ ==============
 FAD per share - Diluted            (3)$       1.12    $    0.29     $  0.32  $    0.22  $    0.29     $      0.94  $        0.21
                                       =============== ========== =========== ========== ==========    ============ ==============

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market
     Capitalization" for weighted-average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The
     Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate.
     Accordingly, all gains and losses from this investment are included in FFO.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

                       Capital Expenditures
          ----------------------------------------------

                           Year-to-Date          Current             Previous           Previous           Previous
                                                 Quarter             Quarter             Quarter           Quarter
                                                               ---------------------------------------------------------

                              Period             3 months            3 months           3 months           3 months
                               ended              ended               ended               ended             ended
                         December 31, 2007  December 31, 2007   September 30, 2007    June 30, 2007     March 31, 2007
                        ------------------- ------------------ -------------------- ----------------- ------------------

Leasing Commissions:    $               963 $              599 $                173 $             119 $               72
                        ------------------- ------------------ -------------------- ----------------- ------------------

Tenant Improvements:                  2,666              1,424                  681                98                463
                        ------------------- ------------------ -------------------- ----------------- ------------------

Capital Expenditures:
Retail                                2,083                 24                  780               370                909
Residential                             688                223                  322                71                 72
                        ------------------- ------------------ -------------------- ----------------- ------------------
                                      2,771                247                1,102               441                981
                        ------------------- ------------------ -------------------- ----------------- ------------------

Redevelopments                       13,773              4,964                4,535             2,801              1,473
                        ------------------- ------------------ -------------------- ----------------- ------------------

Total                   $            20,173 $            7,234 $              6,491 $           3,459 $            2,989
                        =================== ================== ==================== ================= ==================

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

         Consolidated Balance Sheets
---------------------------------------------
               (in thousands)

                                                 December 31,  December 31,
                                                     2007          2006
                                                 ------------- -------------
ASSETS
Real estate
  Land                                           $    235,550  $    145,916
  Buildings and improvements                          540,760       465,050
  Construction in progress                             77,764        39,085
                                                 ------------- -------------
                                                      854,074       650,051
Less: accumulated depreciation                       (155,480)     (135,085)
                                                 ------------- -------------
  Net real estate                                     698,594       514,966

Cash and cash equivalents                             123,343       139,571
Cash in escrow                                          6,637         5,321
Investments in and advances to unconsolidated
 affiliates                                            40,613        31,049
Rents receivable, net of $2,167 and $2,277
 allowance, respectively                                5,986         7,165
Straight-line rents receivable, net of $910
 allowance                                              7,463         4,704
Notes Receivable                                       61,703        38,322
Deferred charges, net                                  21,825        20,749
Prepaid expenses and other assets, net                 16,745        41,959
Acquired lease intangibles, net                        16,103        11,653
Net assets of discontinued operations                       -        36,233
                                                 ------------- -------------

                                                 $    999,012  $    851,692
                                                 ============= =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                           $    517,903  $    419,507
Acquired lease intangibles, net                         5,651         4,919
Accounts payable and accrued expenses                  15,289         9,883
Dividends and distributions payable                    14,420         6,661
Share of losses in excess of investment in
 unconsolidated affiliates                             20,007        21,728
Other liabilities                                      13,895         5,379
Net liabilities of discontinued operations                  -        28,759
                                                 ------------- -------------
  Total liabilities                                   587,165       496,836
                                                 ------------- -------------

Minority interest in Operating Partnership              4,595         8,673
Minority interests in partially owned affiliates      166,516       105,064
                                                 ------------- -------------
  Total minority interests                            171,111       113,737
                                                 ------------- -------------

Shareholders' equity:
Common shares                                              32            31
Additional paid-in capital                            227,890       227,555
Accumulated other comprehensive loss                     (953)         (234)
Retained earnings                                      13,767        13,767
                                                 ------------- -------------
  Total shareholders' equity                          240,736       241,119
                                                 ------------- -------------

                                                 $    999,012  $    851,692
                                                 ============= =============

QUARTERLY SUPPLEMENTAL DISCLOSURE

       December 31, 2007
 Pro-rata Consolidated Balance Sheet
------------------------------------
         (in thousands)

                                                             Consolidated     Minority       Company's      Pro-Rata
                                                               Balance       Interest in    Interest in   Consolidated
                                                                Sheet       Consolidated  Unconsolidated     Balance
                                                             As Reported 1  Subsidiaries   Subsidiaries      Sheet 2
                                                            ------------------------------------------------------------
ASSETS

Real estate
  Land                                                      $     235,550  $    (111,682) $       7,353  $      131,221
  Buildings and improvements                                      540,760       (140,552)        52,194         452,402
  Construction in progress                                         77,764        (45,550)           414          32,628
                                                            -------------- -------------- -------------- ---------------
                                                                  854,074       (297,784)        59,961         616,251
Less: accumulated depreciation                                   (155,480)        23,309         (7,048)       (139,219)
                                                            -------------- -------------- -------------- ---------------
  Net real estate                                                 698,594       (274,475)        52,913         477,032

Cash and cash equivalents                                         123,343        (15,795)         1,264         108,812
Cash in escrow                                                      6,637         (1,546)           757           5,848
Investments in and advances to unconsolidated affiliates           40,613        (29,284)        (8,892)          2,437
Rents receivable, net                                               5,986         (1,001)           209           5,194
Straight-line rents receivable, net                                 7,463            258          1,416           9,137
Intercompany                                                                           -              -               -
Notes Receivable                                                   61,703              -              -          61,703
Deferred charges, net                                              21,825         (7,718)         8,312          22,419
Prepaid expenses and other assets                                  16,745         14,370            321          31,436
Acquired lease intangibles                                         16,103         (3,701)             6          12,408
Assets of discontinued operations                                       -              -              -               -
                                                            -------------- -------------- -------------- ---------------

Total Assets                                                $     999,012  $    (318,892) $      56,306  $      736,426
                                                            ============== ============== ============== ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                      $     516,982  $    (150,762) $      73,126  $      439,346
Valuation of debt at acquisition, net of amortization                 921            (70)         1,414           2,265
Acquired lease intangibles                                          5,651           (278)             -           5,373
Accounts payable and accrued expenses                              15,289          1,287            699          17,275
Dividends and distributions payable                                14,420              -              -          14,420
Due to related parties                                                                 -              -               -
Share of losses in excess of inv. in unconsolidated
 affiliates                                                        20,007              -        (20,007)              -
Interest rate swap payable                                              -              -              -               -
Other liabilities                                                  13,895         (4,204)         1,074          10,765
Liabilities of discontinued operations                                  -              -              -               -
                                                            -------------- -------------- -------------- ---------------
  Total liabilities                                               587,165       (154,027)        56,306         489,444

Minority interest in Operating Partnership                          4,595              -              -           4,595
Minority interests in partially owned affiliates                  166,516       (164,865)             -           1,651
                                                            -------------- -------------- -------------- ---------------
  Total minority interests                                        171,111       (164,865)             -           6,246

Shareholders' equity:
Common shares                                                          32              -              -              32
Additional paid-in capital                                        227,890              -              -         227,890
Accumulated other comprehensive income                               (953)             -              -            (953)
Deficit                                                            13,767              -              -          13,767
                                                            -------------- -------------- -------------- ---------------
   Total shareholders' equity                                     240,736              -              -         240,736
                                                            -------------- -------------- -------------- ---------------

Total Liabilities and Shareholders' Equity                  $     999,012  $    (318,892) $      56,306  $      736,426
                                                            ============== ============== ============== ===============

Notes
----------------------------------------------------------------------

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items.
     Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

    Selected Operating Ratios
---------------------------------

                                           3 months ended December 31,               Years ended December 31,
                                             2007              2006                    2007           2006
                                          -----------      -------------            ----------     -----------
           Coverage Ratios           (1)
-------------------------------------

       Interest Coverage Ratio
EBIDTA                                    $   17,534       $     17,859             $  74,944      $   67,345
Divided by Interest expense                    6,123              6,434                24,838          23,520
                                          -----------      -------------            ----------     -----------
                                                2.86 x             2.78 x                3.02 x          2.86

     Fixed Charge Coverage Ratio
EBIDTA                                    $   17,534       $     17,859             $  74,944      $   67,345
Divided by ( Interest expense                  6,123              6,434                24,838          23,520
                 + Preferred
                  Dividends)         (2)          11                 67                    29             255
                                          -----------      -------------            ----------     -----------
                                                2.86 x             2.75 x                3.01 x          2.83

     Debt Service Coverage Ratio
EBIDTA                                    $   17,534       $     17,859             $  74,944      $   67,345
Divided by ( Interest expense                  6,123              6,434                24,838          23,520
                 + Principal
                  Amortization)                  467              1,071                 2,637           4,066
                                          -----------      -------------            ----------     -----------
                                                2.66 x             2.38 x                2.73 x          2.44

            Payout Ratios
-------------------------------------

          FFO Payout Ratio

Dividends (Shares) & Distributions
 (O.P. Units) paid                        $    7,155 (4)   $      6,661             $  27,147 (4)  $   25,053
FFO                                            9,966             10,345                44,047          40,208
                                          -----------      -------------            ----------     -----------
                                                  72%                64%                   62%             62%

          AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                        $    7,155 (5)   $      6,661             $  27,147 (5)  $   25,053
AFFO                                          10,432              8,314                40,839          35,713
                                          -----------      -------------            ----------     -----------
                                                  69%                80%                   66%             70%
          FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                        $    7,155 (6)   $      6,661             $  27,147 (6)  $   25,053
FAD                                            9,965              7,243                38,202          31,647
                                          -----------      -------------            ----------     -----------
                                                  72%                92%                   71%             79%
           Leverage Ratios
-------------------------------------

Debt/Total Market Capitalization
Debt                                 (3)  $  439,346       $    425,635
Total Market Capitalization                1,280,208          1,240,846
                                          -----------      -------------
                                                  34%                34%


Debt + Preferred Equity (Preferred
 O.P. Units)                              $  439,534       $    429,823
Total Market Capitalization                1,280,208          1,240,846
                                          -----------      -------------
                                                  34%                35%

Notes:

(1) Quarterly results for 2007 and 2006 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

(2)  Represents preferred distributions on Preferred Operating partnership
     Units.

(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

(4) Including a special dividend of $7,265 related to taxable gains arising from the completion of 2007 dispostion initatives, FFO Payout ratio would be 145% and 78% for the fourth quarter and year ended December 31, 2007, respectively.

(5) Including a special dividend of $7,265 related to taxable gains arising from the completion of 2007 dispostion initatives, AFFO Payout ratio would be 138% and 84% for the fourth quarter and year ended December 31, 2007, respectively.

(6) Including a special dividend of $7,265 related to taxable gains arising from the completion of 2007 dispostion initatives, FAD Payout ratio would be 145% and 90% for the fourth quarter and year ended December 31, 2007, respectively.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      December 31, 2007

Portfolio Debt - Consolidated Summary
Reconciliation from GAAP Debt to Pro-Rata Share of Debt
    (amounts in thousands)

                                                                    Add:              Less:
                                                               ---------------   ---------------

                                                                                    Minority      Acadia Pro-
                                    Acadia                     Pro-rata Share     Interest Share   rata Share
                                  Consolidated                       of                of              of         % of
                                 Debt Balance As   % of Total   Unconsolidated    Consolidated     Outstanding    Total
                                  Reported (2)     Portfolio       Debt (3)          Debt (4)       Debt (5)    Portfolio
                                ----------------------------------------------   ---------------  ------------  ---------
Mortgage Notes Payable
Fixed-Rate Debt (1)             $       400,922           78%           68,293          (58,988)  $   410,227         93%
Variable-Rate Debt (1)                  116,060           22%            4,833          (91,774)       29,119          7%
                                ----------------  -----------  ---------------   ---------------  ------------  ---------

Total                           $       516,982          100%  $        73,126         (150,762)  $   439,346        100%
                                ----------------  -----------  ---------------   ---------------  ------------  ---------

Weighted Average Interest Rate
Fixed-Rate Debt                            5.18%                                                         5.16%
Variable-Rate Debt                         5.97%                                                         5.99%
                                ----------------                                                  ------------

Total                                      5.36%                                                         5.22%
                                ----------------                                                  ------------

Notes
----------------------------------------------------------------------

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

(2)  Represents the Mortgage Notes Payable balance as reported in the Company's
     Form 10-K. Does not include $921 of FAS141 purchase price debt allocation amounts.

(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

(4) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.

(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and 4.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Debt Analysis - Consolidated Debt
    (amounts in thousands)


                              Ownership
Property            Notes  Entity   Percent  Lender
----------------------------------------------------------------------

Fixed-Rate Debt
--------------------

Acadia Realty Trust     1  Acadia      100.0%3.75% Convertible Notes
Merrillville Plaza         Acadia            Bear Stearns Commercial
                                       100.0% Mortgage, Inc.
239 Greenwich Avenue       Acadia       75.0%Wachovia
New Loudon Center          Acadia      100.0%RBS Greenwich Capital
Crescent Plaza             Acadia      100.0%RBS Greenwich Capital
Pacesetter Park            Acadia            RBS Greenwich Capital
 Shopping Center                       100.0%
Elmwood Park               Acadia            Bear Stearns Commercial
 Shopping Center                       100.0% Mortgage, Inc.
Gateway Shopping           Acadia            Bear Stearns Commercial
 Center                                100.0% Mortgage, Inc.
Clark-Diversey             Acadia            Lasalle Bank National
                                       100.0% Association
Boonton                    Acadia            GMAC Commercial Mortgage
                                        60.0% Corporation
Chestnut Hill              Acadia      100.0%Column Financial, Inc.
Walnut Hill Plaza          Acadia            Merrill Lynch Mortgage
                                       100.0% Lending, Inc.
4650 Broadway at          Fund II            Bank of China
 Sherman Avenue         2               19.2%
216th Street            2 Fund II       19.2%Bank of America, N.A.
Kroger Portfolio           Fund I            Cortlandt Deposit
                        3               28.3% Corporation
Safeway Portfolio          Fund I            Cortlandt Deposit
                        3               28.3% Corporation
Interest rate swaps     4  Acadia       82.0%Bank of America, N.A.

Sub-Total Fixed-Rate
 Debt

Variable-Rate Debt
--------------------


Bloomfield Town            Acadia            Bank of America, N.A.
 Square                 5              100.0%
Hobson West Plaza       5  Acadia      100.0%Bank of America, N.A.
Marketplace of             Acadia            Bank of America, N.A.
 Absecon                5              100.0%
Village Apartments      5  Acadia      100.0%Bank of America, N.A.
Abington Towne             Acadia            Bank of America, N.A.
 Center                 5              100.0%
Methuen Shopping           Acadia            Bank of America, N.A.
 Center                 5              100.0%
Town Line Plaza         5  Acadia      100.0%Bank of America, N.A.
Ledgewood Mall             Acadia            Washington Mutual Bank,
                        6              100.0% F.A.
Branch Plaza               Acadia      100.0%Bank of America, N.A.
Village Commons            Acadia            Bank of America, N.A.
 Shopping Center        7              100.0%
Tarrytown Shopping         Fund I            Anglo Irish Bank
 Center                                 37.8% Corporation
244-268 161st Street    2 Fund II       19.2%RBS Greenwich Capital
Liberty Avenue            Fund II            PNC Bank, National
                        2               19.2% Association
Granville Center           Fund I       37.8%Bank One, N.A.
400 East Fordham          Fund II            Eurohypo AG
 Road                   2               19.2%
Acadia Strategic          Fund II            Bank of America, N.A. /
 Opportunity Fund                             Bank of New York
 II, LLC                8               20.0%
Acadia Strategic          Fund III           Bank of America, N.A.
 Opportunity Fund
 III, LLC               9               20.0%
Interest rate swaps     4  Acadia       82.0%Bank of America, N.A.

Sub-Total Variable-Rate Debt

Total Consolidated Debt - Continuing Operations

                                     Principal     Acadia's                         Variable
                         % of Pro-                                                  Rate as
                          rata       Balance at    Pro-rata                Interest    of   Maturity
                                                                                    December
                         Share of  December 31,                                       31,
Property            Notes Portfolio     2007         Share                 Rate       2007     Date
------------------------------------------------------------------------------------------------------

Fixed-Rate Debt
--------------------

Acadia Realty Trust     1          $     115,000 $    115,000                 3.75%         12/20/2011
Merrillville Plaza                        26,250       26,250                 5.88%           8/1/2017
239 Greenwich Avenue                      26,000       19,500                 5.42%          2/11/2017
New Loudon Center                         14,752       14,752                 5.64%           9/6/2014
Crescent Plaza                            17,600       17,600                 4.98%           9/6/2015
Pacesetter Park
 Shopping Center                          12,500       12,500                 5.12%          11/6/2015
Elmwood Park
 Shopping Center                          34,600       34,600                 5.53%           1/1/2016
Gateway Shopping
 Center                                   20,500       20,500                 5.44%           3/1/2016
Clark-Diversey                             3,727        3,727                 8.50%          4/11/2028
Boonton                                    8,451        5,071                 6.40%          11/1/2032
Chestnut Hill                              9,834        9,834                 5.45%          6/11/2013
Walnut Hill Plaza                         23,500       23,500                 6.06%          8/29/2016
4650 Broadway at
 Sherman Avenue         2                 19,000        3,648                 5.83%           3/1/2008
216th Street            2                 25,500        4,896                 5.80%          10/1/2017
Kroger Portfolio        3                  4,950        1,403                 6.62%           2/1/2009
Safeway Portfolio       3                  4,893        1,386                 6.51%          1/15/2009
Interest rate swaps     4                 33,865       27,767                 6.18%         Various
                                   ---------------------------             ---------

Sub-Total Fixed-Rate
 Debt                           93%      400,922      341,934                 5.06%
                                   ---------------------------             ---------

Variable-Rate Debt                                            Current LIBOR           4.60%
--------------------


Bloomfield Town                                               Libor +
 Square                 5                                                      125    5.85%  12/1/2010
Hobson West Plaza       5                                     Libor +          125    5.85%  12/1/2010
Marketplace of                                                Libor +
 Absecon                5                                                      125    5.85%  12/1/2010
Village Apartments      5                      -            - Libor +          125    5.85%  12/1/2010
Abington Towne                                                Libor +
 Center                 5                                                      125    5.85%  12/1/2010
Methuen Shopping                                              Libor +
 Center                 5                                                      125    5.85%  12/1/2010
Town Line Plaza         5                                     Libor +          140    6.00%  12/1/2010
Ledgewood Mall          6                      -            - Libor +          125    5.85%  3/29/2010
Branch Plaza                              15,773       15,773 Libor +          130    5.90%  12/1/2011
Village Commons                                               Libor +
 Shopping Center        7                  9,781        9,781                  140    6.00%  6/29/2012
Tarrytown Shopping                                            Libor +
 Center                                    9,800        3,702                  165    6.25% 10/30/2010
244-268 161st Street    2                 30,000        5,760 Libor +          140    6.00%   4/1/2008
Liberty Avenue          2                  9,990        1,918 Libor +          165    6.25%  5/18/2009
Granville Center                           2,818        1,065 Libor +          200    6.60%  10/5/2008
400 East Fordham                                              Libor +
 Road                   2                 37,263        7,154                  175    6.35%  10/4/2009
Acadia Strategic                                              Libor +
 Opportunity Fund
 II, LLC                8                 34,500        6,900                   75    5.35%   3/1/2008
Acadia Strategic                                              Comm Paper +50
 Opportunity Fund
 III, LLC               9                      -            -                         4.75%  10/9/2011
Interest rate swaps     4                (33,865)     (27,767)
                                   ---------------------------

Sub-Total Variable-                                           Libor +
 Rate Debt                       7%      116,060       24,286                  137    5.97%
                                   ---------------------------------------------------------

Total Consolidated
 Debt - Continuing
 Operations                    100%$     516,982 $    366,220                         5.12%
                         =====================================                      ========


                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2007
                      Debt Analysis - Unconsolidated Joint
                      Ventures and Discontinued Operations


                              Ownership
Fixed-Rate Debt            Entity   Percent  Lender
--------------------     ---------------------------------------------

Acadia Brandywine        Brandywine          UBS Warburg Real Estate
 Subsidiary               JV            22.2% Investments, Inc.
Acadia Brandywine        Brandywine          Bear Stearns Commercial
 Town Center              JV            22.2% Mortgage, Inc.
Acadia Market Square     Brandywine          Bear Stearns Commercial
 Shopping Center          JV            22.2% Mortgage, Inc.
Acadia Brandywine        Brandywine          Bear Stearns Commercial
 Condominium              JV            22.2% Mortgage, Inc.
Acadia Brandywine        Brandywine          Bear Stearns Commercial
 Holdings                 JV            22.2% Mortgage, Inc.
Crossroads Shopping      Crossroads          JPMorgan Chase Bank
 Center                   JV            49.0%

Sub-Total Fixed-Rate
 Debt


Variable-Rate Debt
--------------------

CityPoint              10  Fund II       4.9%Bank of America, N.A.
Haygood Shopping            Fund I           JP Morgan Chase Bank,
 Center                11               18.9% N.A.
Sterling Heights            Fund I           JP Morgan Chase Bank,
 Shopping Center       11               18.9% N.A.

Sub-Total Variable-Rate Debt

Total Unconsolidated Debt


                                     Principal     Acadia's                         Variable
                         % of Pro-                                                  Rate as
                          rata       Balance at    Pro-rata                Interest    of   Maturity
Fixed-Rate Debt                                                                     December
                         Share of  December 31,                                       31,
                          Portfolio     2007         Share                 Rate       2007   Date
--------------------     -------------------------------------             ---------------------------

Acadia Brandywine
 Subsidiary                        $       61,375$      13,639                 5.99%          7/1/2016
Acadia Brandywine
 Town Center                               31,550        7,011                 5.99%          7/1/2016
Acadia Market Square
 Shopping Center                           24,375        5,417                 5.99%          7/1/2016
Acadia Brandywine
 Condominium                               22,650        5,033                 5.99%          7/1/2016
Acadia Brandywine
 Holdings                                  26,250        5,833                 5.99%          7/1/2016
Crossroads Shopping
 Center                                    64,000       31,360                 5.37%         12/1/2014
                                   ---------------------------

Sub-Total Fixed-Rate
 Debt                           93%       230,200       68,293                 5.71%
                                   ---------------------------             ---------


Variable-Rate Debt                                            Current LIBOR            4.60%
--------------------

CityPoint              10                  34,000        1,652Libor +           120    5.80% 6/13/2008
Haygood Shopping                                              Libor +
 Center                11                  11,366        2,148                  150    6.10% 8/23/2010
Sterling Heights                                              Libor +
 Shopping Center       11                   5,471        1,033                  185    6.45% 8/23/2010
                                   ---------------------------

Sub-Total Variable-                                            Libor +
 Rate Debt                       7%        50,837        4,833                  147    6.07%
                         -------------------------------------                      --------

Total Unconsolidated
 Debt                          100%$      281,037$      73,126                         5.73%
                         =====================================                      ========

Notes:
----------------------------------------------------------------------

(1) Represents $100,000 of 3.75% convertible notes issued in December 2006 and an additional $15,000 issued in January, 2007.

(2) Fund II is a 96% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 96% x 20%, or 19.2%.

(3) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

(4) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

  Notional     All-in Rate    Spread     Swap rate  Forward Start Date Maturity Date
   principal
-------------------------------------------------------------------------------------

$       4,548         6.08%       1.37%       4.71%        n/a            1/1/2010
       11,163         6.27%       1.37%       4.90%        n/a           10/1/2011
        8,354         6.51%       1.37%       5.14%        n/a            3/1/2012
        9,800         5.84%       1.37%       4.47%        n/a           10/29/2010
------------- -------------------------------------
$      33,865         6.18%       1.37%       4.81%
============= =====================================

(5) This is a revolving facility for up to $74,000 with an additional $13,000 available based on certain income hurdles.

(6)  This is a revolving facility for up to $30,000.

(7) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.

(8) This is a revolving facility for up to $70,000. There are three one-year options associated with this revolving facility.

(9) This is a line of credit with an initial amount of $75,000 with the option to increase to a maximum of $300,000.

(10) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is 4.86%.

(11) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.

QUARTERLY SUPPLEMENTAL DISCLOSURE
 December 31, 2007

     Future Debt Maturities
---------------------------------
         (in thousands)

 Consolidated Debt                                         Acadia's Pro-rata Share       Weighted Average Interest Rate of
                                                                                          Maturing Debt
                                                      ---------------------------------- ----------------------------------------
                      Scheduled                        Scheduled
        Year        Amortization Maturities   Total   AmortizationMaturities    Total     Total    Fixed-    Variable-Rate Debt
                                                                                            Debt    Rate
                                                                                                     Debt
----------------------------------------------------- ---------------------------------- ----------------------------------------
                2008        6,002     86,197   92,199        2,348     17,327     19,675     5.72%    5.83%                 5.69%
                2009        6,103     47,253   53,356        2,520      9,072     11,592     6.44%      n/a                 6.44%
                2010        1,715      9,800   11,515        1,655      3,702      5,357     6.25%      n/a                 6.25%
                2011        2,106    129,764  131,870        2,042    129,764    131,806     3.99%    3.75%                 5.90%
                2012        2,191      9,048   11,239        2,124      9,048     11,172     6.00%      n/a                 6.00%
     Thereafter            16,436    200,367  216,803       13,597    173,021    186,618     5.59%    5.59%                   n/a
                    --------------------------------- ----------------------------------
                     $     34,553 $  482,429 $516,982  $    24,286 $  341,934 $  366,220
                    ================================= ==================================


                                                                                         Weighted Average Interest Rate of Pro-
                                                                                               rata Share of Maturing Debt
                                                                                        -----------------------------------------
Unconsolidated Debt
                                                                                          Total    Fixed-    Variable-Rate Debt
                                                                                            Debt    Rate
                                                                                                     Debt
                                                                                         ----------------------------------------

                2008          904     34,000   34,904          433      1,653      2,086     5.80%      n/a                 5.80%
                2009        1,009          -    1,009          470          -        470       n/a      n/a                   n/a
                2010        1,014     16,693   17,707          487      3,153      3,640     6.21%      n/a                 6.21%
                2011        1,028          -    1,028          504          -        504       n/a      n/a                   n/a
                2012        1,094          -    1,094          536          -        536       n/a      n/a                   n/a
     Thereafter             3,207    222,088  225,295        1,572     64,318     65,890     5.73%    5.73%                   n/a
                    --------------------------------- ----------------------------------
                     $      8,256 $  272,781 $281,037  $     4,002 $   69,124 $   73,126
                    ================================= ==================================

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2007

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
----------------------------------------------------------------------------------------------------------

Item               Notes Description
----------------------------------------------------------------------------------------------------------

Date formed                 September 2001

Capital commitment          $90 million

Funding                     All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below.
                            Acadia and its investors still own approximately 2 million square feet of properties in Fund I.
Partnership
 structure

            Equity          22.22% - Acadia
      Contribution:
                            77.78% - Four institutional investors (current significant shareholders in Acadia as well)

  Cash flow distribution:   22.22% - Acadia
                            77.78% - Four institutional investors

           Promote:         20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).

                            In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.
                            Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote)
                             in all future Fund I distributions.

Fees to Acadia              Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                            Priority distribution fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                                            December 31, 2007

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------------------------------------------------

Item              Notes   Description
----------------------------------------------------------------------------------------------------------


Date formed               June 2004

Capital commitment        $300 million

Funding                   $182.0 funded through December 31, 2007
                           million

Partnership structure

           Equity         20% - Acadia
     Contribution:
                          80% - Six institutional investors (Three are current
                                        shareholders in Acadia as well)

 Cash flow distribution:  20% - Acadia
                          80% - Six institutional investors

          Promote:        20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                          Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia            Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes
                           Acadia's $60 million)


                          Property management fee equal to 4% of gross property revenues

                          Market rate leasing fees

                          Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               December 31, 2007
Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
----------------------------------------------------------------------------------------------------------



Item              Notes     Description
----------------------------------------------------------------------------------------------------------


Date formed                 May 2007

Capital commitment          $503 million

Funding                     $52.9 million funded through December 31, 2007

Partnership structure

           Equity           20% - Acadia
     Contribution:
                            80% - 14 institutional investors (including a majority of the investors from prior funds)

  Cash flow distribution:   20% - Acadia
                            80% - 14 institutional investors

          Promote:          20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia              Asset management fee equal to 1.5% of total committed capital

                            Development fee equal to 3% of total project cost

                            Property management fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                                            December 31, 2007

Retailer Controlled Property ("RCP") Venture - Overview
----------------------------------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***


Item              Notes  Description
----------------------------------------------------------------------------------------------------------

Date formed              January 2004

Targeted investments     The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current                  Mervyns Department Stores - All capital has been returned
 Investments
                         Albertson's - All capital has been returned
                         ShopKo - All capital has been returned
                         Rex, Marsh Supermarkets and four Albertsons add-on investments, Newkirk,
                          Camellia, Colorado Springs and Visalia
Partnership structure

           Equity        Up to $300 million of total equity
     Contribution:

                         Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                         80% - Klaff Realty LP and Lubert-Adler

 Cash flow distribution: 20% - AKR Funds
                         80% - Four institutional investors

          Promote:       20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                         Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia           Property management fees

                         Market rate leasing fees and construction/project management

                         Disposition fees

                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2007

                         Opportunity Fund I Properties
                                    - Detail
                         -----------------------------


                              Fund I's
                              Ownership     Gross Leasable Area       Occupancy
                                        --------------------------- -------------- -------
                                  %      Anchors   Shops    Total   Anchors Shops   Total
                              --------- --------- ------- --------- ------- ------ -------

           Midwest
-----------------------------

Ohio
-----------------------------

Granville Centre                   100%    90,047  44,950   134,997  38.81% 46.74%  41.45%
                                        --------- ------- --------- ------- ------ -------
   Total - Midwest Region                  90,047  44,950   134,997  38.81% 46.74%  41.45%
                                        --------- ------- --------- ------- ------ -------

        Mid-Atlantic
-----------------------------

           Various
-----------------------------
Kroger/Safeway Portfolio (25
 Properties)                        75% 1,018,100       - 1,018,100 100.00%  0.00% 100.00%
                                        --------- ------- --------- ------- ------ -------

Haygood Shopping Center
 (Virginia)                         50%    95,303  83,230   178,533 100.00% 84.21%  92.64%
                                        --------- ------- --------- ------- ------ -------

          New York
-----------------------------

Tarrytown Shopping Center
 (New York)                        100%    15,497  19,794    35,291 100.00% 73.44%  85.10%
                                        --------- ------- --------- ------- ------ -------


Subtotal - Fund I Operating
          Properties                    1,218,947 147,974 1,366,921  95.48% 71.39%  92.87%
                                        --------- ------- --------- ------- ------ -------

    Fund I Redevelopment
          Properties
----------------------------- ---------

Sterling Heights Shopping
 Center (Michigan)                  50%    90,400  64,435   154,835 100.00% 25.14%  68.85%
Hitchcock Plaza (South
 Carolina)                          20%   146,507  70,754   217,261  89.19% 65.18%  81.37%
                                        --------- ------- --------- ------- ------ -------
     Subtotal - Fund I
   Redevelopment Properties               236,907 135,189   372,096  93.31% 46.10%  76.16%
----------------------------- --------- --------- ------- --------- ------- ------ -------

                                        --------- ------- --------- ------- ------ -------
      Fund I Grand Total                1,455,854 283,163 1,739,017  95.13% 59.31%  89.30%
                                        --------- ------- --------- ------- ------ -------

                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2007

                         Opportunity Fund I Properties
                                    - Detail
                         -----------------------------


                                                                    Annualized Base Rent
                                     Annualized Base Rent         per Occupied Square Foot
                              ---------------------------------- --------------------------
                                Anchors     Shops       Total    Anchors Shops     Total
                              ----------- ---------- ----------- ------- ------ -----------

           Midwest
-----------------------------

Ohio
-----------------------------

Granville Centre                  450,336    212,750     663,086   12.88  10.13       11.85
                              ----------- ---------- ----------- ------- ------ -----------
   Total - Midwest Region         450,336    212,750     663,086   12.89  10.12       11.85
                              ----------- ---------- ----------- ------- ------ -----------

        Mid-Atlantic
-----------------------------

           Various
-----------------------------
Kroger/Safeway Portfolio (25
 Properties)                    7,362,811          -   7,362,811    7.23      -        7.23
                              ----------- ---------- ----------- ------- ------ -----------

Haygood Shopping Center
 (Virginia)                       636,207  1,131,322   1,767,529    6.68  16.14       10.69
                              ----------- ---------- ----------- ------- ------ -----------

          New York
-----------------------------

Tarrytown Shopping Center
 (New York)                       475,000    442,164     917,164   30.65  30.42       30.54
                              ----------- ---------- ----------- ------- ------ -----------


Subtotal - Fund I Operating
          Properties            8,924,354  1,786,236  10,710,590    7.67  16.91        8.44
                              ----------- ---------- ----------- ------- ------ -----------

    Fund I Redevelopment
          Properties
-----------------------------

Sterling Heights Shopping
 Center (Michigan)                526,600    114,619     641,219    5.83   7.08        6.02
Hitchcock Plaza (South
 Carolina)                        740,310    646,632   1,386,942    5.67  14.02        7.85
                              ----------- ---------- ----------- ------- ------ -----------
     Subtotal - Fund I
   Redevelopment Properties     1,266,910    761,251   2,028,161    5.73  12.22        7.16
----------------------------- ----------- ---------- ----------- ------- ------ -----------

                              ----------- ---------- ----------- ------- ------ -----------
      Fund I Grand Total      $10,191,264 $2,547,487 $12,738,751   $7.36 $15.17       $8.20
                              ----------- ---------- ----------- ------- ------ -----------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2007

                                     FUND I
                     Top Tenants - Ranked by Annualized Base
                                      Rent
            --------------------------------------------------------

                                                                                                    Percentage of Total
                                                                                                   Represented by Tenant
                                                                                        --------------------------------------------
                                            Number of
                                            Stores in        Total      Annualized Base     Total             Annualized Base
 Ranking               Tenant              JV Portfolio       GLA           Rent 1      Portfolio GLA             Rent 2
                                                                                               2
---------- --------------------------------------------- -------------- --------------- -------------- -----------------------------


    1      Kroger 3                                   12        413,100      $2,769,256          36.1%                         32.3%
    2      Safeway 4                                  13        350,475       2,752,853          30.6%                         32.1%
    3      Walgreens                                   1         15,497         475,000           1.4%                          5.5%
    4      Farm Fresh                                  1         27,000         168,750           2.4%                          2.0%
    5      Burlington Coat Factory                     1         35,200         140,800           3.1%                          1.6%
                                          -------------- -------------- --------------- -------------- -----------------------------

                        Total                         28        841,272      $6,306,658          73.5%                         73.5%
                                          ============== ============== =============== ============== =============================

1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

2 Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

3 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

4 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2007

                               Fund I - Valuation
          -------------------------------------------------------------

                                                                                                                   Other
                                                                                     Total      Kroger/Safeway Properties 1
                                                                                --------------------------------------------

      Gross asset value                                                          $      62,500   $      31,000  $    31,500

      Debt                                                                             (28,419)         (7,382)     (21,037)
                                                                                --------------------------------------------

      Adjusted debt                                                                     34,081          23,618       10,463
                                                                                ---------------=============================

      Additional Mervyn's return (Original capital already
       returned)                                                                         6,400
                                                                                ---------------

      Total Value Subject to Promote                                                    40,481
                                                                                ---------------

      General Partner (Acadia) Promote on Fund I assets            x 20%                 8,096
                                                                                ---------------

      Remaining value to be allocated pro-rata to Fund I investors
       (including Acadia)                                                               32,385
                                                                                ---------------

      Acadia's share                                               x 22.22%              7,196
                                                                                ---------------

      Value of Acadia's interest in remaining Fund I assets                             15,292

      Additional promote earned from Brandywine recapitalization                             -
                                                                                ---------------

      Total value to Acadia                                                      $      15,292
                                                                                ===============

                         Recap of Acadia Promote
      -----------------------------------------------------------------------------------------

      20% General Partner (Acadia) Promote on Fund I assets                      $       8,096
      20% General Partner (Acadia) Promote on Brandywine                                     -
                                                                                ---------------
      Total promote                                                              $       8,096
                                                                                ===============
      Per share                                                                  $        0.24
                                                                                ===============
      -----------------------------------------------------------------------------------------

Notes:
------
  1     Amounts adjusted for minority interests' pro-rata share of debt (See "Debt Analysis - Detail" )

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2007

                     Opportunity Fund II Properties - Detail
------------------------------------------------------------------------------------------------------------------------------------

                   Fund II's                                                                                   Annualized Base Rent
                   Ownership  Gross Leasable Area       Occupancy                   Annualized Base Rent       per Occupied Square
                                                                                                                        Foot
                             ---------------------- ----------------- ------- -------------------------------- ---------------------
                       %     Anchors Shops   Total  Anchors   Shops    Total   Anchors     Shops      Total    Anchors Shops  Total
                   --------- ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------

      Midwest
-------------------
Illinois
-------------------
Oakbrook             100%    112,000   -    112,000 100.00%   0.00%   100.00%  $825,000      $-      $825,000   $7.37    $-   $7.37

  New York Region
-------------------
New York
-------------------
Liberty Avenue        96%    10,880  6,208  17,088  100.00%  100.00%  100.00%  394,944    217,901    612,845    36.30  35.10  35.86
216th Street          96%    60,000    -    60,000  100.00%   0.00%   100.00% 2,340,000   225,000   2,565,000   39.00    -    42.75

                             ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------
Subtotal - Fund II
     Operating
     Properties              182,880 6,208  189,088 100.00%   0.00%   100.00% 3,559,944   442,901   4,002,845   19.47    -    21.17
                             ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------

     Fund II
   Redevelopment
     Properties
-------------------

400 East Fordham
 Road 1               96%       -      -       -       -        -        -        -          -          -         -      -      -
Pelham Manor
 Shopping Center 1    96%       -      -       -       -        -        -        -          -          -         -      -      -
Sherman Avenue 1      96%       -      -       -       -        -        -        -          -          -         -      -      -
CityPoint - Fund II
 1                    23%       -      -       -       -        -        -        -          -          -         -      -      -
Atlantic Ave.- Fund
 II 1                100%       -      -       -       -        -        -        -          -          -         -      -      -
Canarsie Plaza -
 Fund II 1            96%       -      -       -       -        -        -        -          -          -         -      -      -
161st Street          96%    137,334 86,187 223,521 100.00%  66.57%   87.11%  3,337,222  1,193,501  4,530,723   24.30  20.80  23.27

                             ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------
Subtotal - Fund II
   Redevelopment
     Properties              137,334 86,187 223,521 100.00%  66.57%   87.11%  3,337,222  1,193,501  4,530,723   24.30  20.80  23.27
---------------------------- ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------

                             ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------
   Fund II Grand
        Total                320,214 92,395 412,609 100.00%  62.10%   93.02%  $6,897,166 $1,636,402 $8,533,568 $21.54  $28.52 $22.23
                             ------- ------ ------- ------- --------- ------- ---------- ---------- ---------- ------- ------ ------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1    The properties are currently undergoing redevelopment.

QUARTERLY SUPPLEMENTAL DISCLOSURE
  December 31, 2007

Fund II and Fund III - New York Urban/Infill
 Redevelopment Properties                                       Total cost
----------------------------------------------------
                                                                  to date   Estimated  Total
                                        Estimated    Estimated  (including   future   project Estimated  Estimated
                                          start of                                              square      cost
                                                                                               footage
                                                                                                 upon
       Property        Anchors/Tenants construction  completion acquisition   cost     cost   completion   per     Notes
                                                                   cost)                                  square
                                                                                                            foot
------------------------------------------------------------------------------------------------------------------------
                                                                              (in millions)
                                                                            -----------------

       Fund II
----------------------
 Liberty Avenue         CVS, Storage    Construction completed
                         Post                                         $14.0      $0.5   $14.5    125,000      $116   (1)
 216th Street           City of New     Construction completed
                         York
                         Department of
                         General
                         Services                                      27.5         -    27.5     60,000       458
 Pelham Manor Shopping  Home Depot      Construction  2nd half
  Center                                  commenced      2008          33.5      11.5    45.0    320,000       141   (1)
 161st Street           Various New      1st half     1st half
                         York City and      2008         2009
                         State
                         Agencies                                      49.6      15.4    65.0    232,000       280
 400 East Fordham Road  Sears,          Construction  1st half
                         Walgreens,       commenced      2009
                         Best Buy                                      69.6      50.4   120.0    285,000       421
 Canarsie Plaza         Home Depot      Construction  1st half
                                          commenced      2009          32.2      37.8    70.0    323,000       217
 Sherman Avenue         To be            2nd half     2nd half
                         determined         2008         2009          27.6      27.4    55.0    216,000       255
CityPoint (2)           To be              To be
                         determined      determined                    40.6     284.4   325.0    600,000       542
 Atlantic Avenue        To be            2nd half     2nd half
                         determined         2008         2009           8.1      14.9    23.0    110,000       209
                                                                --------------------------------------------------
     Total Fund II                                                    302.7     442.3   745.0  2,271,000       328

       Fund III
----------------------
Sheepshead Bay          To be              To be
                         determined      determined                    20.4      88.6   109.0    240,000       454

                                                                --------------------------------------------------

  Total Fund II and
        Fund III                                                     $323.1    $530.9  $854.0  2,511,000      $340
                                                                ==================================================

(1)  Fund II acquired a ground lease interest at this property.
(2)  Fund II, along with P/A Associates, Washington Square Partener and
     MacFarlane Partners are co-developing CityPoint.

QUARTERLY SUPPLEMENTAL DISCLOSURE
 December 31, 2007

Retail Properties by Region
---------------------------

                 ----------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Base Rent
                 Gross Leasable Area           Occupancy                 Annualized Base Rent               per Occupied Square
                                                                                                                     Foot
                 ----------------------------------------------------------------------------------------------------------------
                 Anchors(1)  Shops     Total    Anchors  Shops   Total    Anchors      Shops       Total    Anchors Shops  Totals
                 ----------------------------------------------------------------------------------------------------------------

Core Properties
----------------
New York Region    610,990   420,596 1,031,586   100.00% 92.29%  96.86% $12,039,180 $12,614,981 $24,654,161  $19.70 $32.50 $24.67
  New England      886,435   310,410 1,196,845   100.00% 87.08%  96.65%   6,646,268   3,520,935  10,167,203    8.42  13.03   9.60
    Midwest        418,710   323,167   741,877    99.65% 86.46%  93.90%   4,018,005   5,437,353   9,455,358    9.63  19.46  13.57
  Mid-Atlantic   2,063,534   485,536 2,549,070    97.91% 75.49%  93.64%  20,177,594   6,731,952  26,909,545   10.83  18.37  12.07
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
  Total Core
   Properties    3,979,669 1,539,709 5,519,378    98.88% 84.72%  94.93% $42,881,047 $28,305,221 $71,186,267  $11.65 $21.70 $14.28
                 ----------------------------------------------------------------------------------------------------------------



                 ----------------------------------------------------------------------------------------------------------------
Opportunity Fund
 Properties (2)
----------------
    Midwest        202,047    44,950   246,997    72.73% 46.74%  68.00%   1,275,336     212,750   1,488,086    8.68  10.13   8.86
  Mid-Atlantic      95,303    83,230   178,533   100.00% 84.21%  92.64%     636,207   1,131,322   1,767,529    6.68  16.14  10.69
New York Region     86,377    26,002   112,379   100.00% 79.78%  95.32%   3,209,944     885,065   4,095,009   37.16  42.66  38.23
    Various
 (Kroger/Safeway
   Portfolio)    1,018,100         - 1,018,100   100.00%  0.00% 100.00%   7,362,811           -   7,362,811    7.23      -   7.23
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
    Total -
  Opportunity
 Fund Properties 1,401,827   154,182 1,556,009    96.07% 72.54%  93.74% $12,484,298  $2,229,137 $14,713,435   $9.27 $19.93 $10.09
                 ----------------------------------------------------------------------------------------------------------------



                 ----------------------------------------------------------------------------------------------------------------
 Redevelopment
   Properties
----------------
    Mid West        90,400    64,435   154,835   100.00% 25.14%  68.85%     526,600     114,619     641,219    5.83   7.08   6.02
  Mid-Atlantic     146,507    70,754   217,261    89.19% 65.18%  81.37%     740,310     646,632   1,386,942    5.67  14.02   7.85
New York Region    137,334    86,187   223,521   100.00% 66.57%  87.11%   3,337,222   1,193,501   4,530,723   24.30  20.80  23.27
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties      374,241   221,376   595,617    95.77% 54.07%  80.27%  $4,604,132  $1,954,752  $6,558,884  $12.85 $16.33 $13.72
                 ----------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual Opportunity Fund properties.

                              QUARTERLY SUPPLEMENTAL DISCLOSURE
                                    December 31, 2007

                             Retail Properties by State - Summary
----------------------------------------------------------------------------------------------

                                                                                         -------------------------------
                                                                                         Ownership Percent   Number of
                                                                                          of base rent % (1) properties
                                                                                         -------------------------------
                                    Core Properties
----------------------------------------------------------------------------------------

Connecticut                                                                                  75.0%    4.5%           2
Delaware                                                                                     22.2%    5.6%           3
Illinois                                                                                    100.0%    3.5%           2
Indiana                                                                                     100.0%    4.7%           1
Massachusetts                                                                               100.0%    4.5%           2
Michigan                                                                                    100.0%    4.9%           1
New Jersey                                                                                    0.0%   17.0%           4
New York                                                                                      0.0%   28.9%          10
Ohio                                                                                        100.0%    2.7%           1
Pennsylvania                                                                                100.0%    8.6%           6
Rhode Island                                                                                100.0%    3.9%           1
Vermont                                                                                     100.0%    3.0%           1
                                                                                                   ---------------------

                                Total - Core Properties                                              91.8%          34
                                                                                                   ---------------------



                            Opportunity Fund Properties (3)
----------------------------------------------------------------------------------------
Operating Properties
Illinois                                                                                     20.0%    0.3%           1
Ohio                                                                                         37.8%    0.4%           1
Virginia                                                                                     18.9%    0.6%           1
New York                                                                                     49.0%    1.6%           3
Various (Kroger/Safeway Portfolio)                                                           28.3%    3.5%          25
                                                                                                           -------------

                               Total - Opportunity Fund Properties                                    6.3%          31
                                                                                                   ---------------------



                                Redevelopment Properties
----------------------------------------------------------------------------------------
Michigan                                                                                     18.9%    0.2%           1
New York                                                                                     17.8%    1.5%           9
South Carolina                                                                                7.6%    0.2%           1
                                                                                                           -------------

                                 Total - Redevelopment Properties                                     1.8%          11
                                                                                                   ---------------------


                                                                                                    100.0%          76
                                                                                                   ===================

                                                                                         -----------------------------


                 ---------------------------------------------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                       Gross Leasable Area        Occupancy                   Annualized Base Rent         per Occupied Square
                                                                                                                    Foot
                 ---------------------------------------------------------------------------------------------------------------
                  Anchors(2)  Shops     Total   Anchors Shops   Total    Anchors      Shops       Total    Anchors Shops  Totals
                 ---------------------------------------------------------------------------------------------------------------

Core Properties
----------------

Connecticut         179,993    43,197   223,190 100.00% 96.05%  99.24% $ 2,334,621 $   693,354 $ 3,027,975 $ 28.23 $16.71 $24.38
Delaware            869,509   128,031   997,540  98.33% 90.93%  97.38%  12,798,892   3,151,397  15,950,288   14.97  27.07  16.42
Illinois             51,692    66,481   118,173 100.00% 96.61%  98.09%     225,436   1,844,727   2,070,163    4.36  28.72  17.86
Indiana             145,778    89,907   235,685 100.00% 90.37%  96.33%   1,501,049   1,331,154   2,832,203   10.30  16.38  12.48
Massachusetts       276,989    71,173   348,162 100.00% 96.31%  99.25%   1,855,550     855,109   2,710,659    6.70  12.47   7.84
Michigan            152,944    79,237   232,181  99.03% 95.50%  97.83%   1,488,801   1,463,230   2,952,031    9.83  19.34  13.00
New Jersey          541,073   293,612   834,685 100.00% 78.90%  92.58%   6,272,333   4,295,786  10,568,119   11.59  18.54  13.68
New York            733,294   324,885 1,058,179 100.00% 90.02%  96.94%   9,951,585  10,288,596  20,240,181   13.57  35.18  19.73
Ohio                 68,296    87,542   155,838 100.00% 66.57%  81.22%     802,719     798,242   1,600,961   11.75  13.70  12.65
Pennsylvania        765,025   164,219   929,244  96.26% 72.32%  92.03%   3,396,829   1,724,332   5,121,161    5.87  14.52   7.34
Rhode Island        121,892   162,825   284,717 100.00% 80.78%  89.01%     935,920   1,373,706   2,309,626    7.68  10.44   9.11
Vermont              73,184    28,600   101,784 100.00% 84.38%  95.61%   1,317,312     485,588   1,802,900   18.00  20.12  18.53
                 ---------------------------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------------------------
 Total - Core
   Properties     3,979,669 1,539,709 5,519,378  98.88% 84.72%  94.93% $42,881,047 $28,305,221 $71,186,267 $ 11.65 $21.70 $14.28
                 ---------------------------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------------------------

Opportunity Fund
 Properties (3)
----------------
Operating
 Properties
Illinois            112,000         -   112,000 100.00%  0.00% 100.00% $   825,000 $         - $   825,000 $  7.37 $    - $ 7.37
Ohio                 90,047    44,950   134,997  38.81% 46.74%  41.45%     450,336     212,750     663,086   12.89  10.13  11.85
Virginia             95,303    83,230   178,533 100.00% 84.21%  92.64%     636,207   1,131,322   1,767,529    6.68  16.14  10.69
New York             86,377    26,002   112,379 100.00% 79.78%  95.32%   3,209,944     885,065   4,095,009   37.16  42.66  38.23
Various
 (Kroger/Safeway
 Portfolio)       1,018,100         - 1,018,100 100.00%  0.00% 100.00%   7,362,811           -   7,362,811    7.23      -   7.23
                 ---------------------------------------------------------------------------------------------------------------

   Total -
 Opportunity
     Fund
  Properties      1,401,827   154,182 1,556,009  96.07% 72.54%  93.74% $12,484,298 $ 2,229,137 $14,713,435 $  9.27 $19.93 $10.09
              ------------------------------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------------------------

 Redevelopment
   Properties
----------------
Michigan             90,400    64,435   154,835 100.00% 25.14%  68.85% $   526,600 $   114,619 $   641,219 $  5.83 $ 7.08 $ 6.02
New York            137,334    86,187   223,521 100.00% 66.57%  87.11%   3,337,222   1,193,501   4,530,723   24.30  20.80  23.27
South Carolina      146,507    70,754   217,261  89.19% 65.18%  81.37%     740,310     646,632   1,386,942    5.67  14.02   7.85
                 ---------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
  Properties        374,241   221,376   595,617  95.77% 54.07%  80.27% $ 4,604,132 $ 1,954,752 $ 6,558,884 $ 12.85 $16.33 $13.72
              ------------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual Opportunity Fund properties.

                                QUARTERLY SUPPLEMENTAL DISCLOSURE
                                        December 31, 2007
                                    Retail Properties - Detail
------------------------------------------------------------------------------------------------------------------------

                                                                      Gross Leasable               Occupancy
                                                                            Area
                                                                      --------------------------------------------------
                                                                      Anchors  Shops    Total   Anchors  Shops   Total
                                                                      --------------------------------------------------
CORE PROPERTIES:                                             Acadia's
                                                             interest
                                                             --------
                      New York Region
------------------------------------------------------------

Connecticut
------------------------------------------------------------
239 Greenwich Avenue( 1)                                        75.0%  16,834       -    16,834 100.00%       - 100.00%
                                                                      --------------------------------------------------

New Jersey
------------------------------------------------------------
Elmwood Park Shopping Center                                   100.0%  62,610  86,881   149,491 100.00% 100.00% 100.00%
A & P Shopping Plaza                                            60.0%  49,463  13,445    62,908 100.00% 100.00% 100.00%
                                                                      --------------------------------------------------
                     Total - New Jersey                               112,073 100,326   212,399 100.00% 100.00% 100.00%
                                                                      --------------------------------------------------

New York
------------------------------------------------------------
Village Commons Shopping Center                                100.0%  16,125  71,044    87,169 100.00%  97.85%  98.25%
Branch Plaza                                                   100.0%  74,050  51,701   125,751 100.00%  96.79%  98.68%
Amboy Road                                                     100.0%  46,964  13,126    60,090 100.00% 100.00% 100.00%
Bartow Avenue                                                  100.0%       -  14,676    14,676       -  86.79%  86.79%
Pacesetter Park Shopping Center                                100.0%  52,052  44,646    96,698 100.00%  85.77%  93.43%
2914 Third Avenue                                              100.0%  33,500   8,900    42,400 100.00%       -  79.01%
West Shore Expressway                                          100.0%  55,000       -    55,000 100.00%       - 100.00%
West 54th Street                                               100.0%   4,211   5,734     9,945 100.00%  68.47%  81.82%
Crossroads Shopping Center                                      49.0% 200,181 110,443   310,624 100.00%  90.73%  96.70%
                                                                      --------------------------------------------------
                      Total - New York                                482,083 320,270   802,353 100.00%  89.88%  95.96%
                                                                      --------------------------------------------------

                  Total - New York Region                             610,990 420,596 1,031,586 100.00%  92.29%  96.86%
                                                                      --------------------------------------------------

                        New England
------------------------------------------------------------

Connecticut
------------------------------------------------------------
Town Line Plaza( 2)                                            100.0% 163,159  43,197   206,356 100.00%  96.05%  99.17%
                                                                      --------------------------------------------------

Massachusetts
------------------------------------------------------------
Methuen Shopping Center                                        100.0% 120,004  10,017   130,021 100.00% 100.00% 100.00%
Crescent Plaza                                                 100.0% 156,985  61,156   218,141 100.00%  95.71%  98.80%
                                                                      --------------------------------------------------
                   Total - Massachusetts                              276,989  71,173   348,162 100.00%  96.31%  99.25%
                                                                      --------------------------------------------------

New York
------------------------------------------------------------
New Loudon Center                                              100.0% 251,211   4,615   255,826 100.00% 100.00% 100.00%
                                                                      --------------------------------------------------

Rhode Island
------------------------------------------------------------
Walnut Hill Plaza                                              100.0% 121,892 162,825   284,717 100.00%  80.78%  89.01%
                                                                      --------------------------------------------------

Vermont
------------------------------------------------------------
The Gateway Shopping Center                                    100.0%  73,184  28,600   101,784 100.00%  84.38%  95.61%
                                                                      --------------------------------------------------

                     Total - New England Region                       886,435 310,410 1,196,845 100.00%  87.08%  96.65%
                                                                      --------------------------------------------------


                                                                                                   Annualized Base Rent
                                                                        Annualized Base Rent       per Occupied Square
                                                                                                            Foot
                                                                 -------------------------------------------------------
                                                                   Anchors     Shops      Total    Anchors Shops  Total
                                                                 -------------------------------------------------------
CORE PROPERTIES:

                        New York Region
----------------------------------------------------------------

Connecticut
----------------------------------------------------------------
239 Greenwich Avenue( 1)                                          $1,397,621         $- $1,397,621  $83.02     $- $83.02
                                                                 -------------------------------------------------------

New Jersey
----------------------------------------------------------------
Elmwood Park Shopping Center                                       1,390,460  2,086,578  3,477,038   22.21  24.02  23.26
A & P Shopping Plaza                                                 900,000    352,985  1,252,985   18.20  26.25  19.92
                                                                 -------------------------------------------------------
                       Total - New Jersey                          2,290,460  2,439,563  4,730,023   20.44  24.32  22.27
                                                                 -------------------------------------------------------

New York
----------------------------------------------------------------
Village Commons Shopping Center                                      274,125  2,031,307  2,305,432   17.00  29.22  26.92
Branch Plaza                                                       1,111,040  1,367,744  2,478,784   15.00  27.33  19.98
Amboy Road                                                         1,012,015    525,936  1,537,951   21.55  40.07  25.59
Bartow Avenue                                                              -    401,429    401,429       -  31.51  31.51
Pacesetter Park Shopping Center                                      372,562    737,915  1,110,477    7.16  19.27  12.29
2914 Third Avenue                                                    700,000          -    700,000   20.90      -  20.90
West Shore Expressway                                              1,265,000          -  1,265,000   23.00      -  23.00
West 54th Street                                                   1,349,821  1,319,732  2,669,553  320.55 336.15 328.07
Crossroads Shopping Center                                         2,266,536  3,791,355  6,057,891   11.32  37.84  20.17
                                                                 -------------------------------------------------------
                        Total - New York                           8,351,099 10,175,418 18,526,517   17.32  35.35  24.06
                                                                 -------------------------------------------------------

                    Total - New York Region                       12,039,180 12,614,981 24,654,161   19.70  32.50  24.67
                                                                 -------------------------------------------------------


                          New England
----------------------------------------------------------------

Connecticut
----------------------------------------------------------------
Town Line Plaza( 2)                                                  937,000    693,354  1,630,354   14.23  16.71  15.19
                                                                 -------------------------------------------------------

Massachusetts
----------------------------------------------------------------
Methuen Shopping Center                                              736,464    222,225    958,689    6.14  22.18   7.37
Crescent Plaza                                                     1,119,086    632,884  1,751,970    7.13  10.81   8.13
                                                                 -------------------------------------------------------
                     Total - Massachusetts                         1,855,550    855,109  2,710,659    6.70  12.47   7.84
                                                                 -------------------------------------------------------

New York
----------------------------------------------------------------
New Loudon Center                                                  1,600,486    113,178  1,713,664    6.37  24.52   6.70
                                                                 -------------------------------------------------------

Rhode Island
----------------------------------------------------------------
Walnut Hill Plaza                                                    935,920  1,373,706  2,309,626    7.68  10.44   9.11
                                                                 -------------------------------------------------------

Vermont
----------------------------------------------------------------
The Gateway Shopping Center                                        1,317,312    485,588  1,802,900   18.00  20.12  18.53
                                                                 -------------------------------------------------------

                    Total - New England Region                     6,646,268  3,520,935 10,167,203    8.42  13.03   9.60
                                                                   -----------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                                                                      Gross Leasable               Occupancy
                                                                            Area
                                                                      --------------------------------------------------
                                                                      Anchors  Shops    Total   Anchors  Shops   Total
                                                                      --------------------------------------------------
CORE PROPERTIES (continued):                             Acadia's
                                                         interest
                                                         --------
                        Midwest
--------------------------------------------------------
Illinois
--------------------------------------------------------
Hobson West Plaza                                          100.0%    51,692    47,216    98,908 100.00%  95.22%  97.72%
Clark Diversey                                             100.0%         -    19,265    19,265       - 100.00% 100.00%
                                                                  ------------------------------------------------------
                    Total - Illinois                                 51,692    66,481   118,173 100.00%  96.61%  98.09%
                                                                  ------------------------------------------------------

Indiana
--------------------------------------------------------
Merrillville Plaza                                         100.0%   145,778    89,907   235,685 100.00%  90.37%  96.33%

Michigan
--------------------------------------------------------
Bloomfield Towne Square                                    100.0%   152,944    79,237   232,181  99.03%  95.50%  97.83%

Ohio
--------------------------------------------------------
Mad River Station (1)                                      100.0%    68,296    87,542   155,838 100.00%  66.57%  81.22%
                                                                  ------------------------------------------------------

                 Total - Midwest Region                             418,710   323,167   741,877  99.65%  86.46%  93.90%
                                                                  ------------------------------------------------------

                      Mid-Atlantic
--------------------------------------------------------

New Jersey
--------------------------------------------------------
Marketplace of Absecon                                     100.0%    58,031    47,104   105,135 100.00%  89.51%  95.30%
Ledgewood Mall                                             100.0%   370,969   146,182   517,151 100.00%  61.00%  88.98%
                                                                  ------------------------------------------------------
                   Total - New Jersey                               429,000   193,286   622,286 100.00%  67.95%  90.04%
                                                                  ------------------------------------------------------

Delaware
--------------------------------------------------------
Brandywine Town Center                                      22.2%   830,659    44,249   874,908  98.25%  98.94%  98.28%
Market Square Shopping Center                               22.2%    38,850    63,812   102,662 100.00%  82.53%  89.14%
Naamans Road - Core                                         22.2%         -    19,970    19,970   0.00% 100.00% 100.00%
                                                                  ------------------------------------------------------
                    Total - Delaware                                869,509   128,031   997,540  98.33%  90.93%  97.38%
                                                                  ------------------------------------------------------

Pennsylvania
--------------------------------------------------------
Blackman Plaza                                             100.0%   112,051    13,213   125,264 100.00%  28.97%  92.51%
Mark Plaza                                                 100.0%   157,595    58,806   216,401 100.00%  74.32%  93.02%
Plaza 422                                                  100.0%   132,845    22,304   155,149  78.47%  13.45%  69.12%
Route 6 Plaza                                              100.0%   146,498    29,007   175,505 100.00% 100.00% 100.00%
Chestnut Hill (2)                                          100.0%    31,420     9,150    40,570 100.00% 100.00% 100.00%
Abington Towne Center (3)                                  100.0%   184,616    31,739   216,355 100.00%  94.75%  99.23%
                                                                  ------------------------------------------------------
                  Total - Pennsylvania                              765,025   164,219   929,244  96.26%  72.32%  92.03%
                                                                  ------------------------------------------------------

                   Total - Mid-Atlantic Region                    2,063,534   485,536 2,549,070  97.91%  75.49%  93.64%
                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------

                Total - Core Properties                           3,979,669 1,539,709 5,519,378  98.88%  84.72%  94.93%

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------
                    Total - Core Properties -
            weighted based on ownership interest (4)              3,177,279 1,378,423 4,555,701  98.95%  83.96%  94.42%

                                                                  ------------------------------------------------------

                                                                                                   Annualized Base Rent
                                                                        Annualized Base Rent       per Occupied Square
                                                                                                            Foot
                                                                 -------------------------------------------------------
                                                                   Anchors     Shops      Total    Anchors Shops  Total
                                                                 -------------------------------------------------------
CORE PROPERTIES (continued):

                           Midwest
--------------------------------------------------------------
Illinois
--------------------------------------------------------------
Hobson West Plaza                                                  $225,436  $1,040,861  $1,266,297  $4.36 $23.15 $13.10
Clark Diversey                                                            -     803,866     803,866      -  41.73  41.73
                                                               ---------------------------------------------------------
                       Total - Illinois                             225,436   1,844,727   2,070,163   4.36  28.72  17.86
                                                               ---------------------------------------------------------

Indiana
--------------------------------------------------------------
Merrillville Plaza                                                1,501,049   1,331,154   2,832,203  10.30  16.38  12.48

Michigan
--------------------------------------------------------------
Bloomfield Towne Square                                           1,488,801   1,463,230   2,952,031   9.83  19.34  13.00

Ohio
--------------------------------------------------------------
Mad River Station (1)                                               802,719     798,242   1,600,961  11.75  13.70  12.65
                                                               ---------------------------------------------------------

                    Total - Midwest Region                        4,018,005   5,437,353   9,455,358   9.63  19.46  13.57
                                                               ---------------------------------------------------------

                         Mid-Atlantic
--------------------------------------------------------------

New Jersey
--------------------------------------------------------------
Marketplace of Absecon                                              984,014     639,845   1,623,859  16.96  15.18  16.21
Ledgewood Mall                                                    2,997,859   1,216,378   4,214,237   8.08  13.64   9.16
                                                               ---------------------------------------------------------
                      Total - New Jersey                          3,981,873   1,856,223   5,838,096   9.28  14.13  10.42
                                                               ---------------------------------------------------------

Delaware
--------------------------------------------------------------
Brandywine Town Center                                           12,237,376     801,553  13,038,928  14.99  18.31  15.16
Market Square Shopping Center                                       561,516   1,469,557   2,031,073  14.45  27.90  22.19
Naamans Road - Core                                                       -     880,287     880,287      -  44.08  44.08
                                                               ---------------------------------------------------------
                       Total - Delaware                          12,798,892   3,151,397  15,950,288  14.97  27.07  16.42
                                                               ---------------------------------------------------------

Pennsylvania
--------------------------------------------------------------
Blackman Plaza                                                      268,519      20,400     288,919   2.40   5.33   2.49
Mark Plaza                                                          652,095     351,683   1,003,778   4.14   8.05   4.99
Plaza 422                                                           407,520      36,500     444,020   3.91  12.17   4.14
Route 6 Plaza                                                       806,351     318,580   1,124,931   5.50  10.98   6.41
Chestnut Hill (2)                                                   992,344     300,028   1,292,372  31.58  32.79  31.86
Abington Towne Center (3)                                           270,000     697,141     967,141  10.00  23.18  16.95
                                                               ---------------------------------------------------------
                     Total - Pennsylvania                         3,396,829   1,724,332   5,121,161   5.87  14.52   7.34
                                                               ---------------------------------------------------------

                  Total - Mid-Atlantic Region                    20,177,594   6,731,952  26,909,545  10.83  18.37  12.07
                                                                --------------------------------------------------------

                                                               ---------------------------------------------------------

                   Total - Core Properties                      $42,881,047 $28,305,221 $71,186,267 $11.65 $21.70 $14.28

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
                   Total - Core Properties -
            weighted based on ownership interest (4)            $31,060,730 $23,779,279 $54,840,009  $9.88 $20.55 $12.75
                                                               ---------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2)  This consists of two separate buildings.

(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(4)  Weighted based on Acadia's ownership interest in the properties.

                                                                      Gross Leasable               Occupancy
                                                                            Area
                                                                      --------------------------------------------------
                                                                      Anchors  Shops    Total   Anchors  Shops   Total
                                                                      --------------------------------------------------
OPPORTUNITY FUND PROPERTIES:                             Acadia's
                                                         interest
                                                         --------
                   FUND I Properties
--------------------------------------------------------
Ohio
--------------------------------------------------------
Granville Centre                                            37.8%    90,047    44,950   134,997  38.81%  46.74%  41.45%
                                                                  ------------------------------------------------------
                 Total - Midwest Region                              90,047    44,950   134,997  38.81%  46.74%  41.45%
                                                                  ------------------------------------------------------

Virginia
--------------------------------------------------------
Haygood Shopping Center (1)                                 18.9%    95,303    83,230   178,533 100.00%  84.21%  92.64%
                                                                  ------------------------------------------------------
                   Total - Mid-Atlantic Region                       95,303    83,230   178,533 100.00%  84.21%  92.64%
                                                                  ------------------------------------------------------

New York
--------------------------------------------------------
Tarrytown Shopping Center                                   37.8%    15,497    19,794    35,291 100.00%  73.44%  85.10%
                                                                  ------------------------------------------------------
                Total - New York Region                              15,497    19,794    35,291 100.00%  73.44%  85.10%
                                                                  ------------------------------------------------------

                    Various Regions
--------------------------------------------------------
Kroger/Safeway Portfilio (2)                                28.3% 1,018,100         - 1,018,100 100.00%       - 100.00%
                                                                  ------------------------------------------------------

               Total - Fund I Properties                          1,218,947   147,974 1,366,921  95.48%  71.39%  92.87%
                                                                  ------------------------------------------------------


                   FUND II Properties
--------------------------------------------------------
Illinois
--------------------------------------------------------
Oakbrook                                                    20.0%   112,000         -   112,000 100.00%       - 100.00%
                                                                  ------------------------------------------------------
                 Total - Midwest Region                             112,000         -   112,000 100.00%       - 100.00%
                                                                  ------------------------------------------------------

New York
--------------------------------------------------------
Liberty Avenue                                              19.2%    10,880     6,208    17,088 100.00% 100.00% 100.00%
216th Street                                                19.2%    60,000         -    60,000 100.00%       - 100.00%
                                                                  ------------------------------------------------------
                Total - New York Region                              70,880     6,208    77,088 100.00% 100.00% 100.00%
                                                                  ------------------------------------------------------

               Total - Fund II Properties                           182,880     6,208   189,088 100.00% 100.00% 100.00%
                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------

Total - Opportunity Fund Operating Properties                     1,401,827   154,182 1,556,009  96.07%  72.54%  93.74%

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------
Core & Opportunity Fund - Operating Properties weighted based on
 ownership interest                                               3,559,662 1,419,806 4,979,467  98.48%  83.48%  94.21%
                                                                  ------------------------------------------------------

REDEVELOPMENT PROPERTIES
------------------------------------------------------------------------------------------------------------------------
Sterling Heights Shopping Center - Fund I (1)               18.9%    90,400    64,435   154,835 100.00%  25.14%  68.85%
Hitchcock Plaza - Fund I (3)                                 7.6%   146,507    70,754   217,261  89.19%  65.18%  81.37%
400 East Fordham Road - Fund II                             19.2%         -         -         -       -       -       -
Pelham Manor Shopping Plaza - Fund II                       19.2%         -         -         -       -       -       -
Sherman Avenue at Broadway - Fund II                        19.2%         -         -         -       -       -       -
CityPoint - Fund II (4)                                      4.9%         -         -         -       -       -       -
Atlantic Ave.- Fund II                                      20.0%         -         -         -       -       -       -
Canarsie Plaza - Fund II                                    19.2%         -         -         -       -       -       -
Westport - Fund III                                         20.0%         -         -         -       -       -       -
Sheepshead Bay - Fund III                                   19.2%         -         -         -       -       -       -
161st Street - Fund II                                      19.2%   137,334    86,187   223,521 100.00%  66.57%  87.11%

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------

Total - Redevelopment Properties                                    374,241   221,376   595,617  95.77%  54.07%  80.27%

                                                                  ------------------------------------------------------


                                                                                                   Annualized Base Rent
                                                                        Annualized Base Rent       per Occupied Square
                                                                                                            Foot
                                                                 -------------------------------------------------------
                                                                   Anchors     Shops      Total    Anchors Shops  Total
                                                                 -------------------------------------------------------
OPPORTUNITY FUND PROPERTIES:

                       FUND I Properties
----------------------------------------------------------------
Ohio
----------------------------------------------------------------
Granville Centre                                                    450,336     212,750     663,086  12.88  10.13  11.85
                                                                 -------------------------------------------------------
                     Total - Midwest Region                         450,336     212,750     663,086  12.89  10.12  11.85
                                                                 -------------------------------------------------------

Virginia
----------------------------------------------------------------
Haygood Shopping Center (1)                                         636,207   1,131,322   1,767,529   6.68  16.14  10.69
                                                                 -------------------------------------------------------
                  Total - Mid-Atlantic Region                       636,207   1,131,322   1,767,529   6.68  16.14  10.69
                                                                --------------------------------------------------------

New York
----------------------------------------------------------------
Tarrytown Shopping Center                                           475,000     442,164     917,164  30.65  30.42  30.54
                                                                 -------------------------------------------------------
                    Total - New York Region                         475,000     442,164     917,164  30.65  30.42  30.54
                                                                 -------------------------------------------------------

                        Various Regions
----------------------------------------------------------------
Kroger/Safeway Portfilio (2)                                      7,362,811           -   7,362,811   7.23      -   7.23
                                                                 -------------------------------------------------------

                   Total - Fund I Properties                      8,924,354   1,786,236  10,710,590   7.67  16.91   8.44
                                                                 -------------------------------------------------------


                       FUND II Properties
----------------------------------------------------------------
Illinois
----------------------------------------------------------------
Oakbrook                                                            825,000           -     825,000   7.37      -   7.37
                                                                 -------------------------------------------------------
                     Total - Midwest Region                         825,000           -     825,000   7.37      -   7.37
                                                                 -------------------------------------------------------

New York
----------------------------------------------------------------
Liberty Avenue                                                      394,944     217,901     612,845  36.30  35.10  35.86
216th Street                                                      2,340,000     225,000   2,565,000  39.00      -  42.75
                                                                 -------------------------------------------------------
                    Total - New York Region                       2,734,944     442,901   3,177,845  38.59  71.34  41.22
                                                                 -------------------------------------------------------

                   Total - Fund II Properties                     3,559,944     442,901   4,002,845  19.47  71.34  21.17
                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------

Total - Opportunity Fund Operating Properties                   $12,484,298  $2,229,137 $14,713,435  $9.27 $19.93 $10.09

                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------
Core & Opportunity Fund - Operating Properties weighted based on
 ownership interest                                             $34,306,953 $24,325,492 $58,632,445  $9.79 $20.52 $12.50

                                                                 -------------------------------------------------------

REDEVELOPMENT PROPERTIES
------------------------------------------------------------------------------------------------------------------------
Sterling Heights Shopping Center - Fund I (1)                      $526,600    $114,619    $641,219  $5.83  $7.08  $6.02
Hitchcock Plaza - Fund I (3)                                        740,310     646,632   1,386,942   5.67  14.02   7.85
400 East Fordham Road - Fund II                                           -           -           -      -      -      -
Pelham Manor Shopping Plaza - Fund II                                     -           -           -      -      -      -
Sherman Avenue at Broadway - Fund II                                      -           -           -      -      -      -
CityPoint - Fund II (4)                                                   -           -           -      -      -      -
Atlantic Ave.- Fund II                                                    -           -           -      -      -      -
Canarsie Plaza - Fund II                                                  -           -           -      -      -      -
Westport - Fund III                                                       -           -           -      -      -      -
Sheepshead Bay - Fund III                                                 -           -           -      -      -      -
161st Street - Fund II                                            3,337,222   1,193,501   4,530,723  24.30  20.80  23.27

                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------

Total - Redevelopment Properties                                 $4,604,132  $1,954,752  $6,558,884 $12.85 $16.33 $13.72

                                                                 -------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) Fund I has a 50% interest in these properties.
(2) Fund I portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

Storage Post Properties
Location           Square
                    Feet
----------------------------

New York:
Bruckner Blvd
 (Bronx)             115,000
Fordham Road
 (Bronx)             102,000
Webster Ave
 (Bronx)              51,000
Lawrence             135,000
Long Island City
 (Queens)            210,000
New Rochelle
 (Westchester)        65,000
Ridgewood
 (Queens)            125,000
Suffern              103,000
Yonkers
 (Westchester)       125,000

New Jersey:
Jersey City           99,000
Linden               105,000
                  ----------
Total Storage
 Post              1,235,000
                  ==========

----------------------------

----------------------------
Acadia properties with a
 self storage component
Location           Square
                    Feet
----------------------------

Liberty (Queens)      98,500
Canarsie
 (Brooklyn)           91,540
Atlantic Ave.
 (Brooklyn)          114,480
Pelham Manor
 (Westchester)        89,076
                  ----------
Total Acadia         393,596
                  ==========

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007


                    Cash (2) GAAP (3)  Cash (2) GAAP (3)  Cash (2)GAAP (3) Cash (2) GAAP (3)  Cash (2)GAAP (3)
                       Year-to-Date      3 months ended    3 months ended    3 months ended    3 months ended   Year ended
 New and Renewal    December 31, 2007  December 31, 2007   September 30,     June 30, 2007     March 31, 2007  December 31,
  Rent Spreads (1)                                              2007                                                2006
------------------- ------------------ ------------------ ---------------- ------------------ ---------------- -------------

 New leases
 Number of new
  leases commencing       23       23         4        4        5       5         6        6        8       8        18
 GLA                 101,019  101,019    29,228   29,228   38,886  38,886    17,234   17,234   15,671  15,671    73,273
 New base rent      $  19.25 $  20.77  $  12.42 $  12.89  $ 18.35 $ 19.97  $  25.94 $  27.96  $ 26.84 $ 29.53  $  15.30
 Previous base rent
  (and percentage
  rent)             $  12.99 $  12.79  $   7.70 $   7.46  $ 10.74 $ 10.27  $  15.81 $  15.99  $ 25.33 $ 25.49  $  11.19
 Percentage growth
  in base rent          48.2%    62.3%     61.3%    72.8%    70.9%   94.4%     64.1%    74.9%     6.0%   15.8%     36.7%
 Average cost per
  square foot       $  20.63 $  20.63  $   5.06 $   5.06  $ 27.62 $ 27.62  $  40.13 $  40.13  $ 10.85 $ 10.85  $  13.52

 Renewal leases
 Number of renewal
  leases commencing       43       43         6        6       11      11         9        9       17      17        47
 GLA expiring        348,505  348,505    82,048   82,048   47,434  47,434   119,549  119,549   99,474  99,474   287,107
 Renewal percentage       75%      75%       89%      89%      78%     78%       57%      57%      84%     84%       71%
 New base rent      $  12.23 $  12.51  $   7.83 $   7.83  $ 16.43 $ 16.97  $  10.67 $  10.99  $ 15.48 $ 15.85  $  15.25
 Expiring base rent
  (and percentage
  rent)             $  11.34 $  11.06  $   7.38 $   7.29  $ 15.10 $ 14.80  $  10.19 $   9.70  $ 14.07 $ 13.79  $  13.60
 Percentage growth
  in base rent           7.8%    13.1%      6.1%     7.4%     8.8%   14.7%      4.7%    13.3%    10.0%   14.9%     12.2%
 Average cost per
  square foot       $   0.00 $   0.00  $   0.00 $   0.00  $  0.00 $  0.00  $   0.00 $   0.00  $  0.00 $  0.00  $   0.00

 Total new and
  renewal Leases
 Number of new and
  renewal leases
  commencing              66       66        10       10       16      16        15       15       25      25        65
 GLA commencing      363,175  363,175   102,251  102,251   75,885  75,885    85,377   85,377   99,663  99,663   277,032
 New base rent      $  14.18 $  14.81  $   9.14 $   9.28  $ 17.41 $ 18.51  $  13.75 $  14.42  $ 17.27 $ 18.00  $  15.27
 Expiring base rent
  (and percentage
  rent)             $  11.80 $  11.54  $   7.47 $   7.34  $ 12.87 $ 12.48  $  11.32 $  10.97  $ 15.84 $ 15.63  $  12.96
 Percentage growth
  in base rent          20.2%    28.3%     22.4%    26.4%    35.4%   48.3%     21.4%    31.4%     9.0%   15.2%     17.8%
 Average cost per
  square foot       $   5.74 $   5.74  $   1.45 $   1.45  $ 14.15 $ 14.15  $   8.10 $   8.10  $  1.71 $  1.71  $   3.57
                    ------------------ ------------------ ---------------- ------------------ ----------------

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

(3)  Rents are calculated on a straight-line basis.

                                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                                         December 31, 2007

                               Top Tenants - Ranked by Annualized Base Rent
-----------------------------------------------------------------------------------------------------------
                 (Combined basis - Includes pro-rata share of GLA and rent for JV properties)


                                                                Core Portfolio                       Opportunity Funds (2)
                                                             --------------------------------------- ---------------------
                                                                 Wholly Owned       Joint Ventures
                                                             --------------------- -----------------
                                                  Number of
                                 Retail           stores in    Total   Annualized  Total  Annualized  Total  Annualized
                                                                           Base              Base               Base
       Ranking                   Tenant           combined      GLA     Rent (1)    GLA    Rent (1)    GLA    Rent (1)
                                                   portfolio
---------------------- -------------------------------------------------------------------------------------------------

          1            A&P (Waldbaum's)                    5   197,502 $ 3,521,744 18,722   $246,960       -          -
                         --
                          A&P/Waldbaum's/Pathmark          5   197,502   3,521,744 18,722    246,960       -          -

          2            Albertson's                         4   220,625   3,012,896      -          -       -          -
                         -- Shaw's                         3   175,801   2,358,192      -          -       -          -
                         -- Acme                           1    44,824     654,704      -          -       -          -

          3            T.J. Maxx                           8   230,627   1,765,051  6,972     88,189       -          -
                         -- T.J. Maxx                      4    88,200     726,300  6,972     88,189       -          -
                         -- Marshalls                      3   102,781     731,494      -          -       -          -
                         -- Homegoods                      1    39,646     307,257      -          -       -          -

          4            Sears                               5   390,270   1,355,279 49,355    277,463       -          -
                         -- Kmart                          4   329,570   1,097,279 49,355    277,463       -          -
                         -- Sears                          1    60,700     258,000      -          -       -          -

          5            Wal-Mart                            2   210,114   1,515,409      -          -       -          -

          6            Ahold                               2   117,911   1,299,264      -          -       -          -
                         -- Stop and Shop                  2   117,911   1,299,264      -          -       -          -

          7            Home Depot                          2   211,003   1,009,646      -          -       -          -

          8            Circuit City                        2    59,278     949,921      -          -       -          -

          9            Price Chopper                       1    77,450     804,059      -          -       -          -

          10           Restoration Hardware                1     9,220     780,864      -          -       -          -

          11           Kroger( 5)                         12         -           -      -          - 156,069  1,046,225
          12           Safeway (6)                        13         -           -      -          - 132,409  1,040,028
          13           Sleepy's                            5    35,745     683,429      -          -       -          -
                       Federated Department
          14            Stores (Macy's)                    1    73,349     651,245      -          -       -          -
          15           Walgreens                           2    14,837     435,000                     5,855    179,455
          16           CVS                                 4    28,600     482,939      -          -   2,176     78,989
          17           Payless Shoesource                  9    26,225     488,090  1,514     52,994     952     10,473
          18           Limited Brands - Express            1    12,882     510,344      -          -       -          -
          19           JC Penney                           1    50,000     495,000      -          -       -          -
          20           Border's                            1    18,538     482,000      -          -       -          -
                                                  ---------- --------- ----------- ------ ---------- ------- ----------

                                 Total                    81 1,984,176 $20,242,180 76,563   $665,606 297,461  2,355,170
                                                  ========== ========= =========== ====== ========== ======= ==========

                               Percentage of Total
              Combined        Represented by Retail
                                      Tenant
        --------------------- ----------------------
                                                                 Average
                                                                  Gross
          Total   Annualized    Total    Annualized   Average   Occupancy
                      Base                   Base
Ranking    GLA     Rent (1)   Portfolio   Rent (3)   Sales (per  Cost (4)
                                GLA( 3)               sq. ft.)
------- ------------------------------------------------------------------

   1      216,224 $ 3,768,704       4.7%        6.7%
          216,224   3,768,704       4.7%        6.7%       351        5.8%

   2      220,625   3,012,896       4.8%        5.3%
          175,801   2,358,192       3.8%        4.2%       416        3.1%
           44,824     654,704       1.0%        1.2%       270        7.3%

   3      237,599   1,853,240       5.1%        3.3%
           95,172     814,489       2.1%        1.4%       274        4.1%
          102,781     731,494       2.2%        1.3%       188        6.0%
           39,646     307,257       0.9%        0.5%       153        6.3%

   4      439,625   1,632,742       9.5%        2.9%
          378,925   1,374,742       8.2%        2.4%       198        4.0%
           60,700     258,000       1.3%        0.5%       215        2.8%

   5      210,114   1,515,409       4.5%        2.7%       293        3.6%

   6      117,911   1,299,264       2.5%        2.3%
          117,911   1,299,264       2.5%        2.3%       353        3.6%

   7      211,003   1,009,646       4.6%        1.8%         -          -

   8       59,278     949,921       1.3%        1.7%         -          -

   9       77,450     804,059       1.7%        1.4%       674        1.9%

  10        9,220     780,864       0.2%        1.4%       495       16.6%

  11      156,069   1,046,225       3.4%        1.9%         -          -
  12      132,409   1,040,028       2.9%        1.8%         -          -
  13       35,745     683,429       0.8%        1.2%         -          -
  14       73,349     651,245       1.6%        1.2%       210        6.7%
  15       20,692     614,455       0.4%        1.1%       210        6.7%
  16       30,776     561,928       0.7%        1.0%       495        4.4%
  17       28,691     551,557       0.6%        1.0%         -          -
  18       12,882     510,344       0.3%        0.9%         -          -
  19       50,000     495,000       1.1%        0.9%       206        6.5%
                                                     ---------  ----------
  20       18,538     482,000       0.4%        0.9%
        --------- ----------- ---------- -----------

        2,358,200 $23,262,956      50.9%       41.2%
        ========= =========== ========== ===========


(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I and II. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

                Anchor Detail
       --------------------------------

---------------------------------------------------------------------------------------------------
                                                               Annual    Annual
             Property/Tenant Name        Square     Lease       Base      Base
               (Type of Center)          Footage  Expiration    Rent     Rent PSF     Options
---------------------------------------------------------------------------------------------------
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Core Portfilio
---------------------------------------
New York Region
---------------------------------------
 Connecticut
 --------------------------------------
  239 Greenwich Ave., Greenwich
       Coach                                4,541  1/31/2016     356,469  78.50 (1) 5 Year
       Restoration Hardware                12,293  9/30/2014   1,041,152  84.69 (2) 5 Years
                                        ---------            ------------------
                Property total             16,834              1,397,621  83.02
                                        ---------            ------------------
 New Jersey
 --------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
       Walgreens                           14,837  5/31/2022     435,000  29.32 (8) 5 Year
       Pathmark                            47,773 11/30/2017     955,460  20.00 (7) 5 Year
                                        ---------            ------------------
                Property total             62,610              1,390,460  22.21
                                        ---------            ------------------

  A&P Shopping Plaza
       A&P                                 49,463 10/26/2024     900,000  18.20 (9) 5 Year
                                        ---------            ------------------
                Property total             49,463                900,000  18.20
                                        ---------            ------------------

 New York
 --------------------------------------
  Village Commons Shopping Center
       Daffy's                             16,125   1/7/2008     274,125  17.00 (4) 5 Year
                                        ---------            ------------------
                Property total             16,125                274,125  17.00
                                        ---------            ------------------

  Branch Plaza
       CVS                                 11,050  5/31/2010     190,076  17.20  -
       A&P                                 63,000 11/30/2013     920,964  14.62 (3) 5 Year
                                        ---------            ------------------
               Property Total:             74,050              1,111,040  15.00
                                        ---------            ------------------
  Amboy Shopping Center
       Waldbaum's                          37,266   7/6/2028     745,320  20.00  -
       Duane Reed                           9,698  8/31/2008     266,695  27.50 (2) 5 Year
                                        ---------            ------------------
                Property total             46,964              1,012,015  21.55
                                        ---------            ------------------
  Pacesetter Park Shopping Center, Pomona
       Stop & Shop                         52,052  8/31/2020     372,562   7.16 (2) 10 Year
                                        ---------            ------------------
                Property total             52,052                372,562   7.16
                                        ---------            ------------------
  2914 Third Avenue
       Dr. J's                             33,500  1/31/2021     700,000  20.90
                                        ---------            ------------------
                Property total             33,500                700,000  20.90
                                        ---------            ------------------

  LA Fitness, Staten Island
       LA Fitness                          55,000  1/31/2021   1,265,000  23.00
                                        ---------            ------------------
                                           55,000              1,265,000  23.00
                                        ---------            ------------------

  West 54th Street
       Stage Deli                           4,211  4/30/2011   1,349,821 320.55
                                        ---------            ------------------
                                            4,211              1,349,821 320.55
                                        ---------            ------------------

  Crossroads Shopping Center, White Plains (49% jv)
       Kmart                              100,725  1/31/2012     566,250  $5.62 (4) 5 Year
       Waldbaum's                          38,208 12/31/2007     504,000  13.19 (5) 5 Year
       B. Dalton (Barnes & Noble)          12,430  5/28/2012     397,760  32.00 (2) 5 Year
       Pier 1                               8,818  2/29/2012     282,176  32.00  -
       Pay Half                            15,000 12/31/2007     322,600  21.51  -
       Modell's                            25,000  2/28/2009     193,750   7.75 (2) 5 Year
                                        ---------            ------------------
                Property total            200,181              2,266,536  11.32
                                        ---------            ------------------

            Total: New York Region        610,990             12,039,180  19.70
                                        ---------            ------------------

Retail Anchor Properties- Core Portfolio (continued)
------------------------------------------------------------

New England
---------------------------------------
 Connecticut
 --------------------------------------
  Town Line Plaza, Rocky Hill
       Wal*Mart( 1)                        97,300          -          $-     $- REA Agreement
       Super Stop & Shop                   65,859 11/30/2023     937,000  14.23 (8) 5 Year
                                        ---------            ------------------
                Property total            163,159                937,000  14.23
                                        ---------            ------------------
       (1) This space is contiguous to the Company's property and is not owned by the Company.

 Massachusetts
 --------------------------------------
  Methuen Shopping Center, Methuen
       Demoulas Super Markets              30,460  1/31/2015     109,656   3.60 (1) 5 Year
       Wal*Mart                            89,544  1/31/2012     626,808   7.00 (8) 5 Year
                                        ---------            ------------------
                Property total            120,004                736,464   6.14
                                        ---------            ------------------

  Crescent Plaza, Brockton
       Home Depot                         106,760 10/31/2021     602,126   5.64 (7) 5 Year
       Shaw's (Albertsons)                 50,225 12/31/2012     516,960  10.29 (6) 5 Year
                                        ---------            ------------------
                Property total            156,985              1,119,086   7.13
                                        ---------            ------------------

 New York
 --------------------------------------
  New Loudon Center, Latham
       Bon Ton                             65,365   2/1/2014     261,460   4.00 (4) 5 Year
       Marshalls                           37,212  1/31/2014     158,151   4.25 (3) 5 Year
       Price Chopper                       77,450  5/31/2015     804,058  10.38 (4) 5 Year
       A.C. Moore                          21,520  4/30/2009     221,226  10.28 (3) 5 Year
       Raymours Furniture Co               49,664  4/30/2019     155,591   3.13 (3) 5 Year
                                        ---------            ------------------
                Property total            251,211              1,600,486   6.37
                                        ---------            ------------------

 Rhode Island
 --------------------------------------
  Walnut Hill Plaza, Woonsocket
       Sears                               60,700  8/31/2008     258,000   4.25 (5) 5 Year
       CVS                                  8,800  1/31/2009     154,000  17.50 (1) 5 Year
       Shaw's (Albertsons)                 52,392 12/31/2013     523,920  10.00 (3) 5 Year
                                        ---------            ------------------
                Property total            121,892                935,920   7.68
                                        ---------            ------------------

 Vermont
 --------------------------------------
  Gateway Shopping Center
       Shaw's (Albertsons)                                                      (5) 5 Yr. & (1) 4
                                           73,184  3/31/2024   1,317,312  18.00  Yr.
                                        ---------            ------------------
                Property total             73,184              1,317,312  18.00
                                        ---------            ------------------

             Total : New England          886,435              6,646,268   8.42
                                        ---------            ------------------
Midwest
-------
 Illinois
 --------------------------------------
  Hobson West Plaza, Naperville
       Bobak's Market and Restaurant       51,692 11/30/2007     225,436   4.36 (4) 5 Year
                                        ---------            ------------------
                Property total             51,692                225,436   4.36
                                        ---------            ------------------
 Indiana
 --------------------------------------
  Merrillville Plaza, Merrillville
       K & G Fashion Superstore            22,012 10/15/2017     269,647  12.25 (2) 5 Year
       JC Penney                           50,000  1/31/2008     495,000   9.90 (2) 5 Year
       Officemax                           26,157  7/31/2008     222,335   8.50 (4) 5 Year
       Pier I                               9,143  1/31/2009     128,002  14.00  -
       David's Bridal                      13,266 11/19/2010     190,765  14.38 (2) 5 Year
       TJ Maxx                             25,200  1/31/2009     195,300   7.75 (1) 5 Year
                                        ---------            ------------------
                Property total            145,778              1,501,049  10.30
                                        ---------            ------------------


 Michigan
 --------------------------------------
  Bloomfield Town Square, Bloomfield Hills
       Circuit City                        25,984  1/31/2023     500,452  19.26 (3) 5 Year
       HomeGoods                           39,646  5/31/2010     307,257   7.75 (2) 5 Year
       Officemax                           21,500  6/30/2010     193,500   9.00 (3) 5 Year
       Marshalls                           28,324  9/30/2011     226,592   8.00 (3) 5 Year
       TJ Maxx                             36,000  1/31/2009     261,000   7.25 (1) 5 Year
                                        ---------            ------------------
                Property total            151,454              1,488,801   9.85
                                        ---------            ------------------

 Ohio
 ------
  Mad River Station, Dayton
       Babies 'R' Us                       33,147  2/28/2010     260,204   7.85 (2) 5 Year
       Pier I                              10,111  2/28/2010     227,037  22.45  -
       Office Depot                        25,038  8/31/2010     315,478  12.60  -
                                        ---------            ------------------
                Property total             68,296                802,719  11.75
                                        ---------            ------------------

                Total: Midwest            417,220              4,018,005   9.63
                                        ---------            ------------------

Retail Anchor Properties- Core Portfilio (continued)
------------------------------------------------------------
Mid-Atlantic
---------------------------------------
 New Jersey
 --------------------------------------
  Marketplace of Absecon, Absecon
       Eckerd Drug (Brook's)               13,207  8/30/2020     329,310  24.93 (4) 5 Year
       Acme Markets (Albertson)            44,824  4/30/2015     654,704  14.61 (8) 5 Year
                                        ---------            ------------------
                Property total             58,031                984,014  16.96
                                        ---------            ------------------

  Ledgewood Mall, Ledgewood
       Circuit City                        33,294  1/31/2020     449,469  13.50 (4) 5 Year
       Ashley Furniture                    41,806 12/31/2010     212,793   5.09 (2) 5 Year
       Barnes & Noble                      12,500  1/31/2010     224,000  17.92 (5) 5 Year
       Marshalls                           37,245  9/30/2014     346,751   9.31 (4) 5 Year
       The Sports Authority                52,205  5/31/2012     225,000   4.31 (5) 5 Year
       Macy's Department Store                                                  (3) 5 Year
        (Federated)                        73,349  1/31/2010     651,245   8.88
       Wal*Mart                           120,570  3/31/2019     888,601   7.37 (6) 5 Year
                                        ---------            ------------------
                Property total            370,969              2,997,859   8.08
                                        ---------            ------------------

 Delaware
 --------------------------------------
  Brandywine Town Center (Brandywine JV) (22.2% jv)
       Lowe's Home Centers                140,000  8/31/2018   1,925,000  13.75 (6) 5 Year
       Target                             138,000  1/31/2018     800,000   5.80 (4) 10 Year
       Target expansion                    27,716  1/31/2011     304,876  11.00 (1) 2 Year & (10) 35 year
       Access Group                        76,458  5/31/2015   1,578,857  20.65 (2) 5 Year
       Regal Cinemas                       65,641   6/1/2017     861,210  13.12 (4) 5 Year
       Bed, Bath & Beyond                  50,977  1/31/2014     868,426  17.04 (3) 5 Year
       Dick's Sporting Goods               50,000  5/31/2013     700,000  14.00 (3) 5 Year
       Christmas Tree Shops                48,000  1/31/2028     540,000  11.25 (4) 5 Year
       Michaels                            24,876  2/28/2011     572,148  23.00 (3) 5 Year
       Old Navy (The Gap)                  24,631  4/30/2011     617,745  25.08 (1) 5 Year
       Petsmart                            23,963  6/30/2017     479,256  20.00 (5) 5 Year
       Thomasville Furniture               18,893 11/30/2011     485,487  25.70 (10) 1 Year
       World Market                        20,310  1/31/2015     406,200  20.00  -
       Transunion Settlement               43,307  3/31/2013     966,877  22.33 (5) 1 Year
       Drexel Heritage                     16,525 12/31/2016     396,600  24.00 (2) 5 Year
       Lane Home Furnishings               21,827 10/31/2015     409,693  18.77 (3) 5 Year
       MJM Designer                        25,000  9/30/2015     325,000  13.00 (3) 5 Year
                                        ---------            ------------------
                Property total            816,124             12,237,375  14.99
                                        ---------            ------------------

  Market Square Shopping Center (Brandywine JV)
       Trader Joe's                         7,675  1/31/2013     164,629  21.45 (3) 5 Year
       TJ Maxx                             31,175  1/31/2011     396,888  12.73 (1) 5 Year
                                        ---------            ------------------
                Property total             38,850                561,517  14.45
                                        ---------            ------------------

 Pennsylvania
 --------------------------------------

  Blackman Plaza, Wilkes-Barre
       Eckerd Drug (Brook's)                7,095  7/31/2016      63,855   9.00  -
       Kmart                              104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                        ---------            ------------------
                Property total            112,051                268,519   2.40
                                        ---------            ------------------

  Mark Plaza, Edwardsville
       Kmart                              104,956 10/31/2009     204,664   1.95 (8) 5 Year
       Redner's Market                     52,639  5/31/2018     447,431   8.50 (2) 5 Year
                                        ---------            ------------------
                Property total            157,595                652,095   4.14
                                        ---------            ------------------

  Plaza 422, Lebanon
       Home Depot                         104,243 12/31/2028     407,520   3.91 (6) 5 Year
                                        ---------            ------------------
                Property total            104,243                407,520   3.91
                                        ---------            ------------------

  Route 6 Mall, Honesdale
       Eckerd Drugs (Brook's)              11,840  1/31/2011     118,400  10.00 (3) 5 Year
       Fashion Bug                         15,000  1/31/2016           -      -  -
       Kmart                              119,658  4/30/2020     687,951   5.75 (10) 5 Year
                                        ---------            ------------------
                Property total            146,498                806,351   5.50
                                        ---------            ------------------

  Abington Town Center, Abington
       TJ Maxx                             27,000 11/30/2010    $270,000 $10.00 (2) 5 Year
       Target( 1)                                                               Condominium
                                          157,616          -           -      -  Agreement
                                        ---------            ------------------
                Property total            184,616                270,000  10.00
                                        ---------            ------------------

  Chestnut Hill LLC
       Express                             12,882  1/31/2009    $510,344 $39.62
       Borders Books                       18,538  1/31/2010     482,000  26.00 (2) 5 Year
                                        ---------            ------------------
                Property total             31,420                992,344  31.58
                                        ---------            ------------------

             Total : Mid-Atlantic       2,020,397             20,177,594  10.83
                                        ---------            ------------------

Total: Retail Anchor Properties - Core
 Portolio                               3,935,042            $42,881,047 $11.65
                                        =========            ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

Retail Anchor Properties- Opportunity Fund Portfilio
----------------------------------------------------
       Fund I
       ------
Midwest Region
--------------
 Ohio
 ----
  Granville Centre
       Lifestyle Family Fitness, Inc.      34,951  1/31/2017     450,336  12.88 (2) 5 Year
                                        ---------

                Total: Midwest             34,951                450,336  12.88
                                        ---------            ------------------

Mid-Atlantic Region
---------------------------------------
 Virginia
 --------------------------------------
  Haygood Shopping Center
       Marshalls                           30,023  2/28/2017     270,207   9.00   -
       Farm Fresh                          54,000  8/31/2026     337,500   6.25 (15) 5 Year
       Eckerd Drugs (Brook's)              11,280 11/30/2009      28,500   2.53   -
                                        ---------            ------------------
                Property Total             95,303                636,207   6.68
                                        ---------            ------------------

         Total : Mid-Atlantic Region       95,303                636,207   6.68
                                        ---------            ------------------

New York Region
---------------------------------------
 New York
 --------------------------------------
  Tarrytown Centre
       Walgreen's                          15,497  6/30/2080     475,000  30.65   -
                                        ---------            ------------------

           Total : New York Region         15,497                475,000  30.65
                                        ---------            ------------------

Various
---------------------------------------
       Kroger/Safeway                   1,018,100       2009   7,362,811   7.23

           Total: Fund I Properties     1,163,851              8,924,354   7.67
                                        ---------            ------------------

       Fund II
       -------
Midwest Region
--------------
 Illinois
 --------------------------------------
  Acadia Oakbrook
       Neiman Marcus                      112,000 10/31/2011     825,000   7.37 (5) 5 Year
                                        ---------            ------------------

                Total: Midwest            112,000                825,000   7.37
                                        ---------            ------------------

New York Region
---------------------------------------
 New York
 --------------------------------------
  Liberty Avenue
       CVS                                 10,880  1/31/2032     394,944  36.30 (4) 5 Year
                                        ---------            ------------------
                Property Total             10,880                394,944  36.30
                                        ---------            ------------------

  216th Street
       New York Dept of Citywide Admin.                                         (1) 15 Year
        Services                           60,000  9/19/2027   2,340,000  39.00
                                        ---------            ------------------
                Property Total             60,000              2,340,000  39.00
                                        ---------            ------------------

           Total : New York Region         70,880              2,734,944  38.59
                                        ---------            ------------------
                                                                                `
          Total: Fund II Properties       182,880              3,559,944  19.47
                                        ---------            ------------------

Total: Retail Anchor Properties -
 Opportunity Funds                      1,346,731             12,484,298   9.27
                                        ---------            ------------------

Redevelopment Properties
---------------------------------------

Midwest Region
---------------------------------------
 Michigan
 --------------------------------------
  Sterling Heights
       Rite Aid                            20,000  1/31/2026     245,000  12.25 (4) 5 Year
       Burlington Coat Factory             70,400  1/31/2024     281,600   4.00  -
                                        ---------            ------------------
                Property total             90,400                526,600   5.83

            Total : Midwest Region         90,400                526,600   5.83
                                        ---------            ------------------

New York Region
---------------------------------------
 New York
 --------------------------------------
  161st Street
       City of New York                   137,334  7/18/2011   3,337,222  24.30  -
                                        ---------            ------------------
                                          137,334              3,337,222  24.30
                                        ---------            ------------------

           Total : New York Region        137,334              3,337,222  24.30
                                        ---------            ------------------

 Various
 --------------------------------------
  Hitchcock Plaza
       Warehouse Home Furnishing           19,316       2017      86,922   4.50
       Steinmart Inc.                      30,000       2016     190,500   6.35
       Bed, Bath & Beyond                  23,000       2017           -      -
       Ross Dress for Less                 30,039       2017     250,526   8.34
       TJ Maxx                             28,315       2016     212,362   7.50
                                        ---------            ------------------
                Property total            130,670                740,310   5.67
                                        ---------            ------------------
       Total: Redevelopment Properties    358,404             $4,604,132 $12.85
                                        =========            ==================

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007

Anchor Lease Expirations - Next 3 Years
=======================================================-----------------------------
                                   Gross Leased Area        Annualized Base Rent
                                 ---------------------- ----------------------------
                                             Percent                Percent  Average
                                  Square        of                    of       per
     Center           Anchor      footage  all anchors    Amount     all     Sq. Ft.
                                                                    anchors
------------------------------------------------------------------------------------

 Core Portfolio
-----------------

      2008
Village Commons   Daffy's Inc.
 Shopping Center                    16,125   0.44%      $  274,125     0.64%  $17.00
Merrillville      JC Penny Co.
 Plaza                              50,000   1.36%         495,000     1.15%    9.90
Merrillville      Officemax Inc.
 Plaza                              26,157   0.71%         222,335     0.52%    8.50
Amboy Shopping    Duane Reade
 Center                              9,698   0.26%         266,695     0.62%   27.50
Walnut Hill Plaza Sears             60,700   1.65%         258,000     0.60%    4.25
                                 --------- -------      ---------- --------- -------
                    Total 2008     162,680   4.42%       1,516,155     3.53%    9.32
                                 --------- -------      ---------- --------- -------

      2009
Crossroads        Modell's
 Shopping Center                    25,000   0.68%         193,750     0.45%    7.75
Chestnut Hill     Express           12,882   0.35%         510,344     1.19%   39.62
Bloomfield Town   TJ Max
 Square                             36,000   0.98%         261,000     0.61%    7.25
Walnut Hill Plaza CVS                8,800   0.24%         154,000     0.36%   17.50
Merrillville      Pier I
 Plaza                               9,143   0.25%         128,002     0.30%   14.00
Merrillville      TJ Max
 Plaza                              25,200   0.68%         195,300     0.46%    7.75
New Loudon Center AC Moore Arts
                   & Crafts         21,520   0.58%         221,226     0.52%   10.28
Blackman Plaza    Kmart            104,956   2.85%         204,664     0.48%    1.95
Mark Plaza        Kmart            104,956   2.85%         204,664     0.48%    1.95
                                 --------- -------      ---------- --------- -------
                    Total 2009     348,457   9.46%       2,072,950     4.85%    5.95
                                 --------- -------      ---------- --------- -------

      2010
Chestnut Hill     Borders Books     18,538   0.50%         482,000     1.12%   26.00
Methuen Shopping  Demoulas
 Center            Supermarket      30,460   0.83%         109,656     0.26%    3.60
Ledgewood Mall    Barnes & Noble    12,500   0.34%         224,000     0.52%   17.92
Ledgewood Mall    Macy's            73,349   1.99%         651,245     1.52%    8.88
Ledgewood Mall    Ashley
                   Furniture        41,806   1.14%         212,793     0.50%    5.09
Mad River Station Babies 'R' Us     33,147   0.90%         260,204     0.61%    7.85
Mad River Station Pier I Imports    10,111   0.27%         424,416     0.99%   41.98
Mad River Station Office Depot
                   Inc.             25,038   0.68%         315,479     0.74%   12.60
Bloomfield Town   Home Goods
 Square            Inc.             39,646   1.08%         307,257     0.72%    7.75
Bloomfield Town   Officemax Inc.
 Square                             21,500   0.58%         193,500     0.45%    9.00
Branch Plaza      CVS Revco
                   Drugs            11,050   0.30%         190,076     0.44%   17.20
Merrillville      David's Bridal    13,266   0.36%         190,765     0.44%   14.38
Abington Towne    TJ Max
 Center                             27,000   0.73%         270,000     0.63%   10.00
                                 --------- -------      ---------- --------- -------
                    Total 2010     357,411   9.70%       3,831,391     8.94%   10.72
                                 --------- -------      ---------- --------- -------

Total Core        Total - Next 3
 Portfolio             Years       868,548  23.58%      $7,420,496    17.32%  $ 8.54
                                 ========= =======      ========== ========= =======

Opportunity Funds
-----------------
     Fund I
-----------------
      2008                               -   0.00%      $        -     0.00%  $    -
                                 --------- -------      ========== ========= =======

      2009
Kroger/Safeway    Kroger/Safeway
 portfolio                       1,018,100  73.51%       7,362,811    72.25%    7.23
Haygood Shopping  Eckerd Drugs
 Center                             11,280   0.81%          28,500     0.28%    2.53
                                 --------- -------      ---------- --------- -------
                    Total 2009   1,029,380  74.32%       7,391,311    72.53%    7.18
                                 --------- -------      ---------- --------- -------

      2010                               -   0.00%               -     0.00%       -
                                 --------- -------      ---------- --------- -------

  Total Fund I    Total - Next 3
                       Years     1,029,380  74.32%       7,391,311    72.53%  $ 7.18
                                 ========= =======      ========== ========= =======

     Fund II
-----------------
      2008                               -   0.00%      $        -     0.00%  $    -
                                 --------- -------      ========== ========= =======

      2009                               -   0.00%               -     0.00%       -
                                 --------- -------      ---------- --------- -------

      2010                               -   0.00%               -     0.00%       -
                                 --------- -------      ---------- --------- -------

  Total Fund II   Total - Next 3
                       Years             -   0.00%      $        -     0.00%  $    -
                                 ========= =======      ========== ========= =======

Total Opportunity Total - Next 3
 Funds                 Years     1,029,380  74.32%      $7,391,311    72.53%  $ 7.18
                                 ========= =======      ========== ========= =======

(1) Tenant pays rent based on percentage of sales

QUARTERLY SUPPLEMENTAL DISCLOSURE
  December 31, 2007

                   Lease Expirations
      -------------------------------------------

                    --------------------------------------------------------------------
                               Gross Leased Area                Annualized Base Rent
                              -------------------           ----------------------------
                         Number of       Percent                        Percent  Average
                     Leases     Square      of                             of      per
                    Expiring   Footage    Total               Amount     Total   Sq. Ft.
                    --------------------------------------------------------------------

Core Properties
  Anchor Tenant Expirations

        Month to Month      2     53,208    1.45%           $   826,600    1.93%  $15.54
               2008         5    162,680    4.42%             1,516,155    3.54%    9.32
               2009         9    348,457    9.47%             2,072,950    4.83%    5.95
               2010        14    357,411    9.72%             3,634,011    8.46%   10.17
               2011         8    171,666    4.66%             4,071,957    9.50%   23.72
               2012         7    365,639    9.94%             2,840,390    6.62%    7.77
               2013         5    216,374    5.88%             3,276,389    7.64%   15.14
               2014         6    203,092    5.52%             2,675,940    6.24%   13.18
               2015         7    265,869    7.22%             4,178,514    9.74%   15.72
               2016         4     43,161    1.17%               816,924    1.91%   18.93
               2017         4    159,389    4.33%             2,565,573    5.98%   16.10
               2018         3    330,639    8.98%             3,172,430    7.40%    9.59
               2019         3    170,234    4.63%             1,044,192    2.44%    6.13
               2020         4    218,211    5.93%             1,839,292    4.29%    8.43
               2021         2    140,260    3.81%             1,302,126    3.04%    9.28
               2022         2     69,837    1.90%             1,700,000    3.96%   24.34
               2023         1     25,984    0.71%               500,452    1.17%   19.26
               2024         3    188,506    5.12%             3,154,312    7.36%   16.73
               2028         4    189,509    5.14%             1,692,840    3.95%    8.93

                    -----------------------------           ----------------------------
    Total Occupied         93  3,680,126  100.00%           $42,881,047  100.00%  $11.65
                                                            ============================
    ------------------------------------
    Anchor GLA Owned by
     Tenants                     254,916
    Total Vacant                  44,627
                              ----------
    Total Square Feet          3,979,669
                              ==========
    ------------------------------------

Core Properties
  Shop Tenant Expirations
        Month to Month     33     49,018    3.76%           $   953,691    3.37%  $19.46
               2008        66    211,184   16.19%             4,837,647   17.11%   22.91
               2009        69    201,543   15.45%             4,102,777   14.49%   20.36
               2010        51    168,731   12.94%             2,625,460    9.28%   15.56
               2011        44    158,245   12.13%             3,343,802   11.81%   21.13
               2012        35    139,083   10.66%             2,693,147    9.51%   19.36
               2013        15     49,952    3.83%             1,186,352    4.19%   23.75
               2014        18     84,895    6.51%             2,130,058    7.53%   25.09
               2015        13     70,199    5.38%             1,379,520    4.87%   19.65
               2016         8     38,365    2.94%               945,075    3.34%   24.63
               2017        16     52,069    3.99%             2,135,136    7.54%   41.01
               2018         4      6,805    0.52%               278,118    0.98%   40.87
               2019         1          -    0.00%                51,205    0.18%       -
               2020         3      6,000    0.46%               144,905    0.51%   24.15
               2021         2     30,270    2.32%               244,385    0.86%    8.07
               2022         4     20,055    1.54%               514,959    1.82%   25.68
               2026         1      8,999    0.69%               296,967    1.05%   33.00
               2027         2      9,012    0.69%               442,017    1.56%   49.05
                    -----------------------------           ----------------------------
    Total Occupied        385  1,304,425  100.00%           $28,305,221  100.00%  $21.70
                    =============================           ============================

    ------------------------------------

    Total Vacant                 235,284
                              ----------

    Total Square Feet          1,539,709
                              ==========

Core Properties
  Total Tenant Expirations
        Month to Month     35 $  102,226    2.05%           $ 1,780,291    2.50%  $17.42
               2008        71    373,864    7.50%             6,353,802    8.93%   16.99
               2009        78    550,000   11.03%             6,175,727    8.68%   11.23
               2010        65    526,142   10.56%             6,259,471    8.79%   11.90
               2011        52    329,911    6.62%             7,415,759   10.41%   22.48
               2012        42    504,722   10.13%             5,533,537    7.77%   10.96
               2013        20    266,326    5.34%             4,462,741    6.27%   16.76
               2014        24    287,987    5.78%             4,805,998    6.75%   16.69
               2015        20    336,068    6.74%             5,558,034    7.81%   16.54
               2016        12     81,526    1.64%             1,761,999    2.48%   21.61
               2017        20    211,458    4.24%             4,700,709    6.60%   22.23
               2018         7    337,444    6.77%             3,450,548    4.85%   10.23
               2019         4    170,234    3.42%             1,095,397    1.54%    6.43
               2020         7    224,211    4.50%             1,984,197    2.79%    8.85
               2021         4    170,530    3.42%             1,546,511    2.17%    9.07
               2022         6     89,892    1.80%             2,214,959    3.11%   24.64
               2023         1     25,984    0.52%               500,452    0.70%   19.26
               2024         3    188,506    3.78%             3,154,312    4.43%   16.73
               2026         1      8,999    0.18%               296,967    0.42%   33.00
               2027         2      9,012    0.18%               442,017    0.62%   49.05
               2028         4    189,509    3.80%             1,692,839    2.38%    8.93
                    -----------------------------           ----------------------------

    Total Occupied        478 $4,984,551  100.00%           $71,186,267  100.00%  $14.28
                                                            ============================

    ------------------------------------

    Anchor GLA Owned by
     Tenants                     254,916
    Total Vacant                 279,911
                              ----------

    Total Square Feet          5,519,378
                              ==========

    ------------------------------------

Opportunity Fund Properties

Fund I Anchor Tenant Expirations

               2008         -          -    0.00%           $         -    0.00%  $    -
               2009        26  1,029,380   74.33%             7,391,311   72.53%    7.18
               2012         -          -    0.00%                     -    0.00%       -
               2016         2     58,315    4.21%               402,863    3.95%    6.91
               2017         5    137,329    9.92%             1,057,990   10.38%    7.70
               2021         -          -    0.00%                     -    0.00%       -
               2024         1     70,400    5.08%               281,600    2.76%    4.00
               2026         2     74,000    5.34%               582,500    5.72%    7.87
               2080         1     15,497    1.12%               475,000    4.66%   30.65
                    -----------------------------           ----------------------------
    Total Occupied         37  1,384,921  100.00%           $10,191,264  100.00%  $ 7.36

    ------------------------------------

    Total Vacant                  70,933
                              ----------

    Total Square Feet          1,455,854
                              ==========

Fund I Shop Tenant Expirations

        Month to Month     12     22,343   13.30%           $   264,995   10.40%  $11.86
               2008        13     22,353   13.31%               294,617   11.57%   13.18
               2009         4     12,120    7.22%               118,800    4.66%    9.80
               2010         5     10,278    6.12%               206,317    8.10%   20.07
               2011        11     23,176   13.80%               399,252   15.67%   17.23
               2012         7     23,660   14.07%               296,175   11.63%   12.52
               2014         6     14,403    8.58%               340,647   13.37%   23.65
               2015         2      2,798    1.67%                47,312    1.86%   16.91
               2016         1      7,752    4.62%               111,230    4.37%   14.35
               2017         2      7,523    4.48%               124,788    4.90%   16.59
               2020         1      5,157    3.07%               150,842    5.92%   29.25
               2021         1     16,384    9.76%               192,512    7.56%       -
                    -----------------------------           ----------------------------
    Total Occupied         65    167,947  100.00%           $ 2,547,487  100.00%  $15.17

    ------------------------------------

    Total Vacant                 115,216
                              ----------

    Total Square Feet            283,163
                              ==========

Fund I
  Total Tenant Expirations
        Month to Month     12     22,343    1.44%           $   264,995    2.08%  $11.86
               2008        13     22,353    1.44%               294,617    2.31%   13.18
               2009        30  1,041,500   67.07%             7,510,111   58.98%    7.21
               2010         5     10,278    0.66%               206,317    1.62%   20.07
               2011        11     23,176    1.49%               399,252    3.13%   17.23
               2012         7     23,660    1.52%               296,175    2.32%   12.52
               2014         6     14,403    0.93%               340,647    2.67%   23.65
               2015         2      2,798    0.18%                47,312    0.37%   16.91
               2016         3     66,067    4.25%               514,093    4.04%    7.78
               2017         7    144,852    9.33%             1,182,778    9.28%    8.17
               2020         1      5,157    0.33%               150,842    1.18%   29.25
               2021         1     16,384    1.06%               192,512    1.51%   11.75
               2024         1     70,400    4.53%               281,600    2.21%    4.00
               2026         2     74,000    4.77%               582,500    4.57%    7.87
               2080         1     15,497    1.00%               475,000    3.73%       -
                    -----------------------------           ----------------------------

    Total Occupied        102  1,552,868  100.00%           $12,738,751  100.00%  $ 8.20

    ------------------------------------

    Total Vacant                 186,149
                              ----------

    Total Square Feet          1,739,017
                              ==========

    ------------------------------------

Fund II
  Anchor Tenant
   Expirations
               2011         1    249,334   77.86%           $ 4,162,222   60.34%  $16.69
               2027         1     60,000   18.74%             2,340,000   33.93%   39.00
               2032         1     10,880    3.40%               394,944    5.73%   36.30
                    -----------------------------           ----------------------------
    Total Occupied          3    320,214  100.00%           $ 6,897,166  100.00%  $21.54

    ------------------------------------

    Total Vacant                       -
                              ----------

    Total Square Feet            320,214
                              ==========

    ------------------------------------


Fund II
  Shop Tenant Expirations
        Month to Month      1      6,109    9.61%           $    35,520    2.17%  $ 5.81
               2011         2     24,065   37.85%               584,773   35.74%   24.30
               2012         3     27,205   42.78%               573,208   35.03%   21.07
               2022         1          -    0.00%               225,000   13.75%       -
               2027         1      6,208    9.76%               217,901   13.32%   35.10
                    -----------------------------           ----------------------------
    Total Occupied          8     63,587  100.00%           $ 1,636,402  100.00%  $25.73
                                                                                       -
    ------------------------------------

    Total Vacant                  28,808
                              ----------

    Total Square Feet             92,395
                              ==========

    ------------------------------------

Fund II
  Total Tenant Expirations
        Month to Month      1      6,109    1.59%           $    35,520    0.42%  $ 5.81
               2011         3    273,399   71.24%             4,746,995   55.62%   17.36
               2012         3     27,205    7.09%               573,208    6.72%   21.07
               2027         2     66,208   17.25%             2,557,901   29.97%   38.63
               2022         1          -    0.00%               225,000    2.64%       -
               2032         1     10,880    2.83%               394,944    4.63%   36.30
                    -----------------------------           ----------------------------
    Total Occupied         11    383,801  100.00%           $ 8,533,568  100.00%  $22.23

    ------------------------------------

    Total Vacant                  28,808
                              ----------

    Total Square Feet            412,609
                              ==========

QUARTERLY SUPPLEMENTAL DISCLOSURE
        December 31, 2007
Property Demographics (1)
----------------------------------------------------------------------------------------------------

                                                                                            3-Mile Radius(2)
                                                                                  -------------------------------------

                                                      Trade   Cash (2)                          #
                                                      Area      Base      Total     Total   Households Median  Avg. HH
                                                                                                          HH
Classification       Property /   City         State (Miles)    Rent       GLA      Pop.      ("HH")   Income   Income
                      JV
                      Ownership %
--------------------------------------------------------------------------------- -------------------------------------
Core                 Brandywine   Wilmington   DE
                      Town Center
                      & Mkt
                      Sq./22.22%                           3 15,950,288   997,540    41,222     15,054 $83,769 $102,192
Core                 Elmwood Park Elmwood Park NJ
                      Shopping
                      Ctr.                                 3  3,477,038   149,491   257,647     83,959  52,609   62,446
Core                 Chestnut     Philadelphia PA
                      Hill                                 3  1,292,372    40,570   148,084     59,791  53,526   65,990
Core                 Abington     Abington     PA
                      Towne
                      Center                               3    967,141   216,355    91,293     34,692  66,882   82,491
Core                 Clark &      Chicago      IL
                      Diversey                             3    803,866    19,265   419,461    213,740  58,803   81,579
Core                 Hobson West  Naperville   IL
                      Plaza                                3  1,266,297    98,908    98,083     34,231  94,977  114,120
Core                 Methuen      Methuen      MA
                      Shopping
                      Ctr.                                 5    958,689   130,021    89,957     31,569  41,619   49,981
Core                 Crossroads   White Plains NY
                      Shopping
                      Ctr. / 49%                           3  6,057,891   310,624   105,870     39,349  78,556   85,621
Core                 The Branch   Smithtown    NY
                      Plaza                                3  2,478,784   125,751    68,832     23,221  89,522  113,455
Core                 Amboy Road   Staten       NY
                                   Island                  3  1,537,951    60,090   156,384     56,991  69,666   90,260
Core                 Village      Smithtown    NY
                      Commons
                      Shopping
                      Ctr.                                 3  2,305,432    87,169    68,832     23,221  89,522  113,455
Core                 Bloomfield   Bloomfield   MI
                      Town Square  Hills                   5  2,952,031   232,181    62,528     23,953  73,997  102,234
Core                 Crescent     Brockton     MA
                      Plaza                                3  1,751,970   218,141    99,649     34,369  46,062   56,826
Core                 239          Greenwich    CT
                      Greenwich
                      Avenue /
                      75%                                  5  1,397,621    16,834    67,165     24,889  97,270  125,159
Core                 Town Line    Rocky Hill   CT
                      Plaza                                3  1,630,354   206,356    45,606     19,067  65,917   75,855
Core                 New Loudon   Latham       NY
                      Center                               5  1,713,664   255,826    41,815     15,619  55,375   66,288
Core                 Pacesetter   Pomona       NY
                      Park
                      Shopping
                      Ctr.                                 3  1,110,477    96,698    25,618      8,209  89,598  125,526
Core                 2914 Third   The Bronx    NY
                      Ave                                  3    700,000    42,400 1,239,853    422,421  26,865   33,419
Core                 LA Fitness,  Staten       NY
                      Staten       Island
                      Island                               3  1,265,000    55,000   127,542     45,026  65,178   83,167
Core                 West 54th    Manhattan    NY
                      Street                               3  2,669,553     9,945   582,613    325,406  80,037   96,770
Core                 Mad River    Dayton       OH
                      Station                              5  1,600,961   155,838    58,692     25,428  58,119   67,529
Core                 Mark Plaza   Edwardsville PA          5  1,003,778   216,401    87,986     37,409  31,982   39,628
Core                 Blackman     Wilkes-Barre PA
                      Plaza                                5    288,919   125,264    58,885     24,646  30,982   40,002
Core                 Bartow       The Bronx    NY
                      Avenue                               3    401,429    14,676   567,476    209,231  40,253   47,643
Core                 Walnut Hill  Woonsocket   RI
                      Plaza                                5  2,309,626   284,717    60,322     22,861  42,715   47,867
Core                 Ledgewood    Ledgewood    NJ
                      Mall                                 5  4,214,237   517,151    37,052     13,412  80,007   87,773
Core                 A & P        Boonton      NJ
                      Shopping
                      Plaza / 60%                          5  1,252,985    62,908    49,442     18,288  87,533  113,042
Core                 Merrillville Hobart       IN
                      Plaza                                5  2,832,203   235,685    26,118     10,066  56,556   64,248
Core                 The Gateway  So.          VT
                      Shopping     Burlington
                      Ctr.                                 3  1,802,900   101,784    46,879     19,366  44,294   55,033
Core                 Marketplace  Absecon      NJ
                      of Absecon                           3  1,623,859   105,135    30,732     11,642  52,106   64,775
Core                 Plaza 422    Lebanon      PA          3    444,020   155,149    43,975     17,347  36,874   47,144
Core                 Route 6      Honesdale    PA
                      Plaza                                5  1,124,931   175,505     7,567      3,014  32,283   43,919
Fund I               Granville    Columbus     OH
                      Center /
                      37.78%                               3    663,086   134,997   112,547     47,337  47,547   53,746
Fund I               Sterling     Sterling     MI
                      Heights      Heights
                      Shopping
                      Center /
                      18.9%                                3    641,219   154,835    99,813     36,587  66,886   77,416
Fund I               Tarrytown    Tarrytown    NY
                      Shopping
                      Center /
                      37.78%                               3    917,164    35,291    36,856     13,450  78,415   95,294
Fund I               Hitchcock    Aiken        SC
                      Plaza/ 7.6%                          5  1,386,942   217,261    23,976      9,393  50,934   64,402
Fund I               Haygood      Virginia     VA
                      Shopping     Beach
                      Center /
                      18.9%                                3  1,767,529   178,533    99,119     38,035  52,505   60,732
Fund II- Urban In-   400 East     The Bronx    NY
 Fill                 Fordham
                      Road /
                      19.2%                                2          -         - 1,205,053    412,674  30,252   38,298
Fund II- Urban In-   Sherman      Manhattan    NY
 Fill                 Avenue /
                      19.2%                                2          -         -   535,739    175,108  29,260   36,324
Fund II- Urban In-   Pelham Manor Westchester  NY
 Fill                 Shopping
                      Plaza /
                      19.2%                                3          -         -   398,727    147,238  48,697   56,116
Fund II- Urban In-   161st Street The Bronx    NY
 Fill                 /19.2%                               2  4,530,723   223,521 1,274,483    427,111  25,104   31,477
Fund II- Urban In-   Liberty      Queens       NY
 Fill                 Avenue /
                      19.2%                                3    612,845    17,088   613,457    201,509  44,915   59,078
Fund II- Urban In-   216th Street Manhattan    NY
 Fill                 / 19.2%                              2  2,565,000    60,000   536,119    183,542  30,978   41,481
Fund II- Other       Oakbrook/    Oakbrook     IL
                      20%                                  3    825,000   112,000    77,560     29,487  77,130  108,955
------------------------------------------------------------------------------------------------------------------------
                                                             85,095,775 6,652,904
                                                             --------------------

                                                                 5-Mile Radius
                                                      ------------------------------------
                                                        Total             Median  Avg. HH
                                                                    #        HH
Classification Property / JV       City         State   Pop.       HH     Income   Income
                Ownership %
------------------------------------------------------------------------------------------
Core           Brandywine Town     Wilmington   DE
                Center & Mkt
                Sq./22.22%                              120,306    46,004 $74,110 $ 93,425
Core           Elmwood Park        Elmwood Park NJ
                Shopping Ctr.                           614,727   208,535  57,938   69,562
Core           Chestnut Hill       Philadelphia PA      399,921   157,197  52,171   65,291
Core           Abington Towne      Abington     PA
                Center                                  304,127   117,213  59,851   70,401
Core           Clark & Diversey    Chicago      IL      969,623   410,327  51,138   67,593
Core           Hobson West Plaza   Naperville   IL      241,153    82,668  93,969  113,986
Core           Methuen Shopping    Methuen      MA
                Ctr.                                    201,503    72,943  47,894   56,306
Core           Crossroads Shopping White Plains NY
                Ctr. / 49%                              205,109    73,112  93,445  108,276
Core           The Branch Plaza    Smithtown    NY      199,361    64,663  82,867  105,093
Core           Amboy Road          Staten       NY
                                    Island              292,132   105,178  66,927   88,388
Core           Village Commons     Smithtown    NY
                Shopping Ctr.                           199,361    64,663  82,867  105,093
Core           Bloomfield Town     Bloomfield   MI
                Square              Hills               166,443    62,677  79,970  105,922
Core           Crescent Plaza      Brockton     MA      168,246    58,789  46,062   56,826
Core           239 Greenwich       Greenwich    CT
                Avenue / 75%                            142,822    51,210  94,119  119,232
Core           Town Line Plaza     Rocky Hill   CT      153,302    61,023  57,724   68,679
Core           New Loudon Center   Latham       NY      151,655    61,034  47,547   61,261
Core           Pacesetter Park     Pomona       NY
                Shopping Ctr.                           129,143    36,828  72,841  102,767
Core           2914 Third Ave      The Bronx    NY    2,690,882 1,034,060  45,279   56,415
Core           LA Fitness, Staten  Staten       NY
                Island              Island              457,912   162,076  60,236   77,922
Core           West 54th Street    Manhattan    NY    2,424,848 1,048,312  55,446   67,194
Core           Mad River Station   Dayton       OH      135,000    56,693  60,560   71,601
Core           Mark Plaza          Edwardsville PA      124,868    52,566  34,683   43,184
Core           Blackman Plaza      Wilkes-Barre PA      111,991    47,249  33,391   41,275
Core           Bartow Avenue       The Bronx    NY    1,435,467   511,796  30,552   43,522
Core           Walnut Hill Plaza   Woonsocket   RI       95,320    35,238  50,142   56,573
Core           Ledgewood Mall      Ledgewood    NJ      108,922    38,302  77,480   89,838
Core           A & P Shopping      Boonton      NJ
                Plaza / 60%                             101,266    36,438  86,509  106,011
Core           Merrillville Plaza  Hobart       IN       87,796    32,151  54,709   62,531
Core           The Gateway         So.          VT
                Shopping Ctr.       Burlington           69,993    28,186  47,104   57,514
Core           Marketplace of      Absecon      NJ
                Absecon                                  68,326    26,137  51,610   62,711
Core           Plaza 422           Lebanon      PA       61,197    23,615  41,055   51,545
Core           Route 6 Plaza       Honesdale    PA       11,899     4,627  34,031   46,300
Fund I         Granville Center /  Columbus     OH
                37.78%                                  266,313   108,411  53,466   60,719
Fund I         Sterling Heights    Sterling     MI
                Shopping Center /   Heights
                18.9%                                   264,560   103,403  63,816   74,661
Fund I         Tarrytown Shopping  Tarrytown    NY
                Center / 37.78%                         123,546    43,654  85,757  103,311
Fund I         Hitchcock Plaza/    Aiken        SC
                7.6%                                     44,606    16,968  42,687   55,503
Fund I         Haygood Shopping    Virginia     VA
                Center / 18.9%      Beach               225,653    86,122  54,074   62,011
Fund II- Urban 400 East Fordham    The Bronx    NY
 In-Fill        Road / 19.2%                          1,997,909   698,322  33,259   40,957
Fund II- Urban Sherman Avenue /    Manhattan    NY
 In-Fill        19.2%                                 2,049,516   721,521  34,366   42,608
Fund II- Urban Pelham Manor        Westchester  NY
 In-Fill        Shopping Plaza /
                19.2%                                 1,109,022   403,897  44,956   53,542
Fund II- Urban 161st Street /19.2% The Bronx    NY
 In-Fill                                              2,531,473   966,482  37,307   48,034
Fund II- Urban Liberty Avenue /    Queens       NY
 In-Fill        19.2%                                   613,457   201,509  44,915   59,078
Fund II- Urban 216th Street /      Manhattan    NY
 In-Fill        19.2%                                   536,119   183,542  30,978   41,481
Fund II- Other Oakbrook/ 20%       Oakbrook     IL      288,932   108,039  75,456   97,126
------------------------------------------------------------------------------------------



TOTAL
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on GLA                       122,334  43,847 $62,158 $ 75,301   270,877 101,855 $61,213 $75,053
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on base rent(1)              146,348  58,176 $65,457 $ 79,928   362,055 139,806 $61,561 $75,547
                                                    ---------------------------------- ---------------------------------
CORE
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on GLA                        76,605  28,468 $64,622 $ 78,051   186,618  69,537 $63,191 $77,486
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on base rent(1)              125,817  51,633 $66,509 $ 81,163   329,657 127,768 $62,170 $76,268
                                                    ---------------------------------- ---------------------------------
FUND I
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on GLA                        76,089  29,631 $55,460 $ 65,805   182,063  71,088 $54,172 $64,546
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on base rent(1)               76,620  29,930 $60,550 $ 71,646   191,478  73,747 $63,408 $74,825
                                                    ---------------------------------- ---------------------------------
FUND II -Urban In-fill
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on GLA                     1,089,534 365,672 $27,403 $ 35,043 2,024,182 766,727 $36,476 $47,354
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on base rent(1)              976,242 328,128 $28,634 $ 37,000 1,715,040 645,145 $35,806 $46,732
                                                    ---------------------------------- ---------------------------------
FUND II -Other
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on GLA                        77,560  29,487 $77,130 $108,955   288,932 108,039 $75,456 $97,126
                                                    ---------------------------------- ---------------------------------
Weighted Average - Based on base rent(1)               77,560  29,487 $77,130 $108,955   288,932 108,039 $75,456 $97,126
                                                    ---------------------------------- ---------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.

(2) West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius